PROSPECTUS -- MAY 1, 1997
FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICIES
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PENN MUTUAL VARIABLE LIFE ACCOUNT I
THE PENN MUTUAL LIFE INSURANCE COMPANY
PHILADELPHIA, PA 19172 . TELEPHONE (215) 956-8000
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This prospectus describes an individual flexible premium variable universal life insurance policy (the "Policy" or "Policies") offered by The Penn Mutual Life Insurance Company ("Penn Mutual"). The Policy is designed to provide lifetime insurance protection on the Insured named in the Policy and at the same time provide flexibility to vary the amount and timing of premiums and to change the amount of death benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy.
  You have the opportunity to allocate net premiums and Policy Value to one or more subaccounts of the Penn Mutual Variable Life Account I (the "Separate Account") and Penn Mutual's general account (the "Fixed Account"), within limits. The assets of each subaccount are invested in a corresponding fund (each, a "Fund," and together, the "Funds") of Penn Series Funds, Inc. ("Penn Series"), Neuberger & Berman Advisers Management Trust ("AMT"), American Century Variable Portfolios, Inc. ("American Century Variable Portfolios"), Variable Insurance Products Fund ("VIP Fund"), Variable Insurance Products Fund II ("VIP Fund II" or Morgan Stanley Universal Funds, Inc. ("Morgan Stanley"). Each Fund is managed by the investment adviser shown below:

FUNDS                          MANAGERS
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PENN SERIES
  Growth Equity Fund           Independence Capital Management, Inc.
                               (a subsidiary of Penn Mutual)
  Value Equity Fund            OpCap Advisors
  Small Capitalization Fund    OpCap Advisors
  Emerging Growth Fund         Independence Capital Management, Inc./
                               Robertson Stephens Investment Management, Inc.
  Flexibly Equity Fund         T. Rowe Price Associates, Inc.
  International Equity Fund    Vontobel USA Inc.
  Quality Bond Fund            Independence Capital Management, Inc.
  High Yield Bond Fund         T. Rowe Price Associates, Inc.
  Money Market Fund            Independence Capital Management, Inc.
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AMT
  Limited Maturity Bond Port-  Neuberger & Berman Management, Inc.
   folio
  Balanced Portfolio           Neuberger & Berman Management, Inc.
  Partners Portfolio           Neuberger & Berman Management, Inc.
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AMERICAN CENTURY VARIABLE
 PORTFOLIOS
  Capital Appreciation Portfo- American Century Investment Management, Inc.
   lio
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VIP FUND
  Equity-Income Portfolio      Fidelity Management & Research Company
  Growth Portfolio             Fidelity Management & Research Company
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VIP FUND II
  Asset Manager Portfolio      Fidelity Management & Research Company
  Index 500 Portfolio          Fidelity Management & Research Company
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MORGAN STANLEY UNIVERSAL
 FUNDS, INC.
  Emerging Markets Equity (In- Morgan Stanley Asset Management Inc.
   ternational) Portfolio
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  The accompanying prospectuses for the Funds describe the Funds, including the risks of investing in the Funds, and provide other information on the Funds. This prospectus generally describes only those features of the Policy related to the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 14.
  You can select from two death benefit options available under the Policy: a level death benefit ("Specified Amount" or "Option 1") and an increasing death benefit ("Specified Amount Plus Policy Value" or "Option 2"). Penn Mutual guarantees that the death benefit will never be less than the Specified Amount (less any unrepaid policy loans and past due charges) so long as the Policy is in force.
  The Policy provides for a net cash surrender value that can be obtained by surrendering the Policy. Because this value is based on the performance of the Funds, to the extent of allocations to the Separate Account, there is no guaranteed net cash surrender value. If the net cash surrender value is insufficient to cover the charges due under the Policy, the Policy will lapse without value. However, Penn Mutual guarantees to keep the Policy in force during the first three policy years so long as the Base Monthly Premium requirement and other conditions have been met. The Policy also provides for policy loans and permits partial surrenders within limits.
  It may not be advantageous to replace existing insurance with the Policy. Within certain limits, you may return the Policy or exchange it for another life insurance policy with benefits that do not vary with the investment results of a separate account.
THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION YOU SHOULD KNOW BEFORE DECIDING TO PURCHASE A POLICY. IT SHOULD BE RETAINED FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR EACH FUND. THE FUND PROSPECTUSES SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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PROSPECTUS CONTENTS

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DEFINITIONS OF TERMS........................................................   4
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SUMMARY AND DIAGRAM OF THE POLICY...........................................   5
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GENERAL INFORMATION ABOUT PENN MUTUAL, THE SEPARATE ACCOUNT AND THE FUNDS...   8
  The Penn Mutual Life Insurance Company....................................   8
  Penn Mutual Variable Life Account I.......................................   8
  The Funds.................................................................   8
  Substitution of Securities................................................  10
  Voting Rights.............................................................  10
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PREMIUMS AND ALLOCATIONS....................................................  11
  Applying for a Policy.....................................................  11
  Free Look Right to Cancel Policy..........................................  11
  Premiums..................................................................  11
  Premiums to Prevent Lapse.................................................  12
  Net Premium Allocations...................................................  12
  Crediting Premiums........................................................  13
  Transfers.................................................................  13
  Dollar Cost Averaging Program.............................................  13
  Asset Rebalancing.........................................................  14
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FIXED ACCOUNT...............................................................  14
  Fixed Account.............................................................  14
  Interest Credited on Policy Value in the Fixed Account....................  15
  Calculating Fixed Account Value...........................................  15
  Deductions, Surrenders and Transfers from the Fixed Account...............  15
  Payments from the Fixed Account...........................................  15
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CHARGES AND DEDUCTIONS......................................................  15
  Premium Charge............................................................  15
  Daily Mortality and Expense Risk Charge...................................  16
  Monthly Deduction.........................................................  16
  Transfer Charge...........................................................  17
  Surrender Charges.........................................................  17
  Partial Surrender Charge..................................................  19
  Fund Expenses.............................................................  19
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HOW YOUR POLICY VALUES VARY.................................................  19
  Determining the Policy Value..............................................  19
  Net Policy Value..........................................................  20
  Cash Surrender Value......................................................  20
  Net Cash Surrender Value..................................................  20
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DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT...............................  20
  Amount of Death Benefit...................................................  20
  Basic Death Benefit and Specified Amount Options..........................  20
  Initial Specified Amount and Option.......................................  21
  Changes in Specified Amount Option........................................  21
  Changes in Specified Amount...............................................  21
  Selecting and Changing the Beneficiary....................................  21
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CASH BENEFITS...............................................................  21
  Policy Loans..............................................................  21
  Surrendering the Policy for Net Cash Surrender Value......................  22
  Partial Surrenders........................................................  22
  Maturity Benefit..........................................................  23
  Payment Options...........................................................  23

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ILLUSTRATIONS OF POLICY VALUES, NET CASH SURRENDER VALUES, DEATH BENEFITS
 AND ACCUMULATED PREMIUMS..................................................  23
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OTHER POLICY BENEFITS AND PROVISIONS.......................................  29
  Right to Exchange to a Fixed Benefit Policy..............................  29
  Dividends................................................................  29
  Limits on Our Rights to Contest the Policy...............................  29
  Changes in the Policy or Benefits........................................  29
  When Proceeds Are Paid...................................................  29
  Reports to Policy Owners.................................................  30
  Assignment...............................................................  30
  Reinstatement............................................................  30
  Supplemental Benefits....................................................  30
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TAX CONSIDERATIONS.........................................................  31
  Introduction.............................................................  31
  Tax Status of the Policy.................................................  31
  Tax Treatment of Policy Benefits.........................................  32
  Possible Charge for Penn Mutual's Taxes..................................  33
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OTHER INFORMATION ABOUT THE POLICIES AND PENN MUTUAL.......................  33
  Sale of the Policies.....................................................  33
  Penn Mutual Trustees and Officers........................................  34
  State Regulation.........................................................  35
  Additional Information...................................................  35
  Experts..................................................................  36
  Litigation...............................................................  36
  Legal Matters............................................................  36
  Financial Statements.....................................................  36
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APPENDICES
  A--Minimum Initial Premiums.............................................. A-1
  B--Administrative Surrender Charges Per $1,000........................... B-1
  C--Applicable Percentages................................................ C-1

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DEFINITIONS OF TERMS

  ACCOUNT: A Subaccount of the Separate Account or the Fixed Account.
  ATTAINED AGE: The Insured's age on the Policy Date, plus the number of full years since the Policy Date.
  BASE MONTHLY PREMIUM: An amount used to measure premiums paid during the first three Policy Years for purposes of the Three-Year Guarantee. See page 11.
  BASIC DEATH BENEFIT: Specified Amount or Specified Amount Plus Policy Value,
   depending on the option selected. See page 20.
  BENEFICIARY: The person to whom the Death Benefit is paid.
  CASH SURRENDER VALUE: Policy Value less any surrender charges that would be deducted if the Policy were surrendered. See page 20.
  DEATH BENEFIT: The amount of money payable to the Beneficiary if the Insured dies while the Policy is in force. The calculation of the Death Benefit is described on page 20.
  FIXED ACCOUNT: An account consisting of assets owned by Penn Mutual with respect to the Policies, other than those in the Separate Account.
  INDEBTEDNESS: The total amount owed Penn Mutual as a result of Policy loans, including both principal and accrued interest.
  INITIAL SPECIFIED AMOUNT: The Specified Amount on the Policy Date.
  INSURED: The person whose life is covered by the Policy.
  ISSUE DATE: The date the Policy is issued. A Policy is issued after completion of underwriting. If the initial premium is received at our Office and invested before underwriting has been completed, the Issue Date will be later than the Policy Date. In that case, once issued, Policy coverage is retroactive to the Policy Date. The Issue Date is used to measure contestability periods. See page 29.
  MATURITY DATE: The Policy Anniversary nearest the Insured's 95th birthday. MONTHLY ANNIVERSARY: The same day as the Policy Date for each succeeding month, except that, if the Policy Date is the 29th, 30th or 31st of a month, the Monthly Anniversary is deemed to be the first of the following month. The Monthly Deduction is deducted on each Monthly Anniversary.
  NET CASH SURRENDER VALUE: Net Policy Value less any applicable surrender charge that would be deducted upon surrender. See page 17.
  NET POLICY VALUE: Policy Value less any Indebtedness.
  NET PREMIUM: A premium minus the premium charge. See page 15.
  OFFICE: Operations Offices, 600 Dresher Road, Horsham, PA, 19044.
  OWNER, YOU: The person who purchases a Policy.
  PENN MUTUAL, WE, US: The Penn Mutual Life Insurance Company.
  POLICY ANNIVERSARY: An anniversary of the Policy Date.
  POLICY DATE: The date from which Policy Years and Monthly Anniversaries are measured.
  POLICY LOAN ACCOUNT: A portion of the Policy Value held in the Fixed Account as collateral for policy loans. See page 12.
  POLICY VALUE: The total amount in the Accounts credited to a Policy.
   Calculation of the Policy Value is described on page 19.
  POLICY YEAR: The year commencing with the Policy Date and ending on the day before the first Policy Anniversary, or any following year commencing with a Policy Anniversary and ending on the day before the next Policy Anniversary.
  SEPARATE ACCOUNT: Penn Mutual Variable Life Account I, a separate investment account of The Penn Mutual Life Insurance Company.
  SPECIFIED AMOUNT: A dollar amount used to determine the death benefit under a
   Policy. See page 20.
  SUBACCOUNT: A division of the Separate Account established to invest in a particular Fund and available for investment under the Policies.
  SURRENDER CHARGE PREMIUM: An amount used to determine the sales charge deducted on surrender of the Policy. See page 17.
  VALUATION DATE: Each day the New York Stock Exchange and our Office are open for business.
  VALUATION PERIOD: A period commencing with the close of business on the New
   York Stock Exchange and ending at the close of business on the New York Stock Exchange for the next succeeding Valuation Date.

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SUMMARY AND DIAGRAM OF THE POLICY

  THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION AND DIAGRAM OF THE POLICY SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICY IN THIS PROSPECTUS ASSUMES THAT THE POLICY IS IN FORCE AND THERE IS NO OUTSTANDING INDEBTEDNESS.

  The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, the Owner of a Policy pays premiums for insurance coverage on the person insured. Also like fixed-benefit life insurance, the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime. As with fixed-benefit life insurance, the Net Cash Surrender Value during the early Policy Years may be substantially lower than the premiums paid.
  However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed- benefit life insurance, the Death Benefit of a Policy may, and the Policy Value will, increase or decrease to reflect the investment performance of the Subaccounts to which Policy Value is allocated. Also, there is no guaranteed minimum Net Cash Surrender Value. Nonetheless, Penn Mutual guarantees to keep the Policy in force during the first three Policy Years so long as the Base Monthly Premium requirement has been met and Indebtedness is not excessive. See "Three-Year Guarantee," page 12. Otherwise, if the Net Cash Surrender Value is insufficient to pay charges due, the Policy will lapse without value after a grace period. See "Premiums to Prevent Lapse," page 12.
  The most important features of the Policy, such as charges, cash benefits, death benefits, and calculation of Policy values, are summarized in the diagram on the following pages.
  PURPOSE OF THE POLICY. The Policy is designed to be a long-term investment providing significant insurance benefits. The Policy should be considered in conjunction with other insurance policies owned by the Owner. It may not be advantageous to replace existing insurance policies with the Policy.
  TAX CONSIDERATIONS. Penn Mutual intends for the Policy to satisfy the definition of a life insurance contract under section 7702 of the Internal Revenue Code. Under certain circumstances, a Policy could be treated as a "modified endowment contract." Penn Mutual will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see page 31.
  FREE LOOK RIGHT TO CANCEL AND EXCHANGE RIGHT. For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a full refund of the initial premium paid. See "Free Look Right to Cancel Policy," page 11. Until the end of this limited period, Net Premiums paid will be invested in the Subaccount investing in the Penn Series Money Market Fund. (See "Net Premium Allocations," page 12.) At any time within the first 24 Policy Months, you may exchange your Policy for a flexible premium (non-variable) adjustable life insurance policy. See "Right to Exchange for a Fixed Benefit Policy," page 29.
  OWNER INQUIRIES. If you have any questions, you may write to us (The Penn Mutual Life Insurance Company, Philadelphia, PA, 19172) or call us (1-800-523-
0650).

                              DIAGRAM OF POLICY

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                               PREMIUM PAYMENTS

                 . You select a payment plan but are not
                   required to pay premiums according to
                   the plan. You can vary the amount and
                   frequency and can skip planned premiums.
                   See page 11 for rules and limits.

                 . Minimum initial premium and planned
                   premium depend on Insured's age, sex and underwriting class, Specified Amount selected, and any supplemental riders.
                   See Appendix A for sample minimum
                   initial premiums.

                 . Unplanned premiums may be made, within
                   limits. See page 11.

                 . Under certain circumstances, extra
                   premiums may be required to prevent
                   lapse. See page 12.

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                           DEDUCTIONS FROM PREMIUMS

           . For sales load (4.0% of premiums; currently reduced to 2.0% of premiums paid after the first 15 Policy
             Years).

           . For state premium tax (2.5% of premiums). See page
             15.
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                                 NET PREMIUMS

 . You direct the allocation of Net Premiums among 14 Subaccounts of the Separate Account and the Fixed Account (the "Accounts"). See page 12 for rules and limits on Net Premium allocations.

 . The Subaccounts invest in corresponding portfolios ("Funds") of Penn
   Series Funds, Inc. ("Penn Series"), Neuberger & Berman Advisers Management Trust ("AMT"), American Century Variable Portfolios, Inc. ("American Century Variable Portfolios"), Variable Insurance Products Fund ("VIP Fund"), Variable Insurance Products Fund II ("VIP Fund II") and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley"). See page 8. Funds available are:

    Penn Series - Growth Equity Fund        AMT - Limited Maturity Bond
                                            Portfolio
    Penn Series - Value Equity Fund         AMT - Balanced Portfolio
    Penn Series - Small Capitalization Fund AMT - Partners Portfolio
    Penn Series - Emerging Growth Fund      American Century Variable
                                            Portfolio--Capital Appreciation
    Penn Series - Flexibly Managed Fund     VIP Fund - Equity-Income Portfolio
    Penn Series - International Equity Fund VIP Fund - Growth Portfolio
    Penn Series - Quality Bond Fund         VIP Fund II - Asset Manager
                                            Portfolio
    Penn Series - High Yield Bond Fund      VIP Fund II - Index 500 Portfolio
    Penn Series - Money Market Fund         Morgan Stanley - Emerging Markets
                                            Equity (International) Portfolio

 . Interest is credited on amounts allocated to the Fixed Account at a minimum guaranteed rate of 4%. See page 14 for rules and limits on Fixed Account allocations.
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                            DEDUCTIONS FROM ASSETS

 . Monthly Deduction for cost of insurance, administrative expenses, and charges for any supplemental benefits. Administrative expenses are currently $9.00 per month the first Policy Year, $5.00 per month thereafter, plus for the first 12 months after the Policy Date, and for the 12 policy months following an increase in Specified Amount, a $0.10 charge per $1,000 of the Initial Specified Amount or the increase. See page 16.

 . Daily charge at a current annual rate of 0.75% (guaranteed never to exceed 0.90%) from Policy Value in the Subaccounts for mortality and expense risks. See page 15. This charge is not deducted from Fixed Account Value.

 . Investment advisory fees and other fund expenses are deducted from the assets of each Fund. See page 19.
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                                 POLICY VALUE

 . Is the amount in the Accounts credited to your Policy. It is equal to Net Premiums, as adjusted each Valuation Date to reflect Subaccount investment experience, interest credited on Fixed Account Value, charges deducted and other policy transactions (such as transfers and partial surrenders). See page 19.

 . Varies from day to day. There is no minimum guaranteed Policy Value. The
   Policy may lapse if the Net Cash Surrender Value is insufficient to cover the Monthly Deduction then due. See page 12.

 . Policy Value can be transferred among the Accounts. See page 13 for rules and limits. Policy loans reduce the amount available for allocations and transfers.

 . Dollar cost averaging and asset rebalancing programs are available. See page 13.

 . Policy Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value, Net Cash Surrender Value,
   Net Policy Value and the Basic Death Benefit used to determine benefits.
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          CASH BENEFITS                              DEATH BENEFITS

 . Loans may be taken for                     . Income tax free to
   amounts up to 90% of Cash                    Beneficiary.
   Surrender Value, at a net
   interest rate of 1.0%.                     . Available as lump sum or
   Currently, the net interest                  under a variety of payment
   rate is 0.25% after the                      options.
   first 10 Policy Years. See
   page 21 for rules and                      . Minimum Basic Death Benefit
   limits.                                      ("Specified Amount") of
                                                $50,000.
 . Partial surrenders generally
   can be made up to four times               . Two Specified Amount options
   a Policy Year provided there                 available: Specified Amount
   is sufficient remaining Net                  Option 1 (level Basic Death
   Cash Surrender Value. An                     Benefit) and Specified
   administrative charge of the                 Amount Plus Policy Value
   lesser of $25 or 2% of the                   Option 2 (increasing Basic
   surrender amount requested                   Death Benefit). See page 20.
   will apply. See page 22 for
   rules and limits.                          . Flexibility to change
                                                Specified Amount option and
 . The Policy may be                            change Specified Amount. See
   surrendered in full at any                   page 21 for rules and
   time for its Net Cash                        limits.
   Surrender Value. A declining
   sales load charge of up to                 . Supplemental benefits
   25% of the Surrender Charge                  available by rider. See page
   Premium (not more than 12                    30.
   Base Monthly Premiums) will
   apply to a full surrender
   made during the first 11
   Policy Years. In addition, a
   declining administrative
   charge will apply to a full
   surrender made during the
   first 11 Policy Years or the
   11 years following an
   increase in Specified
   Amount. See page 17.

 . Payment options available.
   See page 23.
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GENERAL INFORMATION ABOUT PENN MUTUAL, THE SEPARATE ACCOUNT AND THE FUNDS

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THE PENN MUTUAL LIFE INSURANCE COMPANY

  Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We are authorized to sell insurance in all 50 states and the District of Columbia. Our corporate headquarters are located at The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172, and our operations offices are located at 600 Dresher Road, Horsham, Pennsylvania, 19044.

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PENN MUTUAL VARIABLE LIFE ACCOUNT I

  We established Penn Mutual Variable Life Account I (the "Separate Account") as a separate investment account under Pennsylvania law on January 27, 1987. It is used to support the Policies as well as other variable life insurance policies, and for other purposes permitted by law. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts, of which Penn Mutual Variable Life Account I is registered with the SEC.
  We own the assets in the Separate Account. The Separate Account is divided into Subaccounts. The Subaccounts available under the Policies invest in shares of a specific Fund of Penn Series Funds, Inc. ("Penn Series"), Neuberger & Berman Advisers Management Trust ("AMT"), American Century Variable Portfolios, Inc. ("American Century Variable Portfolios") (formerly TCI Portfolios, Inc.) , Variable Insurance Products Fund ("VIP Fund"), Variable Insurance Products Fund II ("VIP Fund II") and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley"). The Separate Account includes other Subaccounts which are not available under the Policy and are not otherwise discussed in this prospectus.
  Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against the Subaccount without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

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THE FUNDS

  Penn Series, AMT, American Century Variable Portfolios, VIP Fund, VIP Fund II and Morgan Stanley are each registered with the SEC as a diversified open-end management investment company under the 1940 Act. Each is a series-type mutual fund made up of different series or funds ("Funds"). The investment objectives of each of the Funds in which Subaccounts invest is set forth below. There is, of course, no assurance that these objectives will be met.
  PENN SERIES - GROWTH EQUITY FUND - seeks long-term growth of capital and increase of future income by investing primarily in common stocks of well-established growth companies.
  PENN SERIES - VALUE EQUITY FUND - seeks to maximize total return (capital appreciation and income) primarily by investing in equity securities of companies believed to be undervalued considering such factors as assets, earnings, growth potential and cash flows.
  PENN SERIES - SMALL CAPITALIZATION FUND - seeks capital appreciation through investment in a diversified portfolio of securities consisting primarily of equity securities of companies with market capitalization of under $1 billion.
  PENN SERIES - EMERGING GROWTH FUND - seeks capital appreciation by investing primarily in common stocks of emerging growth companies with above-average growth prospects.
  PENN SERIES - FLEXIBLY MANAGED FUND - seeks to maximize total return (capital appreciation and income) by investing in common stocks, other equity securities, corporate debt securities, and/or short-term reserves, in proportions considered appropriate in light of the availability of attractively valued individual securities and current and expected economic and market conditions.
  PENN SERIES - INTERNATIONAL EQUITY FUND - seeks to maximize capital appreciation by investing in a carefully selected diversified portfolio consisting primarily of equity securities. The investments will consist principally of equity securities of European and Pacific Basin countries.

  PENN SERIES - QUALITY BOND FUND - seeks the highest income over the long term consistent with the preservation of principal by investing primarily in marketable investment-grade debt securities.
  PENN SERIES - HIGH YIELD BOND FUND - seeks high current income by investing primarily in a diversified portfolio of long term high-yield fixed income securities in the medium to lower quality ranges; capital appreciation is a secondary objective; such securities, which are commonly referred to as "junk" bonds, generally involve greater risks of loss of income and principal than higher rated securities.
  PENN SERIES - MONEY MARKET FUND - seeks to preserve capital, maintain liquidity and achieve the highest possible level of current income consistent therewith, by investing in high quality money market instruments; an investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
  AMT - LIMITED MATURITY BOND PORTFOLIO - seeks the highest current income consistent with low risk to principal and liquidity; as a secondary objective, seeks to enhance total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal; investments are made by investing all of its net investable assets in a series of Advisers Managers Trust (a diversified open-end management investment company) with identical investment objective, policies and limitations; the underlying series pursues objectives primarily by investing in a diversified portfolio of limited maturity debt securities.
  AMT - BALANCED PORTFOLIO - seeks long-term capital growth and reasonable current income without undue risk to principal through investment in common stocks and debt securities; investments are made by investing all of its net investable assets in a series of Advisers Managers Trust (a diversified open-end management investment company) with identical investment objective, policies and limitations; as to the underlying series, it is anticipated that normally 60% of total assets will be invested in common stocks and remaining assets will be invested in debt securities; at least 25% of the Series' assets will be invested in fixed income senior securities.
  AMT - PARTNERS PORTFOLIO - seeks capital growth by investing primarily in common stocks of established companies, using the value oriented investment approach. Neuberger & Berman reserves the right to make changes in the investment objectives, but will notify shareholders thirty days in advance of any proposed material change.
  AMERICAN CENTURY VARIABLE PORTFOLIOS - CAPITAL APPRECIATION PORTFOLIO (FORMERLY GROWTH PORTFOLIO) - seeks capital growth by investing in common stocks (including securities convertible into common stocks) and other securities that meet certain fundamental and technical standards of selection and, in the opinion of the Fund's management, have better than average potential for appreciation; the Fund intends to stay fully invested in such securities.
  VIP FUND - EQUITY - INCOME PORTFOLIO - seeks reasonable income by investing primarily in income-producing equity securities; in choosing these securities, the Fund will also consider the potential for capital appreciation; the Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.
  VIP FUND - GROWTH PORTFOLIO - seeks to achieve capital appreciation; the Fund normally purchases common stocks, although its investments are not restricted to any one type of security; capital appreciation may also be found in other types of securities, including bonds and preferred stocks.
  VIP FUND II - ASSET MANAGER PORTFOLIO - seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.
  VIP FUND II - INDEX 500 PORTFOLIO - seeks to match the total return of the S&P 500 while keeping expenses low. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange.
  MORGAN STANLEY - EMERGING MARKETS EQUITY (INTERNATIONAL) PORTFOLIO - seeks long term capital appreciation by investing primarily in equity securities of emerging market country issuers. The Portfolio will focus on economies which are developing strongly and in which the markets are becoming more sophisticated.
  Each Fund sells and redeems its shares at net asset value without any sales charge. Any dividend from net investment income or distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund.
  INDEPENDENCE CAPITAL MANAGEMENT, INC. ("Independence Capital Management"), of Horsham, Pennsylvania, serves as investment adviser to the Penn Series Growth Equity, Emerging Growth, Quality Bond and Money Market Funds.
  T. ROWE PRICE ASSOCIATES, INC. ("Price Associates"), of Baltimore, Maryland, serves as investment adviser to the Penn Series Flexibly Managed Fund and the Penn Series High Yield Bond Fund.

  OPCAP ADVISORS ("OpCap") (formerly Quest for Value Advisers), of New York, New York, serves as investment adviser to the Penn Series Value Equity Fund and the Penn Series Small Capitalization Fund.
  VONTOBEL USA INC. ("Vontobel"), of New York, New York, is the investment adviser to the Penn Series International Equity Fund.
  NEUBERGER & BERMAN MANAGEMENT INCORPORATED ("N&B Management") of New York, New York, is the investment adviser to each series of Advisers Managers Trust underlying the AMT Limited Maturity Bond Portfolio, the AMT Balanced Portfolio and the AMT Partners Portfolio.
  ROBERTSON STEPHENS INVESTMENT MANAGEMENT, INC., San Francisco, California, is investment sub-adviser to the Penn Series Emerging Growth Fund.
  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("American Century") of Kansas City, Missouri, is the investment adviser to Capital Appreciation Portfolio.
  FIDELITY MANAGEMENT & RESEARCH CORPORATION ("FMR") of Boston, Massachusetts, is the investment adviser to VIP Fund's Equity Income Portfolio and Growth Portfolio and VIP Fund II's Asset Manager Portfolio and Index 500 Portfolio. FMR utilizes the services of two subsidiaries on a sub-advisory basis for foreign securities investments for the Asset Manager Portfolio. These subsidiaries are Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc.
  MORGAN STANLEY ASSET MANAGEMENT INC. ("Morgan Stanley") of New York, New York, is the investment adviser to Morgan Stanley Universal Funds' Emerging Markets Equity (International) Portfolio.
  Further information about the Funds is contained in the accompanying prospectuses, which you should read in conjunction with this prospectus.
  We have entered into agreements with Penn Series, AMT, American Century Variable Portfolios, VIP Fund, VIP Fund II and Morgan Stanley governing the Separate Account's investment in those Funds. Under the agreement with American Century Variable Portfolios, the adviser to the American Century Variable Portfolios compensates Penn Mutual for certain administrative services provided by Penn Mutual.
  The shares of Penn Series, AMT, American Century Variable Portfolios, VIP Fund, VIP, Fund II and Morgan Stanley are sold not only to the Separate Account, but to other separate accounts of Penn Mutual that fund benefits under variable annuity policies. The shares of AMT, American Century Variable Portfolios, VIP Fund, VIP Fund II and Morgan Stanley are also sold to separate accounts of other insurance companies and, in the case of AMT, also directly to qualified pension and retirement plans. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity policy separate accounts (and also qualified pension and retirement plans with respect to AMT) to invest in the same underlying mutual fund. Although neither we nor Penn Series, AMT, American Century Variable Portfolios, VIP Fund, VIP Fund II or Morgan Stanley currently perceives or anticipates any such disadvantage, the Boards of Directors of Penn Series, American Century Variable Portfolios and Morgan Stanley, respectively, and the Boards of Trustees of AMT, VIP Fund and VIP Fund II, respectively, will monitor events to determine whether any material conflict between variable annuity policyowners and variable life policyowners (and also qualified pension and retirement plans with respect to AMT) arises.
  Material conflicts could result from such things as: (1) changes in state insurance laws; (2) changes in federal income tax law; (3) changes in the investment management of any Fund of Penn Series, AMT, American Century Variable Portfolios, VIP Fund, VIP Fund II or Morgan Stanley, respectively; or
(4) differences between voting instructions given by variable annuity policyowners and those given by variable life policyowners. In the event of a material irreconcilable conflict, we will take the steps necessary to protect our variable annuity and variable life policyowners. This could include discontinuance of investment in a Fund.

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SUBSTITUTION OF SECURITIES

  If investment in a Subaccount should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another subaccount or insurance company separate account is in the interest of Owners, we may substitute another subaccount or insurance company separate account. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

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VOTING RIGHTS

  We are the legal owner of shares held by the Subaccounts and as such have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the

Subaccounts. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.
  To obtain voting instructions from Owners, before a meeting we will send Owners voting instruction material, a voting instruction form and any other related material. The number of shares held by each Subaccount for which an Owner may give voting instructions is currently determined by dividing the portion of the Owner's Policy Value in the Subaccount by the net asset value of one share of the applicable Fund. Fractional votes will be counted. The number of votes for which an Owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares held by a Subaccount for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.
  We may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise Owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

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PREMIUMS AND ALLOCATIONS

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APPLYING FOR A POLICY

  If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents. You also must pay an initial premium at least equal to the minimum required. See "Premiums," below. Your premium can be submitted with the application or at a later date, but Policy coverage will not become effective until the initial premium in good order is received at our Office.
  We require satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, we will issue a Policy covering an Insured up to age 70 if evidence of insurability satisfies our underwriting rules. We may, in our sole discretion, issue a Policy covering an Insured over age 70. Acceptance of an application depends on our underwriting rules, and we reserve the right to reject an application for any reason.

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FREE LOOK RIGHT TO CANCEL POLICY

  You may cancel your Policy for a refund of premium during your "free-look" period. This period expires 10 days after you receive your Policy (30 days if you live in Florida), 45 days after your application is signed, or 10 days after we mail or deliver a Notice of Right of Withdrawal, whichever is latest. If you decide to cancel the Policy, you must return it by mail or delivery to us or to our authorized agent who sold it. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. We will refund premiums paid within seven days after we receive the Policy.

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PREMIUMS

  The minimum initial premium required depends on a number of factors, such as the age, sex and rate class of the proposed Insured, the desired Specified Amount, any supplemental benefits and the planned premiums you propose to make. The initial premium must be at least equal to two Base Monthly Premiums. See "Planned Premiums," below. Sample minimum initial premiums are shown in Appendix A.
  Additional premiums may be paid in any amount and at any time, subject to the following limits. First, a premium must be at least $25 and must be sent to our Office. We may require satisfactory evidence of insurability before accepting any premium which results in an increase in the net amount at risk (defined on page) 16.
  Second, we reserve the right to limit total premiums paid in a Policy Year to the planned premiums selected (see "Planned Premiums," below). In addition, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We will refund any portion of any premium which is determined to be in excess of the premium limit established by law to qualify a Policy as a policy for life insurance. (The amount refunded will be the excess premium plus any gain attributable to the excess premium.) In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code. See "Tax Considerations," page 31.
  Lastly, no premium will be accepted after the Maturity Date.
  PLANNED PREMIUMS. When applying for a Policy, you select a plan for paying level premiums at specified intervals, e.g., monthly, semi-annually or annually, until the Maturity Date. You are not required to pay premiums in accordance with this plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount and frequency of planned premiums whenever you want by sending written notice to our Office. However, we reserve the right to limit the amount of a premium or the total premiums paid, as discussed above. We will send you reminder notices for planned premiums, unless you have arranged to pay planned premiums by pre-authorized check.
  THREE-YEAR GUARANTEE. We guarantee that a Policy will remain in force during the first three Policy Years, regardless of the sufficiency of the Net Cash Surrender Value, if the total premiums paid less any partial surrenders is greater than or equal to the Total Base Monthly Premium for the Policy. The Total Base Monthly Premium is the Base Monthly Premium multiplied by the number of months the Policy has been in force. The Base Monthly Premium is a benchmark monthly premium calculated for each Policy based on the age, sex and rate class of the Insured, the requested Specified Amount and any supplemental benefits. The Base Monthly Premium for your Policy generally will be less than the monthly amount of planned premiums you select to pay. The Three-Year guarantee will not prevent the termination of the Policy if the Net Cash Surrender Value becomes insufficient because of excessive Indebtedness. See "Loan Repayment; Effect if Not Repaid," page 22.
  PREMIUMS UPON INCREASE IN SPECIFIED AMOUNT. Depending on the Policy Value at the time of an increase in the Specified Amount and the amount of the increase requested, an additional premium or change in the amount of planned premiums may be advisable. See "Changes in Specified Amount," page 21. We will notify you if a premium is necessary or a change appropriate.
  If you increase your Policy's Specified Amount during the first three Policy Years, we will extend the Three- Year Guarantee (see above) to three years after the effective date of the increase.

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PREMIUMS TO PREVENT LAPSE

  Failure to pay planned premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned premiums will not necessarily guarantee that a Policy will not lapse (except when the Three-Year Guarantee is in effect). Rather, whether a Policy lapses depends on whether its Net Cash Surrender Value is insufficient to cover the Monthly Deduction (see page 16) when due.
  If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of the Monthly Deduction to be deducted on that date and the Three-Year Guarantee is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in the Net Cash Surrender Value or the Net Cash Surrender Value has decreased because insufficient premiums have been paid to offset the Monthly Deduction.
  GRACE PERIOD. If your Policy goes into default, you will be allowed a 61-day grace period to pay a premium sufficient to cover the Monthly Deduction. We will send notice of the amount required to be paid during the grace period ("grace period premium") to your last known address and to any assignee of record. The grace period will begin when the notice is sent. Your Policy will remain in effect during the grace period. If the Insured should die during the grace period before the grace period premium is paid, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death. See "Amount of Death Benefit," page 20. If the grace period premium has not been paid before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. See "Reinstatement," page 30.
  A grace period also may begin if Indebtedness becomes excessive. See "Loan Repayment; Effect if not Repaid," page 22.

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NET PREMIUM ALLOCATIONS

  In the application, you specify the percentage of a Net Premium to be allocated to each Account. The sum of your allocations must equal 100%, and each allocation percentage must be a whole number. However, until the free look period expires, all Net Premiums received are invested in the Subaccount investing in the Penn Series Money Market Fund (the "Money Market Subaccount"). At the end of this period (which for this purpose is assumed to begin 3 days after we issue your Policy), the Policy Value in the Money Market Subaccount is transferred to and allocated to the Accounts based on the premium allocation percentages in the application. See "Determining the Policy Value," page 19.
  The Net Premium allocation percentages specified in the application will apply to subsequent premiums until you change them. You can change the allocation percentages at any time, provided they total 100% and each is a whole number, by sending written notice to our Office. The change will apply to all premiums received with or after our receipt of your notice.

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CREDITING PREMIUMS

  The initial Net Premium will be credited to the Policy as of the Policy Date, or as of the Valuation Date the first premium is received at our office if later. Planned premiums and unplanned premiums not requiring additional underwriting will be credited to the Policy and the resulting Net Premiums will be invested as requested on the Valuation Date the premium was received by our Office. However, any premium requiring additional underwriting will be allocated to the Money Market Subaccount until underwriting has been completed and the premium has been accepted. When accepted, the Policy Value in the Money Market Subaccount attributable to the resulting Net Premium will be credited to the Policy and allocated to the Accounts as requested. If an additional premium is rejected, we will return the premium, without any adjustment for investment experience.

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TRANSFERS

  You may transfer Policy Value among the Accounts subject to the following rules, some of which depend on whether Policy Value is to be transferred from a Subaccount or the Fixed Account. You may request transfers by calling our Office if you have applied for telephone transfer authorization. Otherwise, transfer requests must be in writing. The Company will not be liable for following transfer instructions communicated by telephone that we reasonably believe to be genuine. We require certain identifying information to process a telephone transfer.
  Transfers may not be requested until after the end of the free-look period (see page 11). A transfer will take effect on the date the request is received at our Office. We may, however, defer transfers under the same conditions that we may delay payment of proceeds. See "When Proceeds are Paid," page 29. There is no limit on the number of transfers that may be made. However, after 12 transfers have been made during a Policy Year, we reserve the right to impose a $10 transfer charge on subsequent transfers. See "Transfer Charge," page 17.
    SUBACCOUNT TRANSFER RULES. Transfers among Subaccounts and from
  Subaccounts to the Fixed Account may be made at any time. The minimum amount of Policy Value that may be transferred from a Subaccount is $250 or, if less, the full amount held in the Subaccount. If less than the full amount of Policy Value in a Subaccount is being transferred from the Subaccount, the amount remaining must be at least $250.
    FIXED ACCOUNT TRANSFER RULES. Policy Value held in the Fixed Account may be transferred to a Subaccount or Subaccounts only during the 30-day period following the end of each Policy Year. The amount transferred must be at least $250, or if less, the Policy Value held in the Fixed Account. If the amount transferred is less than the Policy Value then held in the Fixed Account, at least $250 must remain in the Fixed Account. See "Deductions, Surrenders and Transfers from the Fixed Account," page 15, for additional rules and limits for the Fixed Account.
  The transfer rules described above do not apply to transfers made under a dollar cost averaging or asset rebalancing program.

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DOLLAR COST AVERAGING PROGRAM

  You may elect a dollar cost averaging program for the allocation of your Policy Value among the Accounts. A dollar cost averaging program allows you to authorize in advance monthly transfers of set dollar amounts from the Money Market Subaccount to one or more other Accounts.
  The main objective of dollar cost averaging is to shield investments from short term price fluctuations. Since the same dollar amount is transferred to selected Accounts each month, more accumulation units are purchased in a Subaccount when their value is low, and fewer accumulation units are purchased when their value is high. As a result, a lower than average cost of purchasing accumulation units may be achieved over the long term. This plan of investing allows Owners to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

  SELECTING DOLLAR COST AVERAGING. You may select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You specify the Accounts to which amounts will be transferred and the dollar amount to be allocated to each Account. To begin a program, the planned premium for that year must be $600 and the amount to be transferred each month must be at least $50.
  OPERATION OF THE PROGRAM. Transfers will be made on the 15th of each month. Transfers will continue until the earliest of the following:
    . We receive a written or telephone request to stop making transfers.
    . There no longer is sufficient Policy Value in the Money Market
      Subaccount to make the specified transfer.
    . The Policy is in a grace period.
    . We receive notice that the Insured has died.
  Transfers under a dollar cost averaging program are not counted for purposes of the transfer rules discussed above.

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ASSET REBALANCING

  You may elect an asset rebalancing program for your Policy Value. Policy Value allocated to the Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your Policy Value among the Accounts each quarter to return the allocation to the original allocation percentages you specify. Asset rebalancing is intended to transfer Policy Value from those Accounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help an Owner "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that an Owner will not have losses.
  SELECTING ASSET REBALANCING. You may select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Home Office. You specify the Accounts to be included in the program, and the percentage of Policy Value to be allocated to each specified Account. Each allocation percentage must be a whole number. You can elect to have your entire Policy Value rebalanced among the specified Accounts each quarter, or limit the program to the Policy Value in specified Accounts on each rebalancing date (e.g., to restore a 60/40 ratio for Policy Value in the Value Equity Subaccount and Quality Bond Subaccount on each rebalancing date). The minimum Policy Value to start an asset rebalancing program is $1,000. If a dollar cost averaging program is in effect, Policy Value in the Money Market Subaccount may not be included in an asset rebalancing program.
  OPERATION OF THE PROGRAM. Effective on the last day of each calendar quarter, we will transfer Policy Value among the Accounts to the extent necessary to return the allocation to your specifications. Asset rebalancing will continue until we receive a written or telephone request at our Home Office to terminate.
  Transfers made under an asset rebalancing program are not counted for purposes of the transfer rules described above.

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FIXED ACCOUNT

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE FIXED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. THE DISCLOSURE REGARDING THE FIXED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

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FIXED ACCOUNT

  The Fixed Account consists of assets owned by Penn Mutual with respect to the Policies, other than those held in the Separate Account. It is part of our general account assets. Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the Fixed Account. The Policy Loan Account is part of the Fixed Account.

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INTEREST CREDITED ON POLICY VALUE IN THE FIXED ACCOUNT

  Net Premiums allocated to the Fixed Account and Policy Value transferred from the Subaccounts to the Fixed Account are credited to the Fixed Account Value. The Fixed Account Value also includes the portion of Policy Value transferred to the Policy Loan Account as collateral for policy loans. We will credit interest on these amounts at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective rate of at least 4% per year, compounded annually.
  However, if at the time of an allocation or transfer to the Fixed Account, we are crediting a rate of interest higher than 4%, the higher rate will apply to the amount from the date of its allocation or transfer to the Fixed Account through to the end of the twelve-month period beginning on the first day of the calendar month in which the allocation or transfer was made. If a higher rate of interest is credited, different rates of interest may apply to amounts allocated or transferred at different times, and different rates of interest may apply to amounts held in a Policy Loan Account than to the remaining portion of Policy Value held in the Fixed Account. ANY INTEREST CREDITED ON POLICY VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4% PER YEAR WILL BE DETERMINED IN OUR SOLE DISCRETION.

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CALCULATING FIXED ACCOUNT VALUE

  The Fixed Account Value is calculated daily. See "Fixed Account Value," page
19.

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DEDUCTIONS, SURRENDERS AND TRANSFERS FROM THE FIXED ACCOUNT

  Amounts allocated to the Fixed Account at different times, whether from Net Premiums or transfers, may be credited with different rates of interest. Whenever a charge is deducted from Policy Value in the Fixed Account, or an amount is withdrawn from the Policy Value in the Fixed Account to satisfy a partial surrender, transfer or policy loan request, the charge or withdrawal will be taken first from the amount most recently allocated to the Fixed Account, then the amount next most recently allocated, and so forth. See page 13 for limits and restrictions on transfers of Policy Value from the Fixed Account.
  If there is any Policy Value in the Policy Loan Account, it is not available for transfers, partial surrenders or policy loans, nor are any charges deducted from this portion of Policy Value. Amounts are transferred to or from the Policy Loan Account only when policy loans are taken or repayments made. If an amount is transferred from the Policy Loan Account to the remaining portion of the Fixed Account Value, it will be treated as a new allocation to the Fixed Account and will be credited with interest at the rate then in effect for Fixed Account allocations. See "Policy Loan Account," page 22.

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PAYMENTS FROM THE FIXED ACCOUNT

  We may defer payment of proceeds from the Fixed Account for a partial surrender, full surrender or policy loan request for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual policy. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3% per year compounded annually while it is deferred.

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CHARGES AND DEDUCTIONS

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PREMIUM CHARGE

  We deduct a charge from each premium. This charge is 6.5% of each premium and is deducted from a premium before allocating the resulting Net Premium to the Policy Value. It consists of a 2.5% charge for premium taxes, with the remaining 4.0% a sales charge. An additional sales charge may be deducted on surrender of a Policy during the first 11 Policy Years. See "Surrender Charge for Initial Specified Amount," page 18.
  The 2.5% premium tax charge reimburses us for state premium taxes associated with the Policies. We expect to pay premium taxes at an average rate for all states of approximately 2.5% of premiums.
  The 4.0% sales charge partially compensates us for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities. We may reduce the sales charge portion of the premium charge, and currently, the sales charge is reduced to 2.0% (corresponding to a total premium charge of 4.5%) of premiums received after the first 15 Policy Years. We will notify you before your fifteenth Policy Year if the sales charge on your Policy will remain at 4.0% after your fifteenth Policy Year.

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DAILY MORTALITY AND EXPENSE RISK CHARGE

  We deduct a daily charge from assets in the Subaccounts attributable to the Policies. This charge does not apply to Fixed Account Value. The current charge is at an annual rate of 0.75% of net assets. Although it may be increased, it is guaranteed not to exceed 0.90% for the duration of a Policy. We will notify you before we increase this charge. We may realize a profit from this charge.
  The mortality risk we assume is that the Insureds on the Policies may die sooner than anticipated and that therefore Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amounts realized from the administrative charges assessed against the Policies.

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MONTHLY DEDUCTION

  On the Issue Date and each Monthly Anniversary, we deduct the Monthly Deduction from the Policy Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. (For this purpose, the Policy Date is treated as a Monthly Anniversary.) The Monthly Deduction consists of (1) insurance charges ("Cost of Insurance Charge"), (2) administrative charges (the "Monthly Expense Charge"), and (3) any charges for additional benefits added by supplemental agreement to a Policy ("Supplemental Benefit Charges"), as described below. The Monthly Deduction is deducted from the Accounts pro rata on the basis of the portion of Policy Value in each Account. See "Deductions, Surrenders and Transfers from the Fixed Account," page 15 for applicable rules.
  COST OF INSURANCE CHARGE. This charge compensates us for providing insurance coverage. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary to Monthly Anniversary. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying (a) the cost of insurance rate for the Insured by (b) the net amount at risk under the Policy for that Monthly Anniversary.
  The net amount at risk for a Monthly Anniversary is the difference between the Basic Death Benefit (see page 20) for a Policy (as adjusted to take into account assumed monthly earnings at an annual rate of 4%) and the Policy Value, as calculated on that Monthly Anniversary before the Monthly Deduction is taken.
  The cost of insurance rate for a Policy is based on the Attained Age, sex and rate class of the Insured, and therefore varies from time to time. We currently place Insureds in the following rate classes, based on our underwriting: a smoker, standard nonsmoker or preferred nonsmoker rate class or a rate class involving a higher mortality risk (a "substandard class"). Insureds age 19 and under are placed in a rate class that does not distinguish between smoker and nonsmoker, and are assigned to a smoker class at age 20 unless they have provided satisfactory evidence that they qualify for a nonsmoker class.
  We place the Insured in a rate class when we issue the Policy, based on our underwriting of the application. This original rate class applies to the Initial Specified Amount. When an increase in Specified Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the Initial Specified Amount. If the rate class for the increase has higher cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Specified Amount, and the original rate class will continue to apply to the Initial Specified Amount.
  We do not conduct underwriting for an increase in Specified Amount if the increase is requested as part of a conversion from a term policy or on exercise of a guaranteed option to increase the Specified Amount without underwriting. See "Supplemental Benefits," page 30. In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term policy. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.
  If we use different cost of insurance rates for increases, the following rules will apply for purposes of determining the net amount at risk for each rate. If the Specified Amount includes the Policy Value (Option 1) (see page
20), we will allocate the Policy Value solely to the Initial Specified Amount unless it exceeds the Initial Specified Amount. If the Policy Value exceeds the Initial Specified Amount, the excess will be considered part of the increases in Specified Amount in the order of the increases. If there is a decrease in Specified Amount after an increase, a decrease is applied first to decrease any prior increases in Specified Amount, starting with the most recent increase and then each prior increase. If the Specified Amount does not include the Policy Value (Option 2) (see page 20), no Policy Value is allocated to the Initial Specified Amount or any increase.
  We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Age Nearest Birthday ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples or additives of the 1980 CSO Tables.
  Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality, investment, expense and persistency experience. These rates may change from time to time. Current cost of insurance rates are currently less for the portion of the net amount at risk in excess of $50,000 than for the initial $50,000. However, guaranteed rates do not change if the net amount at risk exceeds $50,000.
  Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.
  LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ. We do, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.
  MONTHLY EXPENSE CHARGE. This charge compensates us for administrative expenses associated with the Policies and the Separate Account. These expenses relate to premium billing and collection, record keeping, processing of death benefit claims, policy loans and Policy changes, reporting and overhead costs, processing applications and establishing Policy records. The Monthly Expense Charge is the aggregate of the following:
  a) a flat charge of $9.00 per month (currently only $5.00 per month after the first Policy Year; we will notify you before it is increased);
  b) for the first 12 policy months after the Policy Date, a charge based on the Initial Specified Amount ($0.10 per $1,000 of Specified Amount per month); and
  c) for the 12 policy months following the effective date of an increase in Specified Amount, a charge based on the increase ($0.10 per $1,000 of the increase in Specified Amount per month).
  Except for the $5.00 monthly charge (which is reduced after the first Policy Year but may be later increased to $9.00), these charges are guaranteed not to increase over the life of the Policy. We do not anticipate making any profit on the Monthly Expense Charge.
  SUPPLEMENTAL BENEFIT CHARGES. See "Supplemental Benefits," page 30.

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TRANSFER CHARGE

  We reserve the right to impose a $10 transfer charge on any transfer of Policy Value among the Accounts in excess of the 12 free transfers permitted each Policy Year. We will notify you before imposing the charge. If the charge is imposed, it will be deducted from the amount requested to be transferred before allocation to the new Account(s). If an amount is being transferred from more than one Account, the transfer charge will be deducted proportionately from the amount being transferred from each Account. This charge, if imposed, will reimburse us for administrative expenses incurred in effecting transfers. We do not anticipate making any profit on this charge.

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SURRENDER CHARGES

  If the Policy is surrendered during the first 11 Policy Years, we will deduct a surrender charge for the Initial Specified Amount. If a Policy is surrendered within 11 years after an increase in Specified Amount, we will deduct a surrender charge for the increase in Specified Amount. The surrender charge will be deducted before any surrender proceeds are paid.

  SURRENDER CHARGE FOR INITIAL SPECIFIED AMOUNT. The surrender charge for the Initial Specified Amount consists of a sales charge component and administrative charge component and declines to 0 over time as follows. The original amount of this surrender charge, which is deducted on a surrender made during the first 7 Policy Years, is the sum of the following:
    a) 25% of premiums paid on the Policy, up to the Surrender Charge Premium (which is an amount calculated separately for each Policy and is never more than 12 Base Monthly Premiums); and
    b) an administrative charge based on the Initial Specified Amount and the Insured's Attained Age on the Policy Date (ranging from $1.00 up to
  Attained Age 9 to $7.00 at Attained Age 60 and over, per $1,000 of Initial Specified Amount). See Appendix B.
  After the seventh completed Policy Year, the original amount of the surrender charge is decreased by 20% for each subsequent Policy Year completed before the date of surrender in accordance with the following table.

                                                      PERCENTAGE OF ORIGINAL
           SURRENDER DURING POLICY YEAR             AMOUNT OF SURRENDER CHARGE
  ----------------------------------------------------------------------------
                 1st through 7th                               100%
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                       8th                                      80%
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                       9th                                      60%
  ----------------------------------------------------------------------------
                       10th                                     40%
  ----------------------------------------------------------------------------
                       11th                                     20%
  ----------------------------------------------------------------------------
                    after 11th                                   0%
  ----------------------------------------------------------------------------

  After the 11th Policy Year, there is no surrender charge for the Initial Specified Amount.
  The sales charge component of the surrender charge is to reimburse us for some of the expenses incurred in the distribution of the Policies. We also deduct a sales charge from each premium. See "Premium Charge," page 15. The sales charge component, together with the sales charge included in the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Unrecovered expenses are borne by our general assets which may include profits, if any, from the mortality and expense risk charge. See "Daily Mortality and Expense Risk Charge," page 15.
  The administrative charge component of the surrender charge is designed to cover the administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the Insured's rate class, and establishing Policy records, as well as the administrative costs of processing surrender requests. We do not anticipate making any profit on the administrative charge component of the surrender charge.
  SURRENDER CHARGE FOR AN INCREASE IN SPECIFIED AMOUNT. The surrender charge for an increase in Specified Amount consists solely of an administrative charge and declines to 0 over time as follows. The original amount of this charge, which is deducted in full on a surrender made during the first 7 years following the effective date of an increase in Specified Amount, is based on the increase in Specified Amount and the Insured's Attained Age as of the effective date of the increase. It ranges from $1.00 up to Attained Age 9 to $7.00 at Attained Age 60 and over per $1,000 of increase in Specified Amount. See Appendix B.
  After the seventh year following an increase in Specified Amount, the original amount of the surrender charge for the increase is decreased by 20% for each subsequent year completed before the surrender date in accordance with the following table.

           SURRENDER DURING YEAR                        PERCENTAGE OF ORIGINAL
              AFTER INCREASE                               SURRENDER CHARGE
  ----------------------------------------------------------------------------
              1st through 7th                                    100%
  ----------------------------------------------------------------------------
                    8th                                           80%
  ----------------------------------------------------------------------------
                    9th                                           60%
  ----------------------------------------------------------------------------
                   10th                                           40%
  ----------------------------------------------------------------------------
                   11th                                           20%
  ----------------------------------------------------------------------------
                after 11th                                         0%
  ----------------------------------------------------------------------------

  After the 11th year following an increase in Specified Amount, there is no surrender charge for the increase.
  The surrender charge is designed to cover the administrative expenses associated with increasing the Specified Amount. We do not anticipate making a profit on this charge.

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PARTIAL SURRENDER CHARGE

  We will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount. See page 22 for rules for allocating the deduction. We do not anticipate making a profit on this charge.

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FUND EXPENSES

  The value of the net assets of the Separate Account reflect the investment advisory fees and other expenses incurred by the Funds. See the prospectuses for Penn Series, AMT, American Century Variable Portfolios, VIP Fund, VIP Fund II and Morgan Stanley.

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HOW YOUR POLICY VALUES VARY

  There is no guaranteed minimum Policy Value or Net Cash Surrender Value. These values will vary with the investment experience of the Subaccounts and/or the daily crediting of interest in the Fixed Account, and will depend on the allocation of Policy Value. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of the Monthly Deduction to be deducted on that date (see page 12) and the Three-Year Guarantee is not then in effect, the Policy will be in default and a grace period will begin. See "Three-Year Guarantee," page 12, and "Grace Period," page 12.

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DETERMINING THE POLICY VALUE

  On the Policy Date the Policy Value is equal to the initial Net Premium. If the Policy Date and the Issue Date are the same day, the Policy Value is equal to the initial Net Premium, less the Monthly Deduction. On each Valuation Date thereafter, the Policy Value is the aggregate of the Variable Accumulation Values in the Subaccounts and the Fixed Account Value credited to the Policy. The Policy Value will vary to reflect the performance of the Subaccounts to which amounts have been allocated, interest credited on amounts allocated to the Fixed Account, charges, transfers, withdrawals, policy loans and policy loan repayments.
  VARIABLE ACCUMULATION VALUES. When you allocate an amount to a Subaccount, either by Net Premium allocation or transfer of Policy Value, your Policy is credited with accumulation units in that Subaccount. The number of accumulation units is determined by dividing the amount allocated to the Subaccount by the Subaccount's accumulation unit value for the Valuation Date when the allocation is effected.
  The number of Subaccount accumulation units credited to your Policy will increase when Net Premiums are allocated to the Subaccount, amounts are transferred to the Subaccount and loan repayments are credited to the Subaccount. The number of Subaccount accumulation units credited to a Policy will decrease when the allocated portion of the Monthly Deduction is taken from the Subaccount, a policy loan is taken from the Subaccount, an amount is transferred from the Subaccount, or a partial surrender, including the partial surrender charge, is taken from the Subaccount.
  ACCUMULATION UNIT VALUES. A Subaccount's accumulation unit value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Date to the next. The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount was established. For each Valuation Period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for a Subaccount for the prior valuation period by the net investment factor for the Subaccount for the current valuation period.
  NET INVESTMENT FACTOR. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any dividend or capital gain distributions on Fund shares and the deduction of the daily mortality and expense risk charge (see page 16).
  FIXED ACCOUNT VALUE. On any Valuation Date, the Fixed Account Value of a Policy is the total of all Net Premiums allocated to the Fixed Account, plus any amounts transferred to the Fixed Account, plus interest credited on such Net Premiums and transferred amounts, less the amount of any transfers from the Fixed Account, less the amount of any partial surrenders, including the partial surrender charges, taken from the Fixed Account, and less the pro rata portion of the Monthly Deduction deducted from the Fixed Account. If there have been any policy loans, the Fixed Account Value is further adjusted to reflect the amount in the Policy Loan Account held in the Fixed Account, including transfers to and from the Policy Loan Account as loans are taken and repayments are made, and interest credited on the Policy Loan Account.

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NET POLICY VALUE

  The Net Policy Value on a Valuation Date is the Policy Value less Indebtedness on that date.

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CASH SURRENDER VALUE

  The Cash Surrender Value on a Valuation Date is the Policy Value reduced by any surrender charge that would be assessed if the Policy were surrendered on that date. The Cash Surrender Value is used to calculate the Loan Value and to determine whether Indebtedness is excessive (see page 22). The Loan Value is 90% of the Cash Surrender Value.

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NET CASH SURRENDER VALUE

  The Net Cash Surrender Value on a Valuation Date is equal to the Net Policy Value reduced by any surrender charge that would be imposed if the Policy were surrendered on that date. The Net Cash Surrender Value is used to calculate the amount available for partial surrenders. It is the amount received upon a full surrender of the Policy.

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DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

  As long as the Policy remains in force, we will pay the Death Benefit upon receipt at our Office of satisfactory proof of the Insured's death. We may require return of the Policy. The Death Benefit will be paid in a lump sum generally within seven days after receipt of such proof (see "When Proceeds Are Paid," page 29) or, if elected, under a payment option (see "Payment Options," page 23). The Death Benefit will be paid to the Beneficiary. See "Selecting and Changing the Beneficiary," page 21.

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AMOUNT OF DEATH BENEFIT

  The Death Benefit is equal to the sum of the Basic Death Benefit on the date of the Insured's death, plus any dividend payable on that date (see "Dividends," page 29), plus any supplemental benefits provided by rider, minus any Indebtedness on that date and, if the date of death occurred during a grace period, minus the past due Monthly Deductions. Under certain circumstances, the amount of the Death Benefit may be further adjusted. See "Limits on Our Rights to Contest the Policy" and "Misstatement of Age or Sex," page 29.
  If part or all of the Death Benefit is paid in one sum, Penn Mutual will pay interest on this sum from the date of the Insured's death to the date of payment. We determine the interest rate, but it will not be less than a rate of 3% per year compounded annually.

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BASIC DEATH BENEFIT AND SPECIFIED AMOUNT OPTIONS

  The Policy Owner may choose one of two Specified Amount Options, which will determine the Basic Death Benefit. Under Option 1, the Basic Death Benefit is the greater of the Specified Amount or the Applicable Percentage of Policy Value on the date of the Insured's death. Under Option 2, the Basic Death Benefit is the greater of the Specified Amount plus the Policy Value, or the Applicable Percentage of the Policy Value, on the date of the Insured's death.
  If investment performance is favorable the amount of the Basic Death Benefit may increase. However, under Option 1, the Basic Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all, whereas under Option 2, the Basic Death Benefit will vary directly with the investment performance of the Policy Value. To see how and when investment performance may begin to affect the Basic Death Benefit, please see the illustrations beginning on page 25.

  The "Applicable Percentage" is 250% when the Insured is Attained Age 40 or less, and decreases each year thereafter to 100% when the Insured is Attained Age 95. A table showing the Applicable Percentages for Attained Ages 0 to 95 is included in Appendix C.

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INITIAL SPECIFIED AMOUNT AND OPTION

  The Initial Specified Amount is set at the time the Policy is issued. You may change the Initial Specified Amount from time to time, as discussed below. You select the Specified Amount Option when you apply for the Policy. You also may change the Specified Amount Option, as discussed below.

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CHANGES IN SPECIFIED AMOUNT OPTION

  You may change the Specified Amount Option on your Policy subject to the following rules. After any change, the Specified Amount must be at least $50,000. No more than one change in the Specified Amount Option may be made in any Policy Year and no change may be made during the first Policy Year. The effective date of the change will be the Monthly Anniversary that coincides with or next follows the Valuation Date when we receive the request for the change. If you request a change from Option 1 to Option 2, we may require satisfactory evidence of insurability. If the evidence of insurability indicates a different rate class for the Insured, the requested change will not be allowed.
  When a change from Option 1 to Option 2 is made, the Specified Amount after the change is effected will be equal to the Specified Amount before the change less the Policy Value on the effective date of the change. When a change from Option 2 to Option 1 is made, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Policy Value on the effective date of the change.

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CHANGES IN SPECIFIED AMOUNT

  After the first Policy Year, you may request a change in the Specified Amount, subject to the following conditions. No change will be permitted that would result in your Policy's Death Benefit not being excludable from gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code.
  Any increase in the Specified Amount must be at least $10,000 and an application must be submitted, along with evidence of insurability satisfactory to Penn Mutual. A change in planned premiums may be advisable. See "Premiums Upon Increase in Specified Amount," page 12. The increase in Specified Amount will become effective on the Monthly Anniversary on or preceding the date the increase is approved, and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Specified Amount. You must return your Policy so we can amend the Policy to reflect the increase. If the increase becomes effective during the first three Policy Years, the three-year guarantee will be extended. See "Three-Year Guarantee," page 12.
  Any decrease in the Specified Amount must be at least $5,000, and the Specified Amount after the decrease must be at least $50,000. In addition, no decrease may be made in the first year following the effective date of an increase in Specified Amount. A decrease in Specified Amount will become effective on the Monthly Anniversary that coincides with or next follows our receipt of a request at our Office.

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SELECTING AND CHANGING THE BENEFICIARY

  You select a Beneficiary in your application. You may later change the Beneficiary in accordance with the terms of the Policy. If the Insured dies and there is no surviving Beneficiary, the Insured's estate will be the Beneficiary.

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CASH BENEFITS

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POLICY LOANS

  You may borrow up to the Loan Value of your Policy at any time by submitting a written request to our Office. The minimum amount you may borrow is $250. The Loan Value is 90% of your Cash Surrender Value. Outstanding policy loans reduce the amount of the Loan Value available for new loans. Policy loans will be processed as of the date your written request is received and loan proceeds generally will be sent to you within seven days. See "When Proceeds Are Paid," page 29, and "Payments from the Fixed Account," page 15. Loans under a Policy classified as a modified endowment contract may be subject to adverse tax consequences, including a 10% penalty. See "Distributions from Policies Classified as Modified Endowment Contracts," page 32.
  INTEREST. We will charge interest daily on any outstanding policy loan at an annual rate of 5.0%. Interest is due and payable at the end of each Policy Year while a policy loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding policy loan.
  INDEBTEDNESS. Unrepaid policy loans (including unpaid interest added to the loan) plus accrued interest not yet due equals the Indebtedness.
  LOAN REPAYMENT; EFFECT IF NOT REPAID. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to our Office and will be credited as of the date received. If the Death Benefit becomes payable while a policy loan is outstanding, the Indebtedness will be deducted in calculating the Death Benefit. If the Indebtedness exceeds the Cash Surrender Value on any Valuation Date, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. If your Policy terminates because of excessive Indebtedness, it cannot be reinstated.
  POLICY LOAN ACCOUNT. When a policy loan is made, an amount equal to the loan proceeds is withdrawn from the Policy Value in the Accounts (other than in the Policy Loan Account). This withdrawal is made pro rata on the basis of Policy Value in each Account unless you direct a different allocation when requesting the loan. The amount withdrawn is then transferred to the Policy Loan Account in the Fixed Account and will become part of the Fixed Account Value. Conversely, when a loan is repaid, an amount equal to the repayment will be transferred from the Policy Loan Account to the Accounts and allocated as you direct when submitting the repayment. If you provide no direction, the amount will be allocated in accordance with your then effective Net Premium allocation percentages. Thus, a loan or loan repayment will have no immediate effect on the Policy Value, but other Policy values, such as the Net Policy Value and Net Cash Surrender Value, will be reduced or increased immediately by the amount transferred to or from the Policy Loan Account.
  The amount in the Policy Loan Account will be credited with interest at a minimum guaranteed annual rate of 4.0%. We may in our discretion credit interest on this amount at a rate greater than 4%. Thus, the maximum net cost of a loan is 1.0% per year (the difference between the rate of interest we charge on Policy loans and the amount we credit on the equivalent amount held in the Policy Loan Account). We currently intend to credit 4.0% on the amount held in the Policy Loan Account during the first 10 Policy Years (a net loan cost of 1.0%), and 4.75% after the first 10 Policy Years (a net loan cost of 0.25%).
  EFFECT OF POLICY LOAN. A policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Policy values because the investment results of the Subaccounts of the Separate Account and current interest rates credited on Policy Value in the Fixed Account will apply only to the non-loaned portion of the Policy Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the policy loan is outstanding, the effect could be favorable or unfavorable. Policy loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Also, policy loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate. See "Tax Considerations," page 31, for a discussion of adverse tax consequences if a Policy lapses with policy loans outstanding.

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SURRENDERING THE POLICY FOR NET CASH SURRENDER VALUE

  You may surrender your Policy at any time for its Net Cash Surrender Value by submitting a written request to our Office. We may require return of the Policy. A surrender charge may apply. See "Surrender Charges," page 17. A surrender request will be processed as of the date your written request and all required documents are received and generally will be paid within seven days. See "When Proceeds are Paid," page 29, and "Payments from the Fixed Account," page 15. The Net Cash Surrender Value may be taken in one sum or it may be applied to a payment option. See "Payment Options," page 23. Your Policy will terminate and cease to be in force if it is surrendered for one sum. It cannot later be reinstated.

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PARTIAL SURRENDERS

  You may make partial surrenders under your Policy subject to the following conditions. You must submit a written request to our Office. The Net Cash Surrender Value must exceed $1,000 after the partial surrender is deducted from the Policy Value.

No more than four partial surrenders may be made during a Policy Year, and each partial surrender must be at least $250. During the first five Policy Years, no partial surrender may be made that would reduce the Specified Amount to less than $50,000. An administrative charge will be assessed on a partial surrender. See "Partial Surrender Charge," page 19. This charge will be deducted from your Policy Value along with the amount requested to be withdrawn and will be considered part of the partial surrender (together, the "partial surrender amount"). Policy values will be reduced by the partial surrender amount.
  When you request a partial surrender, you can direct how the partial surrender amount will be deducted from your Policy Value in the Accounts, provided that the minimum amount remaining in an Account as a result of the deduction is $250. If you provide no directions, the partial surrender amount will be deducted from your Policy Value in the Accounts on a pro rata basis. See "Deductions, Surrenders and Transfers from the Fixed Account," page 15.
  If Specified Amount Option 1 is in effect, the Specified Amount will also be reduced by the partial surrender amount. If the Specified Amount reflects increases in the Initial Specified Amount, the partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Specified Amount.
  Partial surrender requests will be processed as of the date your written request is received, and generally will be paid within seven days. See "When Proceeds Are Paid," page 29, and "Payments from the Fixed Account," page 15.

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MATURITY BENEFIT

  The Maturity Date is the Policy Anniversary nearest the Insured's 95th birthday. If the Policy is still in force on the Maturity Date, the Maturity Benefit will be paid to you. The Maturity Benefit is equal to the Net Policy Value on the Maturity Date. Upon the written request of the Owner, this policy will continue in force beyond the Maturity Date. Thereafter, the Death Benefit will be the Net Policy Value.

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PAYMENT OPTIONS

  The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on surrender, death or maturity, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request. None of these options vary with the investment performance of a separate account because they are all forms of fixed-benefit annuities.

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ILLUSTRATIONS OF POLICY VALUES, NET CASH SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUMS

  The following tables have been prepared to show how certain values under a hypothetical Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Net Cash Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if planned premiums were paid annually and the return on the assets in the selected Funds were a uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned premiums accumulated at 5% interest. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner, prevailing rates and rates of inflation.
  The tables reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.88% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.
  In addition, the tables reflect the daily charge against Separate Account assets for Penn Mutual's assumption of mortality and expense risks, which is equivalent to an effective annual charge of 0.75% of assets at the current rate and 0.90% at the maximum guaranteed rate. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.63%, 4.37% and 10.37%, respectively, at current rates, and -1.78%, 4.22% and 10.22%, respectively, at the guaranteed maximum rates.

  The tables also reflect the deduction of the Monthly Expense Charge and the monthly Cost of Insurance Charge for the hypothetical Insured. Our current cost of insurance charges and the higher guaranteed maximum cost of insurance charges we have the contractual right to charge are reflected in separate tables on each of the following pages. All the tables reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Account and assume no Indebtedness or charges for supplemental benefits.
  The illustrations are based on our sex distinct rates for standard nonsmokers. Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

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ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY
MALE ISSUE AGE: 35                                                   NON-SMOKER
                              $750 ANNUAL PREMIUM
                           $75,000 SPECIFIED AMOUNT
                            DEATH BENEFIT OPTION 1
                   USING GUARANTEED COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ ------------------------
END OF      AT             NET CASH                 NET CASH                 NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH
 YEAR    PER YEAR   VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------ --------- -------
   1         788      369        0   75,000     400       0   75,000     432       0   75,000
   2       1,614      814      352   75,000     904     441   75,000     998     535   75,000
   3       2,483    1,245      783   75,000   1,422     959   75,000   1,614   1,151   75,000
   4       3,394    1,660    1,198   75,000   1,954   1,491   75,000   2,285   1,823   75,000
   5       4,351    2,059    1,596   75,000   2,498   2,036   75,000   3,016   2,553   75,000
   6       5,357    2,441    1,978   75,000   3,057   2,594   75,000   3,812   3,349   75,000
   7       6,412    2,803    2,341   75,000   3,626   3,164   75,000   4,678   4,215   75,000
   8       7,520    3,148    2,778   75,000   4,209   3,839   75,000   5,621   5,251   75,000
   9       8,683    3,472    3,195   75,000   4,803   4,525   75,000   6,649   6,371   75,000
  10       9,905    3,777    3,592   75,000   5,408   5,223   75,000   7,770   7,585   75,000
  15      16,993    4,952    4,952   75,000   8,570   8,570   75,000  15,105  15,105   75,000
  20      26,039    5,368    5,368   75,000  11,813  11,813   75,000  26,576  26,576   75,000
  25      37,585    4,532    4,532   75,000  14,675  14,675   75,000  44,867  44,867   75,000
  30      52,321    1,607    1,607   75,000  16,354  16,354   75,000  75,105  75,105   91,628

 (1) Assumes that no policy loans have been made.
 (2) Guaranteed values reflect guaranteed cost of insurance rates, a monthly administrative charge of $9.00 per month, and a mortality and expense risk charge of 0.90% of assets.
 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
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ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY
MALE ISSUE AGE: 35                                                   NON-SMOKER
                             $1,200 ANNUAL PREMIUM
                           $75,000 SPECIFIED AMOUNT
                            DEATH BENEFIT OPTION 2
                   USING GUARANTEED COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN   GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ -------------------------
END OF      AT             NET CASH                 NET CASH                  NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY  SURRENDER  DEATH
 YEAR    PER YEAR   VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT  VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------  --------- -------
   1       1,260       781     318   75,781     838     375    75,838     895      432   75,895
   2       2,583     1,631   1,168   76,631   1,797   1,334    76,797   1,969    1,507   76,969
   3       3,972     2,458   1,995   77,458   2,788   2,325    77,788   3,145    2,683   78,145
   4       5,431     3,261   2,799   78,261   3,811   3,349    78,811   4,432    3,970   79,432
   5       6,962     4,040   3,577   79,040   4,868   4,405    79,868   5,839    5,377   80,839
   6       8,570     4,794   4,331   79,794   5,957   5,494    80,957   7,378    6,916   82,378
   7      10,259     5,521   5,058   80,521   7,079   6,616    82,079   9,061    8,598   84,061
   8      12,032     6,221   5,851   81,221   8,234   7,864    83,234  10,901   10,531   85,901
   9      13,893     6,894   6,616   81,894   9,421   9,144    84,421  12,912   12,635   87,912
  10      15,848     7,539   7,354   82,539  10,643  10,458    85,643  15,113   14,928   90,113
  15      27,189    10,295  10,295   85,295  17,235  17,235    92,235  29,612   29,612  104,612
  20      41,663    12,088  12,088   87,088  24,507  24,507    99,507  52,243   52,243  127,243
  25      60,136    12,421  12,421   87,421  31,948  31,948   106,948  87,339   87,339  162,339
  30      83,713    10,549  10,549   85,549  38,601  38,601   113,601 141,581  141,581  216,581

 (1) Assumes that no policy loans have been made.
 (2) Guaranteed values reflect guaranteed cost of insurance rates, a monthly administrative charge of $9.00 per month, and a mortality and expense risk charge of 0.90% of assets.
 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
-------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

-------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                 NON-SMOKER
                             $1,500 ANNUAL PREMIUM
                           $125,000 SPECIFIED AMOUNT
                            DEATH BENEFIT OPTION 1
                   USING GUARANTEED COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN   GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ -------------------------
END OF      AT             NET CASH                 NET CASH                  NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY  SURRENDER  DEATH
 YEAR    PER YEAR   VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT  VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------  --------- -------
   1        1,575     756        0   125,000    820       0   125,000     885        0  125,000
   2        3,229   1,626      639   125,000  1,806     819   125,000   1,995    1,008  125,000
   3        4,965   2,456    1,469   125,000  2,810   1,823   125,000   3,195    2,208  125,000
   4        6,788   3,245    2,258   125,000  3,829   2,843   125,000   4,491    3,504  125,000
   5        8,703   3,994    3,007   125,000  4,865   3,879   125,000   5,894    4,907  125,000
   6       10,713   4,697    3,710   125,000  5,914   4,927   125,000   7,410    6,423  125,000
   7       12,824   5,354    4,367   125,000  6,975   5,988   125,000   9,051    8,064  125,000
   8       15,040   5,962    5,172   125,000  8,043   7,253   125,000  10,824   10,035  125,000
   9       17,367   6,513    5,921   125,000  9,113   8,521   125,000  12,740   12,148  125,000
  10       19,810   7,009    6,614   125,000 10,185   9,790   125,000  14,815   14,420  125,000
  15       33,986   8,627    8,627   125,000 15,547  15,547   125,000  28,242   28,242  125,000
  20       52,079   8,394    8,394   125,000 20,526  20,526   125,000  49,148   49,148  125,000
  25       75,170   4,559    4,559   125,000 23,350  23,350   125,000  82,470   82,470  125,000
  30      104,641       0        0         0 21,259  21,259   125,000 139,545  139,545  149,313

 (1) Assumes that no policy loans have been made.
 (2) Guaranteed values reflect guaranteed cost of insurance rates, a monthly administrative charge of $9.00 per month, and a mortality and expense risk charge of 0.90% of assets.
 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
-------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                 NON-SMOKER
                             $2,100 ANNUAL PREMIUM
                           $125,000 SPECIFIED AMOUNT
                            DEATH BENEFIT OPTION 2
                   USING GUARANTEED COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN   GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ -------------------------
END OF      AT             NET CASH                 NET CASH                  NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY  SURRENDER  DEATH
 YEAR    PER YEAR   VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT  VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------  --------- -------
   1        2,205    1,304     317   126,304  1,402     415   126,402   1,499      512  126,499
   2        4,520    2,709   1,722   127,709  2,990   2,003   127,990   3,284    2,297  128,284
   3        6,951    4,061   3,075   129,061  4,618   3,631   129,618   5,222    4,235  130,222
   4        9,504    5,360   4,373   130,360  6,283   5,297   131,283   7,326    6,339  132,326
   5       12,184    6,605   5,618   131,605  7,987   7,001   132,987   9,613    8,626  134,613
   6       14,998    7,792   6,805   132,792  9,727   8,740   134,727  12,095   11,108  137,095
   7       17,953    8,920   7,933   133,920 11,500  10,513   136,500  14,790   13,804  139,790
   8       21,056    9,984   9,195   134,984 13,303  12,513   138,303  17,715   16,926  142,715
   9       24,314   10,979  10,387   135,979 15,130  14,538   140,130  20,885   20,293  145,885
  10       27,734   11,904  11,510   136,904 16,981  16,586   141,981  24,324   23,929  149,324
  15       47,581   15,467  15,467   140,467 26,555  26,555   151,555  46,539   46,539  171,539
  20       72,910   16,847  16,847   141,847 36,181  36,181   161,181  80,228   80,228  205,228
  25      105,238   14,361  14,361   139,361 43,704  43,704   168,704 130,080  130,080  255,080
  30      146,498    6,013   6,013   131,013 46,013  46,013   171,013 203,283  203,283  328,283

 (1) Assumes that no policy loans have been made.
 (2) Guaranteed values reflect guaranteed cost of insurance rates, a monthly administrative charge of $9.00 per month, and a mortality and expense risk charge of 0.90% of assets.
 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
-------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

-------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY
MALE ISSUE AGE: 35                                                   NON-SMOKER
                              $750 ANNUAL PREMIUM
                           $75,000 SPECIFIED AMOUNT
                            DEATH BENEFIT OPTION 1
                     USING CURRENT COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ ------------------------
END OF      AT             NET CASH                 NET CASH                 NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH
 YEAR    PER YEAR   VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------ --------- -------
   1         788      381        0   75,000     413       0   75,000     445       0    75,000
   2       1,614      887      424   75,000     979     517   75,000   1,076     613    75,000
   3       2,483    1,378      915   75,000   1,564   1,101   75,000   1,766   1,303    75,000
   4       3,394    1,856    1,394   75,000   2,169   1,707   75,000   2,523   2,060    75,000
   5       4,351    2,321    1,858   75,000   2,796   2,333   75,000   3,352   2,890    75,000
   6       5,357    2,773    2,310   75,000   3,444   2,981   75,000   4,263   3,800    75,000
   7       6,412    3,211    2,748   75,000   4,114   3,652   75,000   5,262   4,799    75,000
   8       7,520    3,632    3,262   75,000   4,804   4,434   75,000   6,356   5,986    75,000
   9       8,683    4,033    3,756   75,000   5,512   5,235   75,000   7,552   7,274    75,000
  10       9,905    4,415    4,230   75,000   6,239   6,054   75,000   8,860   8,675    75,000
  15      16,993    6,001    6,001   75,000  10,147  10,147   75,000  17,544  17,544    75,000
  20      26,039    7,025    7,025   75,000  14,581  14,581   75,000  31,551  31,551    75,000
  25      37,585    7,237    7,237   75,000  19,466  19,466   75,000  54,606  54,606    75,000
  30      52,321    6,092    6,092   75,000  24,523  24,523   75,000  92,562  92,562   112,925

 (1) Assumes that no policy loans have been made.
 (2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets.
 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
-------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY
MALE ISSUE AGE: 35                                                   NON-SMOKER
                             $1,200 ANNUAL PREMIUM
                           $75,000 SPECIFIED AMOUNT
                            DEATH BENEFIT OPTION 2
                     USING CURRENT COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN   GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ -------------------------
END OF      AT             NET CASH                 NET CASH                  NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY  SURRENDER  DEATH
 YEAR    PER YEAR   VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT  VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------  --------- -------
   1       1,260       794     331   75,794     851     389    75,851     909      446   75,909
   2       2,583     1,706   1,243   76,706   1,875   1,412    76,875   2,051    1,588   77,051
   3       3,972     2,595   2,133   77,595   2,935   2,472    77,935   3,303    2,841   78,303
   4       5,431     3,465   3,002   78,465   4,036   3,574    79,036   4,680    4,217   79,680
   5       6,962     4,314   3,851   79,314   5,179   4,717    80,179   6,193    5,730   81,193
   6       8,570     5,142   4,680   80,142   6,365   5,902    81,365   7,855    7,392   82,855
   7      10,259     5,950   5,487   80,950   7,595   7,132    82,595   9,682    9,219   84,682
   8      12,032     6,733   6,363   81,733   8,867   8,497    83,867  11,686   11,316   86,686
   9      13,893     7,489   7,212   82,489  10,180   9,902    85,180  13,883   13,606   88,883
  10      15,848     8,219   8,034   83,219  11,535  11,350    86,535  16,293   16,108   91,293
  15      27,189    11,426  11,426   86,426  18,960  18,960    93,960  32,323   32,323  107,323
  20      41,663    13,914  13,914   88,914  27,619  27,619   102,619  57,961   57,961  132,961
  25      60,136    15,377  15,377   90,377  37,396  37,396   112,396  98,871   98,871  173,871
  30      83,713    15,261  15,261   90,261  47,818  47,818   122,818 163,944  163,944  238,944

 (1) Assumes that no policy loans have been made.
 (2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 per month in year 1 and $5.00 thereafter, and a mortality and expense risk charge of 0.75% of assets.
 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
-------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

-------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                 NON-SMOKER
                             $1,500 ANNUAL PREMIUM
                           $125,000 SPECIFIED AMOUNT
                            DEATH BENEFIT OPTION 1
                     USING CURRENT COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN   GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ -------------------------
END OF      AT             NET CASH                 NET CASH                  NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY  SURRENDER  DEATH
 YEAR    PER YEAR   VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT  VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------  --------- -------
   1        1,575      835       0   125,000    901       0   125,000     968        0  125,000
   2        3,229    1,825     838   125,000  2,017   1,030   125,000   2,217    1,230  125,000
   3        4,965    2,771   1,785   125,000  3,153   2,166   125,000   3,567    2,580  125,000
   4        6,788    3,680   2,693   125,000  4,316   3,329   125,000   5,034    4,047  125,000
   5        8,703    4,549   3,563   125,000  5,506   4,519   125,000   6,631    5,644  125,000
   6       10,713    5,379   4,393   125,000  6,723   5,736   125,000   8,369    7,382  125,000
   7       12,824    6,180   5,193   125,000  7,979   6,992   125,000  10,274    9,287  125,000
   8       15,040    6,948   6,158   125,000  9,271   8,482   125,000  12,361   11,572  125,000
   9       17,367    7,677   7,085   125,000 10,596  10,004   125,000  14,645   14,053  125,000
  10       19,810    8,370   7,975   125,000 11,957  11,562   125,000  17,147   16,753  125,000
  15       33,986   11,131  11,131   125,000 19,198  19,198   125,000  33,754   33,754  125,000
  20       52,079   12,609  12,609   125,000 27,247  27,247   125,000  60,682   60,682  125,000
  25       75,170   12,189  12,189   125,000 35,837  35,837   125,000 105,537  105,537  125,000
  30      104,641    9,154   9,154   125,000 44,825  44,825   125,000 180,690  180,690  193,338

 (1) Assumes that no policy loans have been made.
 (2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 per month in year 1 and $5.00 thereafter, and a mortality and expense risk charge of 0.75% of assets.
 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
-------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                 NON-SMOKER
                             $2,100 ANNUAL PREMIUM
                           $125,000 SPECIFIED AMOUNT
                            DEATH BENEFIT OPTION 2
                     USING CURRENT COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN   GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ -------------------------
END OF      AT             NET CASH                 NET CASH                  NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY  SURRENDER  DEATH
 YEAR    PER YEAR   VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT  VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------  --------- -------
   1        2,205    1,384     397   126,384  1,484     497   126,484   1,585      598  126,585
   2        4,520    2,913   1,926   127,913  3,205   2,218   128,205   3,511    2,524  128,511
   3        6,951    4,385   3,398   129,385  4,970   3,983   129,970   5,604    4,617  130,604
   4        9,504    5,808   4,821   130,808  6,785   5,798   131,785   7,887    6,900  132,887
   5       12,184    7,180   6,193   132,180  8,651   7,664   133,651  10,377    9,390  135,377
   6       14,998    8,500   7,514   133,500 10,568   9,581   135,568  13,094   12,107  138,094
   7       17,953    9,779   8,793   134,779 12,549  11,562   137,549  16,072   15,085  141,072
   8       21,056   11,014  10,225   136,014 14,591  13,802   139,591  19,334   18,544  144,334
   9       24,314   12,198  11,606   137,198 16,692  16,100   141,692  22,901   22,309  147,901
  10       27,734   13,333  12,938   138,333 18,853  18,459   143,853  26,807   26,412  151,807
  15       47,581   18,108  18,108   143,108 30,466  30,466   155,466  52,546   52,546  177,546
  20       72,910   21,301  21,301   146,301 43,466  43,466   168,466  93,121   93,121  218,121
  25      105,238   22,227  22,227   147,227 57,239  57,239   182,239 156,899  156,899  281,899
  30      146,498   20,262  20,262   145,262 71,049  71,049   196,049 257,634  257,634  382,634

 (1) Assumes that no policy loans have been made.
 (2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 per month in year 1 and $5.00 thereafter, and a mortality and expense risk charge of 0.75% of assets.
 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
-------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
OTHER POLICY BENEFITS AND PROVISIONS

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RIGHT TO EXCHANGE TO A FIXED BENEFIT POLICY

  At any time within the first 24 policy months, you may exchange your Policy for a flexible premium (non-variable) adjustable life insurance policy offered by Penn Mutual on the Issue Date of your Policy. The Policy Value will be transferred to the new policy and the benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Policy Date. No evidence of insurability will be required.
  The Owner and Beneficiary under the new policy will be the same as those under the original Policy on the effective date of the exchange. The new policy will provide the same amount of death benefit or the same net amount at risk, whichever you elect, as the original Policy immediately prior to the exchange date. All Indebtedness must be paid and cannot be transferred to the new policy.

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DIVIDENDS

  The Policies are participating policies in that they are eligible to participate in Penn Mutual's surplus. However, we do not anticipate that any dividends will be paid on the Policies. If dividends are paid, you will have the option of having them added to your Policy Value or paid to you in cash.

--------------------------------------------------------------------------------
LIMITS ON OUR RIGHTS TO CONTEST THE POLICY

  INCONTESTABILITY. We will not contest the Policy after it has been in force during the Insured's lifetime for two years from the Issue Date. Any increase in the Specified Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.
  SUICIDE EXCLUSION. If the Insured dies by suicide within two years after the Issue Date, the Death Benefit will be limited to the premiums paid less any Indebtedness and any partial surrenders. If the Insured dies by suicide within two years after an increase in Specified Amount, the Death Benefit with respect to the increase will be limited to the Monthly Deductions made for that increase.

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CHANGES IN THE POLICY OR BENEFITS

  MISSTATEMENT OF AGE OR SEX. If the Insured's age or sex has been misstated in the Policy, the Death Benefit under the Policy will be the amount which would have been provided by the most recent Cost of Insurance Charge at the correct age and sex.
  OTHER CHANGES. At any time we may make such changes in the Policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code or to make the Policy conform with any law or regulation issued by any government agency to which it is subject. Any such change, however, may be accepted or rejected by the Owner.

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WHEN PROCEEDS ARE PAID

  We will ordinarily pay any Death Benefit, loan proceeds or partial or full surrender proceeds within seven days after receipt at our Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, we may delay making a payment or processing a transfer request if (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect Penn Mutual's policy owners. See also "Payments from the Fixed Account," page 15.

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REPORTS TO POLICY OWNERS

  Each year you will be sent a report showing the current Policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. You will also be sent an annual and a semi-annual report for the Separate Account and for each Fund underlying a Subaccount to which you have allocated Policy Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized check), or if you take out a policy loan, transfer amounts among the Accounts or make partial surrenders, you will receive a written confirmation of these transactions.

--------------------------------------------------------------------------------
ASSIGNMENT

  The Policy may be assigned in accordance with its terms on a form provided by us. We will not be deemed to know of an assignment unless we receive a copy of it at our Office. We assume no responsibility for the validity or sufficiency of any assignment.

--------------------------------------------------------------------------------
REINSTATEMENT

  The Policy may be reinstated within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

--------------------------------------------------------------------------------
SUPPLEMENTAL BENEFITS

  The following supplemental benefits are available and may be added to your Policy. There are monthly charges for these benefits that are in addition to the Cost of Insurance and Monthly Expense Charges described above. (See "Monthly Deduction," page 16) If any of these benefits are added to your Policy, monthly charges for the supplemental benefits will be deducted from your Policy Value as part of the Monthly Deduction.
  ADDITIONAL INSURED TERM INSURANCE. Provides a death benefit payable on the death of an additional insured. More than one rider can be added to your Policy. There is no cash value for this benefit.
  CHILDREN'S TERM INSURANCE. Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value for this benefit.
  ACCIDENTAL DEATH BENEFIT. Provides a death benefit payable if the Insured's death results from certain accidental causes. There is no cash value for this benefit.
  DISABILITY WAIVER OF MONTHLY DEDUCTION AND DISABILITY MONTHLY PREMIUM DEPOSIT. Provides for the waiver of the Monthly Deductions and payment of stipulated premiums upon total disability of the Insured. If Specified Amount Option 1 is in effect at the time this benefit becomes effective, it will be changed to Specified Amount Option 2. See "Basic Death Benefit and Specified Amount Options," page 20.
  DISABILITY WAIVER OF MONTHLY DEDUCTION. Provides for the waiver of the Monthly Deductions upon total disability of the Insured.
  GUARANTEED CONTINUATION OF POLICY. Guarantees that the Policy will remain in force and a death benefit will be payable regardless of the sufficiency of the Net Cash Surrender Value.
  GUARANTEED OPTION TO INCREASE SPECIFIED AMOUNT. Allows the Owner to increase the Specified Amount without evidence of insurability. See
  "Changes in Specified Amount," page 21.
  SUPPLEMENTAL TERM INSURANCE. Provides a death benefit payable on the death of the primary insured. There is no cash value for this benefit.
  Additional rules and limits apply to these supplemental benefits. Please ask your authorized Penn Mutual agent for further information or contact our Office.

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TAX CONSIDERATIONS

--------------------------------------------------------------------------------
INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Penn Mutual's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Service.

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TAX STATUS OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not qualify for the favorable tax treatment normally provided to a life insurance policy.
  With respect to a Policy issued on the basis of a standard rate class, Penn Mutual believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.
  With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.
  If it is subsequently determined that a Policy does not satisfy Section 7702, Penn Mutual may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, Penn Mutual reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.
  Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed in Treas. Reg. (S)1.817-5, which affect how the Funds' assets are to be invested.
  In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.
  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, Penn Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Penn Mutual therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account or to otherwise qualify the Policy for favorable tax treatment.
  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.
  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

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TAX TREATMENT OF POLICY BENEFITS

  IN GENERAL. Penn Mutual believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under
Section 101(a)(1) of the Code.
  Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option (i.e., a change from Specified Amount Option 1 to Specified Amount Option 2 or vice versa), a policy loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.
  Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy, depend on whether the Policy is classified as a "Modified Endowment Contract." Whether a Policy is or is not treated as a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's endowment date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.
  MODIFIED ENDOWMENT CONTRACTS. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.
  Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change.
  The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract. Penn Mutual will, however, monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.
  DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial surrenders from such a Policy, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.
  DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACTS. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.
  Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans generally are treated as indebtedness of the Owner.
  Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.
  POLICY LOANS. Generally, consumer interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000. The deduction of interest on Policy loans may also be subject to certain other restrictions set forth in Section 264 of the Code. Before taking a Policy loan, an Owner should consult a tax adviser as to the tax consequences of such a loan.
  INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.
  MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Penn Mutual (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

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POSSIBLE CHARGE FOR PENN MUTUAL'S TAXES

  At the present time, Penn Mutual makes no charge for any Federal, state or local taxes (other than state premium taxes) that it incurs that may be attributable to the Separate and Fixed Accounts or to the Policies. Penn Mutual, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Accounts or to the Policies.

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OTHER INFORMATION ABOUT THE POLICIES AND PENN MUTUAL

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SALE OF THE POLICIES

  Hornor, Townsend & Kent, Inc. ("HTK"), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies. HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual, and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are available in all states. The Policies are sold by certain registered representatives of HTK who are also appointed and licensed as insurance agents. The Policies may also be offered through insurance and securities brokers who have lawfully qualified to sell the Policies. Registered representatives may be paid commissions on Policies they sell based on premiums paid in amounts up to 50% of first year premiums, 4% on premiums paid during the second through fifteenth Policy Years, and 1.2% on premiums paid after the first fifteen Policy Years. Registered representatives may also be paid commissions of up to 0.25% of Policy Value. Other allowances and overrides also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.
  For 1996 and 1995, Penn Mutual received premium payments on the Policies in the approximate amounts of $3,458,000 and $11,201,000, respectively, and compensated HTK in the approximate amount of $19,024 and $52,800, respectively, for its services as principal underwriter.

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PENN MUTUAL TRUSTEES AND OFFICERS

  Penn Mutual is managed by a board of trustees. The following table sets forth the name, address and principal occupations during the past five years of each of Penn Mutual's trustees.

BOARD OF TRUSTEES

                                   POSITION WITH        PRINCIPAL OCCUPATION
 NAME AND ADDRESS                   PENN MUTUAL        DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
 Robert E. Chappell            Chairman of the Board Chairman of the Board and
 The Penn Mutual Life          and Chief Executive   Chief Executive Officer
 Insurance Company             Officer               (since December 1996),
 Philadelphia, PA 19172                              President and Chief
                                                     Executive Officer (April
                                                     1995-December 1996),
                                                     President and Chief
                                                     Operating Officer, The
                                                     Penn Mutual Life Insurance
                                                     Company (January 1994 to
                                                     April 1995); Executive
                                                     Vice President, PNC Bank
                                                     Corp. (January 1992 to
                                                     December 1993); Chairman
                                                     of the Board (June 1991 to
                                                     January 1992) and
                                                     Chairman, President and
                                                     Chief Executive Officer,
                                                     Provident National Bank
                                                     (prior thereto).
-------------------------------------------------------------------------------
 Daniel J. Toran               President and Chief   President and Chief
 The Penn Mutual Life          Operating Officer     Operating Officer (since
 Insurance Company                                   January 1997), Executive
 Philadelphia, PA 19172                              Vice President, The Penn
                                                     Mutual Life Insurance
                                                     Company (May 1996-January
                                                     1997), Executive Vice
                                                     President, The New England
                                                     Mutual Life Insurance
                                                     Company (prior thereto).
-------------------------------------------------------------------------------
 James A. Hagen                Trustee               Retired (since May 1996),
 2001 Market Street                                  Chairman of the Board,
 P.O. Box 41417                                      Conrail, Inc. (prior
 Philadelphia, PA 19101-1417                         thereto).
-------------------------------------------------------------------------------
 Philip E. Lippincott          Trustee               Retired (since April
 3578 Oakwood Drive                                  1994), Chairman and Chief
 Park City, UT 84060                                 Executive Officer, Scott
                                                     Paper Company (prior
                                                     thereto).
-------------------------------------------------------------------------------
 John F. McCaughan             Trustee               Retired (since April
 Betz Dearborn Foundation                            1996), President, Betz
 200 Witmer Road                                     Dearborn Foundation (since
 Horsham, PA 19044                                   March 1996, Chairman of
                                                     the Board, Betz
                                                     Laboratories, Inc. (prior
                                                     thereto).
-------------------------------------------------------------------------------
 Alan B. Miller                Trustee               Chairman and President,
 367 S. Gulph Road                                   Universal Health Services,
 King of Prussia, PA 19406                           Inc.
-------------------------------------------------------------------------------
 Norman T. Wilde, Jr.          Trustee               President and Chief
 1801 Market Street                                  Executive Officer, Janney
 Philadelphia, PA 19103                              Montgomery Scott Inc. (a
                                                     securities broker/dealer
                                                     and subsidiary of The Penn
                                                     Mutual Life Insurance
                                                     Company).
-------------------------------------------------------------------------------
 Wesley S. Williams, Jr., Esq. Trustee               Partner, Covington &
 1201 Pennsylvania Ave., N.W.                        Burling (law firm).
 P.O. Box 7566
 Washington, D.C. 20004

  The following table sets forth the names, addresses and principal occupations during the past five years of the senior officers of Penn Mutual (other than officers who are members of Penn Mutual's Board of Trustees).

SENIOR OFFICERS

 NAME                   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
 John M. Albanese       Vice President, Systems and Service (since July 1995),
 The PennMutual Life    Vice President, Information Systems Application (August
 Insurance Company      1992 to July 1995); Manager Price Waterhouse (prior
 Philadelphia, PA 19172 thereto).
-------------------------------------------------------------------------------
 Michael A. Biondolillo Vice President, Human Resources, The Penn Mutual Life
 The Penn Mutual Life   Insurance Company (since October 1996); Corporate Vice
 Insurance Company      President and General Manager, Human Resources and
 Philadelphia, PA 19172 Quality MG Industries, America (prior thereto).
-------------------------------------------------------------------------------
 Nancy S. Brodie        Executive Vice President and Chief Financial Officer
 The Penn Mutual Life   (since December 1995), Senior Vice President and Chief
 Insurance Company      Financial Officer (January 1994 to December 1995), Vice
 Philadelphia, PA 19172 President and Controller (November 1991 to January
                        1994), General Auditor (October 1989 to November 1991),
                        Assistant Vice President, Taxation, The Penn Mutual
                        Life Insurance Company (prior thereto). ^
-------------------------------------------------------------------------------
 L. Stockton Illoway    Senior Vice President, Marketing and Sales Support
 The Penn Mutual Life   (since June 1996), Senior Vice President, Annuity and
 Insurance Company      Pension Business ^(December 1993 to June 1996) Senior
 Philadelphia, PA 19172 Vice President, Individual Retirement Investment
                        Service (September 1993 to December 1993), Regional
                        Vice President, The Penn Mutual Life Insurance Company
                        (prior thereto).
-------------------------------------------------------------------------------
 Richard J. Liburdi     Senior Vice President, Career Agency System (since June
 The Penn Mutual Life   1996), Senior Vice President, Insurance and Life Sales
 Insurance Company      (January 1991 to June 1996), Vice President and Product
 Philadelphia, PA 19172 Manager (November 1988 to January 1991), Assistant Vice
                        President and Product Manager, The Penn Mutual Life
                        Insurance Company (prior thereto).
-------------------------------------------------------------------------------
 Nina M. Mulrooney      General Auditor (since November 1991), Assistant Vice
 The Penn Mutual Life   President, Corporate Accounting and Controls (December
 Insurance Company      1988 to November 1991), Director, Cost Accounting and
 Philadelphia, PA 19172 Budget, The Penn Mutual Life Insurance Company (prior thereto).
-------------------------------------------------------------------------------
 Harold E. Maude, Jr.   Senior Vice President, Independence Financial Network
 The Penn Mutual Life   (since July 1996), Vice President, Independence
 Insurance Company      Financial Network (1991 to July 1996), Regional
 Philadelphia, PA 19172 Director (1989 to 1991).
-------------------------------------------------------------------------------
 Peter M. Sherman       Senior Vice President and Chief Investment Officer
 The Penn Mutual Life   (since May 1996), Vice President, Investments (January
 Insurance Company      1996 to April 1996); Vice President, Fixed Income
 Philadelphia, PA 19172 Portfolio Management, The Penn Mutual Life Insurance
                        Company (prior thereto); President, Independence
                        Capital Management, Inc. (an investment advisory
                        organization and subsidiary of Penn Mutual), since
                        September 1995.

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STATE REGULATION

  Penn Mutual is subject to regulation by the Department of Insurance of the Commonwealth of Pennsylvania, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.
  We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

  A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

--------------------------------------------------------------------------------
EXPERTS

  The statement of assets and liabilities of Penn Mutual Variable Life Account I--Cornerstone VUL as of December 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years or periods in the period then ended, and the statutory statements of financial condition of The Penn Mutual Life Insurance Company as of December 31, 1996 and 1995, and the related statutory statements of operations, surplus and cash flows for the three years in the period ended December 31, 1996, included in this prospectus, have been audited by Coopers & Lybrand L.L.P., independent accountants. The reports and the financial statements have been included upon authority of said firm as experts in accounting and auditing.
  Actuarial matters included in this prospectus have been examined by Peter R. Schaefer, F.S.A., M.A.A.A., Actuary of Penn Mutual, whose opinion is filed as an exhibit to the registration statement.

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LITIGATION

  No litigation is pending that would have a material effect upon the Separate Account or Penn Series.

--------------------------------------------------------------------------------
LEGAL MATTERS

  Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

  The financial statements of the Subaccounts and of Penn Mutual appear on the following pages. The financial statements of Penn Mutual should be distinguished from financial statements of the Subaccounts and should be considered only as bearing upon Penn Mutual's ability to meet its obligations under the Policies.

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REPORT OF INDEPENDENT ACCOUNTANTS
TO THE PENN MUTUAL LIFE INSURANCE COMPANY AND CONTRACT OWNERS
OF PENN MUTUAL VARIABLE LIFE ACCOUNT I--CORNERSTONE VUL:

We have audited the accompanying statement of assets and liabilities of the Penn Mutual Variable Life Account I--Cornerstone VUL (Cornerstone) [comprising, respectively, Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Value Equity Fund, Flexibly Managed Fund, Small Capitalization Fund, International Equity Fund, Balanced Portfolio, Limited Maturity Bond Portfolio, Capital Appreciation Portfolio (formerly TCI Growth Portfolio), Equity Income Portfolio, Growth Portfolio, and Asset Manager Portfolio] as of December 31, 1996, and the related statements of operations for the year then ended, and the statement of changes in net assets for the two years or periods in the period then ended. These financial statements are the responsibility of the management of Cornerstone. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Penn Mutual Variable Life Account I--Cornerstone VUL as of December 31, 1996, the results of its operations for the year then ended and its changes in net assets for each of the two years or periods in the period then ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
April 7, 1997

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - CORNERSTONE VUL
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996


                                     MONEY MARKET QUALITY BOND HIGH YIELD BOND GROWTH EQUITY
                            TOTAL       FUND+        FUND+          FUND+          FUND+
                         ----------- ------------ ------------ --------------- -------------
INVESTMENT IN COMMON
 STOCK
 Number of shares.......               2,101,874      203,788       247,468        196,316
 Identified cost........ $49,712,614  $2,101,874   $2,041,366    $2,292,681     $3,944,408
ASSETS:
 Investments at value... $55,149,422  $2,101,874   $2,037,883    $2,204,938     $4,212,941
 Dividends receivable...       8,846       8,846            0             0              0
LIABILITIES:
 Due to The Penn Mutual
  Life Insurance Compa-
  ny....................      10,604         605          389           406            800
                         -----------  ----------   ----------    ----------     ----------
NET ASSETS.............. $55,147,664  $2,110,115   $2,037,494    $2,204,532     $4,212,141
                         ===========  ==========   ==========    ==========     ==========
 Variable life accumula-
  tion units............                 185,870      167,426       167,390        265,705
 Accumulated unit val-
  ues...................              $    11.35   $    12.17    $    13.17     $    15.85
--------------------------------------------------------------------------------------------

PENN MUTUAL VARIABLE LIFE ACCOUNT I - CORNERSTONE VUL
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996


                                    MONEY MARKET QUALITY BOND HIGH YIELD BOND GROWTH EQUITY
                           TOTAL       FUND+        FUND+          FUND+          FUND+
                         ---------- ------------ ------------ --------------- --------------
INVESTMENT INCOME:
 Dividends.............. $1,386,608   $111,809     $126,911      $160,322       $ 18,888
EXPENSE:
 Mortality and expense
  risk charges..........    372,348     17,378       15,334        15,036         29,018
                         ----------   --------     --------      --------       --------
 Net investment income
  (loss)................  1,014,260     94,431      111,577       145,286        (10,130)
                         ----------   --------     --------      --------       --------
REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
 Realized gains (losses)
  from redemption of
  fund shares...........     11,980          0        4,964         3,165          2,218
 Capital gains distribu-
  tions.................  2,684,034          0            0             0        419,318
                         ----------   --------     --------      --------       --------
  Net realized gains....  2,696,014          0        4,964         3,165        421,536
 Net change in
  unrealized apprecia-
  tion (depreciation) of
  investments...........  2,286,524          0      (45,882)       96,192        227,863
                         ----------   --------     --------      --------       --------
 Net realized and
  unrealized gains
  (losses) on
  investments...........  4,982,538          0      (40,918)       99,357        649,399
                         ----------   --------     --------      --------       --------
 NET INCREASE (DECREASE)
  IN NET ASSETS RESULT-
  ING FROM OPERATIONS... $5,996,798   $ 94,431     $ 70,659      $244,643       $639,269
                         ==========   ========     ========      ========       ========

-----------------------
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger & Berman Advisers Management Trust.
+++ Investment in American Century Variable Portfolios, Inc. (TCI Growth Portfolio changed to Capital Appreciation Portfolio as of May 1, 1997).
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

               FLEXIBLY       SMALL      INTERNATIONAL                LIMITED
VALUE EQUITY    MANAGED   CAPITALIZATION    EQUITY      BALANCED   MATURITY BOND
   FUND+         FUND+        FUND+          FUND+     PORTFOLIO++  PORTFOLIO++
------------  ----------- -------------- ------------- ----------- -------------
   389,191        969,102      47,366        442,975      128,052      10,857
$5,731,532    $16,189,723    $550,571     $6,172,398   $1,916,201    $152,149
$7,519,168    $18,160,971    $593,497     $6,914,832   $2,038,582    $152,536
         0              0           0              0            0           0
     1,385          3,429         110          1,264          375          32
----------    -----------    --------     ----------   ----------    --------
$7,517,783    $18,157,542    $593,387     $6,913,568   $2,038,207    $152,504
==========    ===========    ========     ==========   ==========    ========
   414,409      1,141,569      44,541        459,393      151,815      13,216
    $18.14    $     15.91    $  13.32     $    15.05   $    13.43    $  11.54

--------------------------------------------------------------------------------

               FLEXIBLY       SMALL      INTERNATIONAL                LIMITED
VALUE EQUITY    MANAGED   CAPITALIZATION    EQUITY      BALANCED   MATURITY BOND
   FUND+         FUND+        FUND+          FUND+     PORTFOLIO++  PORTFOLIO++
------------  ----------- -------------- ------------- ----------- -------------
$   82,736    $   587,432    $  3,224      $ 228,105    $  46,362    $ 12,459
    47,890        122,708       2,948         44,843       15,299       1,192
----------    -----------    --------      ---------    ---------    --------
    34,846        464,724         276        183,262       31,063      11,267
----------    -----------    --------      ---------    ---------    --------
    (7,635)         4,596         199          2,927       11,435       4,002
   308,946        766,307      22,472        303,870      257,818           0
----------    -----------    --------      ---------    ---------    --------
   301,311        770,903      22,671        306,797      269,253       4,002
 1,002,569      1,086,367      41,325        392,612     (175,031)     (9,407)
----------    -----------    --------      ---------    ---------    --------
 1,303,880      1,857,270      63,996        699,409       94,222      (5,405)
----------    -----------    --------      ---------    ---------    --------
$1,338,726    $ 2,321,994    $ 64,272      $ 882,671    $ 125,285    $  5,862
==========    ===========    ========      =========    =========    ========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - CORNERSTONE VUL
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996 (CONT'D.)

                           CAPITAL
                         APPRECIATION EQUITY INCOME    GROWTH     ASSET MANAGER
                         PORTFOLIO+++ PORTFOLIO++++ PORTFOLIO++++ PORTFOLIO++++
                         ------------ ------------- ------------- -------------
INVESTMENT IN COMMON
 STOCK
 Number of shares.......     410,148        89,769        92,456       14,492
 Identified cost........ $ 4,002,245   $ 1,682,491   $ 2,712,738    $ 222,237
ASSETS:
 Investments at value... $ 4,199,917   $ 1,887,842   $ 2,879,095    $ 245,346
 Dividends receivable...           0             0             0            0
LIABILITIES:
 Due to The Penn Mutual
  Life Insurance
  Company...............         903           351           510           45
                         -----------   -----------   -----------    ---------
NET ASSETS.............. $ 4,199,014   $ 1,887,491   $ 2,878,585    $ 245,301
                         ===========   ===========   ===========    =========
 Variable life
  accumulation units....     310,397       139,131       203,903       19,272
 Accumulated unit
  values................ $     13.53   $     13.57   $     14.12    $   12.73

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - CORNERSTONE VUL
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996 (CONT'D.)

                            CAPITAL
                          APPRECIATION EQUITY INCOME    GROWTH     ASSET MANAGER
                          PORTFOLIO+++ PORTFOLIO++++ PORTFOLIO++++ PORTFOLIO++++
                          ------------ ------------- ------------- -------------
INVESTMENT INCOME:
 Dividends..............   $       0     $  1,578      $  3,240       $ 3,542
EXPENSE:
 Mortality and expense
  risk charges..........      32,015       10,972        15,995         1,720
                           ---------     --------      --------       -------
 Net investment income
  (loss)................     (32,015)      (9,394)      (12,755)        1,822
                           ---------     --------      --------       -------
REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
 Realized gains (losses)
  from redemption of
  fund shares...........     (10,671)        (127)       (5,184)        2,091
 Capital gains
  distributions.........     475,347       45,233        81,803         2,920
                           ---------     --------      --------       -------
 Net realized gains.....     464,676       45,106        76,619         5,011
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments...........    (671,349)     149,809       171,025        20,431
                           ---------     --------      --------       -------
 Net realized and
  unrealized gains
  (losses) on
  investments...........    (206,673)     194,915       247,644        25,442
                           ---------     --------      --------       -------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........   $(238,688)    $185,521      $234,889       $27,264
                           =========     ========      ========       =======

-----------------------
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger & Berman Advisers Management Trust
+++ Investment in American Century Variable Portfolios, Inc. (TCI Growth Portfolio changed to Capital Appreciation Portfolio as of May 1, 1997).
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - CORNERSTONE VUL
STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                   TOTAL             MONEY MARKET FUND+      QUALITY BOND FUND+
                          ------------------------  ----------------------  ----------------------
                             1996         1995         1996        1995        1996        1995
                          -----------  -----------  ----------  ----------  ----------  ----------
OPERATIONS:
 Net investment income
  (loss)................  $ 1,014,260  $   793,618  $   94,431  $  122,818  $  111,577  $  103,983
 Net realized gain
  (loss) from investment
  transactions..........    2,696,014    1,203,208           0           0       4,964         949
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments...........    2,286,524    4,342,387           0           0     (45,882)    189,692
                          -----------  -----------  ----------  ----------  ----------  ----------
Net increase (decrease)
 in net assets resulting
 from operations........    5,996,798    6,339,213      94,431     122,818      70,659     294,624
                          -----------  -----------  ----------  ----------  ----------  ----------
VARIABLE LIFE ACTIVI-
 TIES:
 Purchase payments under
  variable life
  contracts.............   13,892,170   17,990,994   2,011,674   7,004,477     438,173     503,095
 Cost of insurance......   (3,438,272)  (3,058,410)   (202,738)   (401,738)   (133,539)   (145,157)
 Contract administration
  charges...............     (541,639)    (915,062)    (41,069)   (129,945)    (17,842)    (34,766)
 Transfers of policy
  loans.................      358,967       24,516        (150)         (2)     57,180       2,860
 Net transfers..........   (1,180,575)  (1,376,067) (2,062,636) (5,999,373)   (309,763)    142,961
 Death benefits.........      (47,421)    (176,857)          0     (54,766)       (942)     (4,834)
 Surrender benefits.....   (1,804,920)    (935,084)    (99,921)   (105,894)   (115,643)    (32,492)
                          -----------  -----------  ----------  ----------  ----------  ----------
Net increase (decrease)
 in net assets resulting
 from variable life
 activities.............    7,238,310   11,554,030    (394,840)    312,759     (82,376)    431,667
                          -----------  -----------  ----------  ----------  ----------  ----------
Total increase
 (decrease) in net
 assets.................   13,235,108   17,893,243    (300,409)    435,577     (11,717)    726,291
NET ASSETS:
 Beginning of period....   41,912,556   24,019,313   2,410,524   1,974,947   2,049,211   1,322,920
                          -----------  -----------  ----------  ----------  ----------  ----------
 END OF PERIOD..........  $55,147,664  $41,912,556  $2,110,115  $2,410,524  $2,037,494  $2,049,211
                          ===========  ===========  ==========  ==========  ==========  ==========
                           HIGH YIELD BOND FUND+     GROWTH EQUITY FUND+     VALUE EQUITY FUND+
                          ------------------------  ----------------------  ----------------------
                             1996         1995         1996        1995        1996        1995
                          -----------  -----------  ----------  ----------  ----------  ----------
OPERATIONS:
 Net investment income
  (loss)................  $   145,286  $   148,448  $  (10,130) $   (7,852) $   34,846  $   40,097
 Net realized gain
  (loss) from investment
  transactions..........        3,165        2,597     421,536     455,956     301,311     255,729
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments...........       96,192       81,342     227,863     157,200   1,002,569     839,097
                          -----------  -----------  ----------  ----------  ----------  ----------
Net increase (decrease)
 in net assets resulting
 from operations........      244,643      232,387     639,269     605,304   1,338,726   1,134,923
                          -----------  -----------  ----------  ----------  ----------  ----------
VARIABLE LIFE ACTIVI-
 TIES:
 Purchase payments under
  variable life
  contracts.............      571,914      684,579     975,209   1,119,490   1,579,926   1,299,369
 Cost of insurance......     (154,286)    (163,167)   (279,366)   (271,382)   (463,888)   (340,110)
 Contract administration
  charges...............      (24,027)     (42,823)    (47,593)    (85,088)    (69,971)    (96,570)
 Transfers of policy
  loans.................          613          348       9,833       2,744      10,338       5,502
 Net transfers..........     (229,781)    (188,912)   (427,754)    177,895     289,772     662,164
 Death benefits.........       (2,541)      (5,578)     (8,908)    (12,064)    (10,887)    (28,299)
 Surrender benefits.....      (57,603)     (50,935)   (104,630)    (55,271)   (152,684)    (63,364)
                          -----------  -----------  ----------  ----------  ----------  ----------
Net increase (decrease)
 in net assets resulting
 from variable life
 activities.............      104,289      233,512     116,791     876,324   1,182,606   1,438,692
                          -----------  -----------  ----------  ----------  ----------  ----------
Total increase
 (decrease) in net
 assets.................      348,932      465,899     756,060   1,481,628   2,521,332   2,573,615
NET ASSETS:
 Beginning of period....    1,855,600    1,389,701   3,456,081   1,974,453   4,996,451   2,422,836
                          -----------  -----------  ----------  ----------  ----------  ----------
 END OF PERIOD..........  $ 2,204,532  $ 1,855,600  $4,212,141  $3,456,081  $7,517,783  $4,996,451
                          ===========  ===========  ==========  ==========  ==========  ==========

-----------------------
(a) For the period May 1, 1995 (date funds first became available for investment to contract owners) to December 31, 1995
+    Investment in Penn Series Funds, Inc.
++   Investment in Newberger & Berman Advisers Management Trust
+++ Investment in American Century Variable Portfolios, Inc. (TCI Growth Portfolio changed to Capital Appreciation Portfolio as of May 1, 1997).
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II

   The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - CORNERSTONE VUL
STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONT'D.)

                                                           SMALL
                                                      CAPITALIZATION          INTERNATIONAL
                          FLEXIBLY MANAGED FUND+           FUND+              EQUITY FUND+
                          ------------------------  --------------------  ----------------------
                             1996         1995         1996     1995(A)      1996        1995
                          -----------  -----------  ----------  --------  ----------  ----------
OPERATIONS:
 Net investment income
  (loss)................  $   464,724  $   311,647  $      276  $    435  $  183,262  $   79,969
 Net realized gain
  (loss) from investment
  transactions..........      770,903      471,720      22,671     1,825     306,797       4,144
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments...........    1,086,367    1,314,004      41,325     1,601     392,612     495,756
                          -----------  -----------  ----------  --------  ----------  ----------
Net increase (decrease)
 in net assets resulting
 from operations........    2,321,994    2,097,371      64,272     3,861     882,671     579,869
                          -----------  -----------  ----------  --------  ----------  ----------
VARIABLE LIFE
 ACTIVITIES:
 Purchase payments under
  variable life
  contracts.............    3,714,405    3,407,436     101,377    18,031   1,627,625   1,708,561
 Cost of insurance......   (1,045,337)    (861,418)    (29,508)   (3,810)   (394,740)   (370,006)
 Contract administration
  charges...............     (149,971)    (255,754)     (5,437)   (1,451)    (62,389)   (133,279)
 Transfers of policy
  loans.................      132,675        6,064          (3)        0      27,691       1,449
 Net transfers..........       74,976    1,853,549     375,756    72,948      52,813      55,362
 Death benefits.........       (7,828)     (24,559)          0         0      (1,541)     (9,668)
 Surrender benefits.....     (619,467)    (387,157)     (2,649)        0    (153,197)   (149,580)
                          -----------  -----------  ----------  --------  ----------  ----------
Net increase (decrease)
 in net assets resulting
 from variable life
 activities.............    2,099,453    3,738,161     439,536    85,718   1,096,262   1,102,839
                          -----------  -----------  ----------  --------  ----------  ----------
Total increase
 (decrease) in net
 assets.................    4,421,447    5,835,532     503,808    89,579   1,978,933   1,682,708
NET ASSETS:
 Beginning of period....   13,736,095    7,900,563      89,579         0   4,934,635   3,251,927
                          -----------  -----------  ----------  --------  ----------  ----------
 END OF PERIOD..........  $18,157,542  $13,736,095  $  593,387  $ 89,579  $6,913,568  $4,934,635
                          ===========  ===========  ==========  ========  ==========  ==========
                               EQUITY INCOME              GROWTH                  ASSET
                               PORTFOLIO++++           PORTFOLIO++++      MANAGER PORTFOLIO++++
                          ------------------------  --------------------  ----------------------
                             1996        1995(A)       1996     1995(A)      1996      1995(A)
                          -----------  -----------  ----------  --------  ----------  ----------
OPERATIONS:
 Net investment income
  (loss)................  $    (9,394) $     4,755  $  (12,755) $ (2,128) $    1,822  $     (101)
 Net realized gain
  (loss) from investment
  transactions..........       45,106           92      76,619    (1,691)      5,011          13
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments...........      149,809       55,542     171,025    (4,668)     20,431       2,678
                          -----------  -----------  ----------  --------  ----------  ----------
Net increase (decrease)
 in net assets resulting
 from operations........      185,521       60,389     234,889    (8,487)     27,264       2,590
                          -----------  -----------  ----------  --------  ----------  ----------
VARIABLE LIFE
 ACTIVITIES:
 Purchase payments under
  variable life
  contracts.............      408,853      108,297     770,051   130,927      53,654      20,547
 Cost of insurance......      (94,941)     (17,216)   (175,709)  (23,352)    (21,451)     (1,524)
 Contract administration
  charges...............      (17,442)      (4,313)    (35,446)   (7,293)     (3,682)       (932)
 Transfers of policy
  loans.................        1,339            0       1,260         0         193           0
 Net transfers..........      603,069      702,320   1,189,065   882,895     105,397      63,892
 Death benefits.........            0            0           0         0           0           0
 Surrender benefits.....      (47,548)        (837)    (79,561)     (654)       (647)          0
                          -----------  -----------  ----------  --------  ----------  ----------
Net increase (decrease)
 in net assets resulting
 from variable life
 activities.............      853,330      788,251   1,669,660   982,523     133,464      81,983
                          -----------  -----------  ----------  --------  ----------  ----------
Total increase
 (decrease) in net
 assets.................    1,038,851      848,640   1,904,549   974,036     160,728      84,573
NET ASSETS:
 Beginning of period....      848,640            0     974,036         0      84,573           0
                          -----------  -----------  ----------  --------  ----------  ----------
 END OF PERIOD..........  $ 1,887,491  $   848,640  $2,878,585  $974,036  $  245,301  $   84,573
                          ===========  ===========  ==========  ========  ==========  ==========

-----------------------
(a) For the period May 1, 1995 (date funds first became available for investment to contract holders) to December 31, 1995
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger & Berman Advisers Management Trust
+++ Investment in American Century Variable Portfolios, Inc. (TCI Growth Portfolio changed to Capital Appreciation Portfolio as of May 1, 1997).
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                          CAPITAL
                            LIMITED MATURITY            APPRECIATION
 BALANCED PORTFOLIO++       BOND PORTFOLIO++            PORTFOLIO+++
-----------------------    ---------------------   -------------------------
   1996         1995         1996        1995         1996          1995
----------   ----------    --------    --------    ----------    ----------
$   31,063   $   13,939    $ 11,267    $  3,634    $  (32,015)   $  (26,026)
   269,253       12,814       4,002         492       464,676        (1,432)
  (175,031)     333,686      (9,407)     11,309      (671,349)      865,148
----------   ----------    --------    --------    ----------    ----------
   125,285      360,439       5,862      15,435      (238,688)      837,690
----------   ----------    --------    --------    ----------    ----------
   400,623      717,791      33,890      27,571     1,204,796     1,240,823
  (132,301)    (147,373)    (10,463)    (10,748)     (300,005)     (301,409)
   (16,602)     (29,232)     (1,322)     (2,049)      (48,846)      (91,567)
   102,578        1,967       1,767          (6)       13,653         3,590
  (420,150)     (85,875)    (75,936)     93,229      (345,403)      190,878
    (7,016)     (15,356)          0      (5,512)       (7,758)      (16,221)
  (197,595)     (26,344)     (2,931)       (577)     (170,844)      (61,979)
----------   ----------    --------    --------    ----------    ----------
  (270,463)     415,578     (54,995)    101,908       345,593       964,115
----------   ----------    --------    --------    ----------    ----------
  (145,178)     776,017     (49,133)    117,343       106,905     1,801,805
 2,183,385    1,407,368     201,637      84,294     4,092,109     2,290,304
----------   ----------    --------    --------    ----------    ----------
$2,038,207   $2,183,385    $152,504    $201,637    $4,199,014    $4,092,109
==========   ==========    ========    ========    ==========    ==========


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - CORNERSTONE VUL
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1996

--------------------------------------------------------------------------------
NOTE 1.

  The significant accounting policies of Penn Mutual Variable Life Account I--Cornerstone VUL subaccounts (Cornerstone) are as follows:

  GENERAL - Cornerstone was established by the Penn Mutual Life Insurance Company (Penn Mutual) under the provisions of the Pennsylvania Insurance Law. Penn Mutual has structured Cornerstone as a unit investment trust registered under the Investment Company Act of 1940. Cornerstone offers units to individual flexible premium variable universal life contract owners to provide for the accumulation of value and for the payment of benefits. Net payments are deposited into Cornerstone. Contract owners allocate and transfer between subaccounts. Contract owners may borrow up to a specified amount depending on policy value at any time by submitting a written request for a policy loan. The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported values of assets and liabilities as of December 31, 1996 and the reported amounts from operations and contract transactions during 1996 and 1995. Actual results could differ from those estimates.

  INVESTMENTS - Assets of Cornerstone are invested in shares of Penn Series Funds, Inc. (Penn Series): Money Market, Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity Fund and Small Capitalization Funds; Neuberger and

--------------------------------------------------------------------------------
NOTE 2.

  For the year ended December 31, 1996 and 1995 transactions in Cornerstone were as follows:

                                                      QUALITY BOND         HIGH YIELD
                            MONEY MARKET FUND+            FUND+            BOND FUND+
                          ------------------------  ------------------  ------------------
                             1996         1995        1996      1995      1996      1995
                          -----------  -----------  --------  --------  --------  --------
Shares purchased........    2,989,321    5,622,002    42,828    69,557    56,963    86,146
Shares received from re-
 investment of:
  Net investment income.      111,809      140,992    12,691    11,453    17,994    19,107
  Capital gains
   distribution.........            0            0         0         0         0         0
                          -----------  -----------  --------  --------  --------  --------
Total shares acquired...    3,101,130    5,762,994    55,519    81,010    74,957   105,253
Shares redeemed.........   (3,387,864)  (5,260,429)  (51,870)  (27,219)  (47,370)  (60,409)
                          -----------  -----------  --------  --------  --------  --------
Net increase (decrease)
 in shares owned........     (286,734)     502,565     3,649    53,790    27,587    44,844
Shares owned beginning
 of period..............    2,388,608    1,886,043   200,139   146,349   219,881   175,037
                          -----------  -----------  --------  --------  --------  --------
Shares owned end of pe-
 riod...................    2,101,874    2,388,608   203,788   200,139   247,468   219,881
                          ===========  ===========  ========  ========  ========  ========
Cost of shares acquired.  $ 3,101,130  $ 5,762,994  $566,148  $815,295  $667,607  $907,291
Proceeds from shares re-
 deemed.................  $ 3,387,864  $ 5,260,429  $536,784  $279,490  $417,822  $525,229
                               INTERNATIONAL            BALANCED        LIMITED MATURITY
                               EQUITY FUND+            PORTFOLIO++      BOND PORTFOLIO++
                          ------------------------  ------------------  ------------------
                             1996         1995        1996      1995      1996      1995
                          -----------  -----------  --------  --------  --------  --------
Shares purchased........      119,022      147,450    30,693    50,074     8,420    10,633
Shares received from re-
 investment of:
  Net investment income.       14,613        7,735     3,038     1,908       925       362
  Capital gains
   distribution.........       19,466            0    16,895       613         0         0
                          -----------  -----------  --------  --------  --------  --------
Total shares acquired...      153,101      155,185    50,626    52,595     9,345    10,995
Shares redeemed.........      (51,189)     (64,097)  (47,209)  (24,959)  (12,197)   (3,293)
                          -----------  -----------  --------  --------  --------  --------
Net increase (decrease)
 in shares owned........      101,912       91,089     3,417    27,636    (2,852)    7,702
Shares owned beginning
 of period..............      341,063      249,974   124,635    96,999    13,709     6,007
                          -----------  -----------  --------  --------  --------  --------
Shares owned end of pe-
 riod...................      442,975      341,063   128,052   124,635    10,857    13,709
                          ===========  ===========  ========  ========  ========  ========
Cost of shares acquired.  $ 2,368,168  $ 2,052,818  $787,691  $839,523  $132,442  $152,205
Proceeds from shares re-
 deemed.................  $   784,038  $   869,721  $769,121  $400,787  $176,156  $ 46,559

The cost of shares redeemed is determined on a last-in, first-out basis.
-----------------------
(a) For the Period of May 1, 1995 (commencement of operations) to December 31, 1995.
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger & Berman Advisers Management Trust.
+++ Investment in American Century Variable Portfolios, Inc. (TCI Growth Portfolio changed to Capital Appreciation Portfolio as of May 1, 1997).
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 1., CONT'D.

  Berman Advisers Management Trust (AMT): Limited Maturity Bond and Balanced Portfolios; American Century Variable Portfolios, Inc. (American Century):
  Capital Appreciation Portfolio; and Fidelity Investments' Variable Insurance Products (Fidelity): Equity Income, Growth, and Asset Manager Portfolios. Penn Series, AMT, American Century, and Fidelity are open-end diversified investment companies. The shares are carried at market value as determined by the underlying net asset value of the respective Funds or Portfolios. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis.

  FEDERAL INCOME TAXES - Penn Mutual is taxed under federal law as a life insurance company. Cornerstone is part of Penn Mutual's total operations and is not taxed separately. Under existing federal law, no taxes are payable on investment income and realized gains of Cornerstone.


--------------------------------------------------------------------------------

                                                                             SMALL
                                                  FLEXIBLY MANAGED       CAPITALIZATION
 GROWTH EQUITY FUND+     VALUE EQUITY FUND+             FUND+                FUND+
----------------------  ----------------------  ----------------------  -----------------
   1996        1995        1996        1995        1996        1995       1996    1995(A)
----------  ----------  ----------  ----------  ----------  ----------  --------  -------
    42,995      65,342     115,184     139,924     195,610     281,033    57,921    8,777
       880         692       4,282       4,328      31,346      22,888       257       64
    19,540      22,793      15,991      15,724      40,891      27,039     1,802      166
----------  ----------  ----------  ----------  ----------  ----------  --------  -------
    63,415      88,827     135,457     159,976     267,847     330,960    59,980    9,007
  (39,920)     (23,908)    (53,205)    (44,273)    (88,257)    (61,594)  (20,788)    (833)
----------  ----------  ----------  ----------  ----------  ----------  --------  -------
    23,495      64,919      82,252     115,703     179,590     269,366    39,192    8,174
   172,821     107,902     306,939     191,236     789,512     520,146     8,174        0
----------  ----------  ----------  ----------  ----------  ----------  --------  -------
   196,316     172,821     389,191     306,939     969,102     789,512    47,366    8,174
==========  ==========  ==========  ==========  ==========  ==========  ========  =======
$1,382,176  $1,823,144  $2,463,084  $2,446,800  $4,971,537  $5,585,188  $711,958  $96,971
  $855,731  $  498,609  $  935,819  $  711,639  $1,639,037  $1,063,942  $249,574  $ 8,976
CAPITAL APPRECIATION                                EQUITY INCOME        ASSET MANAGER
    PORTFOLIO+++        GROWTH PORTFOLIO++++        PORTFOLIO++++        PORTFOLIO++++
----------------------  ----------------------  ----------------------  -----------------
   1996        1995        1996      1995(A)       1996      1995(A)      1996    1995(A)
----------  ----------  ----------  ----------  ----------  ----------  --------  -------
   112,581     142,767      68,757      43,514      50,511      45,655    16,021    6,259
    44,467         293         116           0          84         345       235        0
         0           0       2,945           0       2,398           0       193        0
----------  ----------  ----------  ----------  ----------  ----------  --------  -------
   157,048     143,060      71,818      43,514      52,993      46,000    16,449    6,259
   (86,250)    (52,411)    (12,722)    (10,154)     (7,268)     (1,956)   (7,314)    (902)
----------  ----------  ----------  ----------  ----------  ----------  --------  -------
    70,798      90,649      59,096      33,360      45,725      44,044     9,135    5,357
   339,350     248,701      33,360           0      44,044           0     5,357        0
----------  ----------  ----------  ----------  ----------  ----------  --------  -------
   410,148     339,350      92,456      33,360      89,769      44,044    14,492    5,357
==========  ==========  ==========  ==========  ==========  ==========  ========  =======
$1,724,039  $1,536,841  $2,108,652  $1,278,456  $1,032,056  $  828,141  $254,680  $95,392
$  934,687  $  598,536  $  369,467  $  297,973  $  142,627  $   35,044  $116,437  $13,502

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - CORNERSTONE VUL
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1996 (CONT'D.)

--------------------------------------------------------------------------------
NOTE 3.

  Operations are charged for mortality and expense risks assumed by Penn Mutual as determined daily at a current annual rate of 0.75% (guaranteed never to exceed 0.90%) of the average value of Cornerstone.

  On the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of (1) insurance charges (2) administrative charges and (3) any charges for additional benefits added by supplemental agreement to a policy. See original policy documents for specific charges assessed.

  If a policy is surrendered within the first 11 years in Cornerstone, a contingent deferred sales charge will be assessed. This charge will be deducted before any surrender proceeds are paid. See original policy documents for specific charges assessed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES OF
THE PENN MUTUAL LIFE INSURANCE COMPANY
PHILADELPHIA, PENNSYLVANIA

We have audited the accompanying statutory statements of financial condition of The Penn Mutual Life Insurance Company as of December 31, 1996 and 1995, and the related statutory statements of operations, surplus and cash flows for the three years in the period ended December 31, 1996. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania
(SAP), which practices differ from generally accepted accounting principles
(GAAP). The effects on the financial statements of the variances between SAP and GAAP are described in Note 1 to the financial statements.

In our report dated January 26, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects, the financial position of The Penn Mutual Life Insurance Company as of December 31, 1995, and the results of its operations, and its cash flows for the two years then ended in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of mutual life insurance enterprises issued or reissued after 1996, which are prepared in accordance with SAP, are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements as presented herein is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the second preceding paragraph, the financial statements referred to above do not present fairly, in conformity with GAAP, the financial position of The Penn Mutual Life Insurance Company as of December 31, 1996 and 1995, or the results of its operations or its cash flows for the three years in the period ended December 31, 1996.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial condition of The Penn Mutual Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the three years in the period ended December 31, 1996, on the basis of accounting described in Note 1.

As discussed in Note 2 to the financial statements, during 1995, the Company changed its accounting method for certain components of the federal income tax expense. Also as discussed in Note 2, in 1996 and 1995, the Company changed the reserve valuation basis for disability income and certain annuity contracts, respectively.

Coopers & Lybrand L.L.P

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 28, 1997

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
STATEMENTS OF FINANCIAL CONDITION

DECEMBER 31,                                                  1996       1995
--------------------------------------------------------------------------------
(in thousands of dollars)
ASSETS
Bonds....................................................  $4,541,972 $3,695,516
Stocks
 Preferred...............................................      13,042     15,049
 Common--affiliated......................................     205,574    171,193
--unaffiliated...........................................         160      8,182
Mortgage loans...........................................     117,046    960,692
Real estate..............................................      99,575    138,329
Policy loans.............................................     409,344    422,865
Cash and short-term investments..........................      14,532     75,962
Other invested assets....................................      76,500     59,561
                                                           ---------- ----------
 TOTAL CASH AND INVESTED ASSETS..........................   5,477,745  5,547,349
Investment income due and accrued........................      83,573     94,350
Premiums due and deferred................................      25,297     26,926
Other assets.............................................      36,479     41,082
Separate account assets..................................   1,225,038    911,683
                                                           ---------- ----------
 TOTAL ASSETS............................................  $6,848,132 $6,621,390
                                                           ========== ==========
LIABILITIES
Reserves and funds for payment of future life and annuity
 benefits................................................  $4,948,254 $5,064,298
Dividends to policyholders payable in the following year.      69,445     72,653
Policy claims in process.................................      25,626     27,241
Interest maintenance reserve.............................      18,716     36,084
Asset valuation reserve..................................      77,408     83,157
Other liabilities........................................     103,871     77,063
Separate account liabilities.............................   1,225,038    905,960
                                                           ---------- ----------
 TOTAL LIABILITIES.......................................   6,468,358  6,266,456
                                                           ---------- ----------
SURPLUS
Special surplus funds....................................       1,629      1,576
Unassigned surplus.......................................     378,145    353,358
                                                           ---------- ----------
 TOTAL...................................................     379,774    354,934
                                                           ---------- ----------
  TOTAL LIABILITIES AND SURPLUS..........................  $6,848,132 $6,621,390
                                                           ========== ==========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31,                 1996        1995        1994
---------------------------------------------------------------------------------
(in thousands of dollars)
INCOME
Premium and annuity considerations..........  $  641,183  $  710,442  $  771,547
Net investment income.......................     455,278     456,108     446,354
Other income................................       3,340      (5,632)     10,497
                                              ----------  ----------  ----------
 TOTAL INCOME...............................   1,099,801   1,160,918   1,228,398
                                              ----------  ----------  ----------
BENEFITS AND EXPENSES
Benefits paid to policyholders and benefi-
 ciaries....................................     816,583     859,798     766,598
Increase (decrease) in reserves and funds
 for payment of future life and annuity
 benefits...................................    (135,705)    (50,775)     54,380
Commissions.................................      37,487      38,044      45,579
Operating expenses..........................     110,194     116,673     124,920
Net transfers to separate accounts..........     125,532      86,944     128,773
                                              ----------  ----------  ----------
 TOTAL BENEFITS AND EXPENSES................     954,091   1,050,684   1,120,250
                                              ----------  ----------  ----------
 INCOME FROM OPERATIONS BEFORE DIVIDENDS AND
  FEDERAL INCOME TAXES......................     145,710     110,234     108,148
Dividends to policyholders..................      65,996      70,057      69,098
                                              ----------  ----------  ----------
 INCOME FROM OPERATIONS BEFORE FEDERAL IN-
  COME TAXES................................      79,714      40,177      39,050
Federal income tax expense (benefit)........      13,073     (52,442)        197
                                              ----------  ----------  ----------
 INCOME FROM OPERATIONS.....................      66,641      92,619      38,853
Net realized capital losses, net of taxes...      40,736      91,890      37,399
                                              ----------  ----------  ----------
 NET INCOME.................................      25,905         729       1,454
SURPLUS
Change in asset valuation reserve...........       5,749      28,728      29,060
Change in net unrealized capital gains and
 losses.....................................       5,433       2,395      (3,376)
Changes in accounting methods, net of taxes.     (14,773)      7,984          --
Other.......................................       2,526        (223)      8,618
                                              ----------  ----------  ----------
 TOTAL CONTRIBUTION TO SURPLUS..............      24,840      39,613      35,756
 Surplus, Beginning of Year.................     354,934     315,321     279,565
                                              ----------  ----------  ----------
 SURPLUS, END OF YEAR.......................  $  379,774  $  354,934  $  315,321
                                              ==========  ==========  ==========


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,                 1996        1995        1994
---------------------------------------------------------------------------------
(in thousands of dollars)
CASH PROVIDED
Net cash from operations:
 Premium and annuity considerations.......... $  642,997  $  708,301  $  767,017
 Net investment income.......................    429,532     439,508     420,917
 Other income................................     76,756      (2,511)     15,704
                                              ----------  ----------  ----------
                                               1,149,285   1,145,298   1,203,638
 Benefits to policyholders...................    816,297     871,983     750,019
 Commissions.................................     37,456      38,139      45,540
 Operating expenses and taxes................    107,115     152,907      96,050
 Net transfers to separate accounts..........    165,495      86,944     129,858
 Dividends to policyholders..................     69,204      69,804      70,246
 Net decrease in policy loans................    (12,884)    (15,202)    (22,361)
                                              ----------  ----------  ----------
  NET CASH FROM OPERATIONS...................    (33,398)    (59,277)    134,286
                                              ----------  ----------  ----------
Investments sold, matured or repaid:
 Bonds.......................................  1,079,993   1,410,126   1,038,593
 Stocks......................................     27,131      95,347     197,503
 Mortgage loans..............................    819,237     102,394      45,255
 Real estate and other invested assets.......     36,968      10,837      12,701
                                              ----------  ----------  ----------
  Total investments sold, matured or repaid..  1,963,329   1,618,704   1,294,052
Taxes on realized investment gains...........     (3,694)      3,253     (17,722)
Other cash provided..........................      5,852       4,275      10,035
                                              ----------  ----------  ----------
                                               1,965,487   1,626,232   1,286,365
                                              ----------  ----------  ----------
  TOTAL CASH PROVIDED........................  1,932,089   1,566,955   1,420,651
                                              ----------  ----------  ----------
CASH APPLIED
Cost of investments acquired:
 Bonds.......................................  1,916,791   1,357,008   1,218,880
 Stocks......................................     15,035      26,114     131,248
 Mortgage loans..............................     38,768     100,466      71,427
 Real estate and other invested assets.......     17,456       8,970      14,909
                                              ----------  ----------  ----------
  Total cost of investments acquired.........  1,988,050   1,492,558   1,436,464
Other cash applied...........................      5,469       6,231      24,452
                                              ----------  ----------  ----------
  TOTAL CASH APPLIED.........................  1,993,519   1,498,789   1,460,916
                                              ----------  ----------  ----------
Net change in cash and short-term invest-
 ments.......................................    (61,430)     68,166     (40,265)
Cash and short-term investments:
 Beginning of year...........................     75,962       7,796      48,061
                                              ----------  ----------  ----------
 END OF YEAR................................. $   14,532  $   75,962  $    7,796
                                              ==========  ==========  ==========

   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
(IN THOUSANDS OF DOLLARS)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

NATURE OF OPERATIONS

The Penn Mutual Life Insurance Company (the "Company"), is a mutual life insurance company which concentrates primarily in the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, yearly renewable term, universal life, variable life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career agents, independent agents, and independent marketing organizations. The Company sells its products in all fifty states and the District of Columbia.

BASIS OF PRESENTATION

The financial statements of the Company have been prepared in conformity with accounting principles prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (SAP). Prescribed SAP include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted SAP encompass all accounting practices that are not prescribed. These principles were considered to be in conformity with generally accepted accounting principles (GAAP) prior to the issuance of Financial Accounting Standards Board Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and other Enterprises," (FIN No. 40) and Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". Effective for fiscal years beginning after December 15, 1995, in accordance with FIN No. 40, the financial statements of mutual life insurance companies which are prepared on the basis of SAP can no longer be described as prepared in conformity GAAP. Therefore, as required by generally accepted auditing standards, the opinion expressed by our independent accountants on the 1995 and 1994 financial statements is different from that expressed in their previous report.

In financial statements prepared in conformity with SAP, the accounting treatment of certain items is different than for financial statements issued in conformity with GAAP. Significant differences include:

 . Policy acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are expensed when incurred; under GAAP, such costs are deferred and amortized over the expected premium paying period.

 . Premiums for universal life and investment-type products are recognized as revenue when due; under GAAP, they are accounted for as deposits and excluded from revenue.

 . Policy reserves are based on statutory mortality and interest requirements and without consideration of withdrawals and are reported net of reinsurance reserve credits; under GAAP, the reserves are based on expected investment yield, mortality and withdrawals and are reported gross of reinsurance reserve credits. Changes in reserves on account of change in valuation basis during the year are charged directly to surplus rather than reflected in the net gain from operations, as is the case under GAAP.

 . No provision is made for deferred income taxes; under GAAP, deferred taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements.

 . An asset valuation reserve (AVR) is established as a liability to offset potential investment losses and changes in the AVR are charged or credited to surplus; under GAAP, reserves are established for invested assets based on evaluation of impairment and are recorded through realized gains/(losses).

 . An interest maintenance reserve (IMR) is established as a liability to capture gains and losses, net of tax, on the sale of fixed maturities resulting from changes in the general level of interest rates; no such reserve is required under GAAP.

 . Investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

 . Certain assets, designated as nonadmitted, are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the statement of financial condition with appropriate valuation allowances.

-------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

 . Pension expense for the qualified noncontributory pension plan (Plan) is recognized when pension contributions are deductible for federal income tax purposes, rather than incurred over the service lives of employees participating in the Plan, as is the case under GAAP.

 . Postretirement benefits are recognized for vested employees and current retirees, rather than accruing an obligation over the service period for all eligible employees, as is the case under GAAP.

 .In accordance with Pennsylvania Insurance Laws and Regulations, the Company's subsidiaries are not consolidated for statutory filing purposes; under GAAP, majority-owned subsidiaries are consolidated.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

VALUATION OF INVESTMENTS

Bonds and stocks are carried in the accompanying Statements of Financial Condition at values prescribed by the NAIC. In general, bonds are stated at amortized cost, preferred stocks at cost and unaffiliated common stocks at market value. The Company's subsidiaries are carried on the equity basis with the net income from subsidiaries recorded in net investment income. Real estate is carried at cost less encumbrances and accumulated depreciation. Real estate acquired through foreclosure is recorded at the lower of cost or market value at the time of foreclosure. Real estate is depreciated using the straight-line method. Mortgage loans are carried at the unpaid principal amount, less any unamortized discount. Policy loans are stated at the unpaid principal balance less amounts unsecured by cash surrender and dividend accumulation values. Cash and short-term investments include cash on deposit and securities purchased with a maturity date of less than one year. Short-term investments are valued at cost, which approximates market. Other invested assets include joint venture real estate partnerships, which are valued on the equity basis, and venture capital limited partnerships, which are carried at market value. Certain assets which are considered to be non-admitted for statutory purposes have been excluded from the Statement of Financial Condition by a direct charge to surplus.

Financial instruments utilized to hedge the Company's assets are recorded using a valuation method consistent with the valuation method of the assets hedged. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in the Statements of Operations over the remaining life of the hedged securities. Changes in the market value of financial futures contracts used as hedges against market fluctuations of equity securities are reported as unrealized gains or losses. They are recognized as realized gains or losses when the hedged securities are sold.

Statutory accounting principles require insurance companies to hold an Asset Valuation Reserve (AVR) and an Interest Maintenance Reserve (IMR). The purpose of the AVR is to maintain consistent and prescribed valuation reserves for invested assets. Changes in the AVR are recorded directly to surplus. The purpose of the IMR is to defer recognition of realized gains and losses which result from interest rate movements and to amortize these gains and losses into income over the original expected life of the investment sold. Amortization of gains and losses included in the IMR are reflected as a component of net investment income.

Realized gains and losses are determined on the specific identification method and presented in the Statements of Operations net of taxes and excluding net gains and losses transferred to the IMR. Unrealized gains and losses are accounted for as direct increases or decreases to surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF FUTURE LIFE AND ANNUITY BENEFITS

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance are computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.5%. Reserves for annuity contracts are based principally on the 1949, 1971 and 1983 Individual Annuity Mortality Tables for individual annuities and the 1971 and 1983 Group Annuity Mortality Tables for group annuities and assumed interest rates ranging from 2.25% to 13.25%. Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported. Any adjustments

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)
that are made to the reserve balances are reflected in the Statements of Operations in the year in which such adjustments are made, with the exception of changes in valuation bases which are accounted for as a charge or credit to surplus.

REVENUE AND RELATED EXPENSE RECOGNITION

Premiums are recognized as income over the premium payment period of the related policies. Annuity considerations are recognized as income as they are received. Premium and annuity considerations are recorded net of reinsurance premiums. Benefits are reported net of the amounts received from reinsurers. Commissions and other expenses related to the acquisition of new policies are charged to operations as incurred.

FEDERAL INCOME TAXES

The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary's tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. In accordance with statutory accounting practices, no deferred taxes are provided for temporary differences between pre-tax accounting income and taxable income.

POLICYHOLDER DIVIDENDS

All insurance policies are participating. A liability for the dividends to be paid or credited to policyholders during the following calendar year is established at each year end. The amount of dividends to be paid is approved annually by the Board of Trustees.

SEPARATE ACCOUNTS

Separate Account assets and liabilities represent segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including certain of the Company's benefit plans. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The carrying value for Separate Account assets and liabilities approximates the estimated fair value of the underlying assets.

RECLASSIFICATIONS

Certain 1995 and 1994 amounts have been reclassified to conform with the 1996 presentation.

NOTE 2 - ACCOUNTING CHANGES:

During 1996, the Company changed its valuation basis for disability income and certain other contracts. The increase in reserves of $14,773, net of taxes, was taken as a direct charge to surplus.

The sections of the Internal Revenue Code (IRC) applicable to mutual life insurance companies require that mutual, but not stock, life insurance companies include the Differential Earnings Amount (DEA) in each year's taxable income. This amount is computed by multiplying the Company's average taxable equity base by a rate that represents the difference between stock and mutual companies' earnings rates. Under the IRC, the enacted DEA rate for the current year is an Internal Revenue Service (IRS) estimate and is recomputed in the following year to reflect the actual industry results.

Prior to 1995, the Company recorded its federal income tax expense for the DEA based on the enacted IRS rates for the current year along with any adjustment to the DEA related to the recomputation of the prior year's estimate. The portion of the Company's federal income tax expense associated with the DEA was recorded directly to surplus.

In 1995, the Company changed its method of accounting for the DEA to record the tax based on management's best estimate of the final DEA rates. The impact of this accounting change resulted in a $16,723 direct charge to surplus in 1995. In addition, in 1995 the Company began recording the portion of its federal income tax expense associated with the DEA in the Statement of Operations.

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

During 1995, the Company changed the reserve valuation bases for certain of its annuity products. These changes resulted in the release of $24,707 of policyholder reserves and a corresponding credit directly to surplus.

NOTE 3 - INVESTMENTS:

DEBT SECURITIES

The following summarizes the statement value and estimated fair value of the Company's investment in debt securities, including redeemable preferred stocks, as of December 31, 1996 and 1995.

                                                  DECEMBER 31, 1996
                                     -------------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                     STATEMENT  UNREALIZED UNREALIZED    FAIR
                                       VALUE      GAINS      LOSSES     VALUE
                                     ---------- ---------- ---------- ----------
United States Government...........  $   15,541  $    549   $    --   $   16,090
Other governmental units...........      34,451     1,601        --       36,052
Public utility.....................     415,874    28,379     2,020      442,233
Industrial and other...............   2,102,134   100,466     8,138    2,194,462
Mortgage and other asset-backed se-
 curities..........................   1,973,972    24,969    15,587    1,983,354
                                     ----------  --------   -------   ----------
                                      4,541,972   155,964    25,745    4,672,191
Redeemable preferred stocks........       3,575        --       266        3,309
                                     ----------  --------   -------   ----------
 TOTAL.............................  $4,545,547  $155,964   $26,011   $4,675,500
                                     ==========  ========   =======   ==========

                                                  DECEMBER 31, 1995
                                     -------------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                     STATEMENT  UNREALIZED UNREALIZED    FAIR
                                       VALUE      GAINS      LOSSES     VALUE
                                     ---------- ---------- ---------- ----------
United States Government...........  $   63,477  $  1,875   $    --   $   65,352
Other governmental units...........     103,090     2,893        --      105,983
Public utility.....................     509,120    51,946       347      560,719
Industrial and other...............   2,184,414   197,075    13,208    2,368,281
Mortgage and other asset-backed se-
 curities..........................     835,415    32,504     3,951      863,968
                                     ----------  --------   -------   ----------
                                      3,695,516   286,293    17,506    3,964,303
Redeemable preferred stocks........       3,964       --        237        3,727
                                     ----------  --------   -------   ----------
 TOTAL.............................  $3,699,480  $286,293   $17,743   $3,968,030
                                     ==========  ========   =======   ==========

The following summarizes the statement value and estimated fair value of debt securities as of December 31, 1996 by contractual maturity.

                                                                     ESTIMATED
                                                          STATEMENT     FAIR
                                                            VALUE      VALUE
                                                          ---------- ----------
Maturity:
 Within one year......................................... $  211,786 $  211,591
 After one year through five years.......................    621,748    631,662
 After five years through ten years......................    296,615    307,622
 After ten years through twenty years....................    435,475    478,638
 After twenty years......................................  1,002,376  1,059,324
 Mortgage and other asset-backed securities..............  1,973,972  1,983,354
                                                          ---------- ----------
                                                           4,541,972  4,672,191
Redeemable preferred stocks..............................      3,575      3,309
                                                          ---------- ----------
 TOTAL................................................... $4,545,547 $4,675,500
                                                          ========== ==========

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings and securities backed by credit card receivables, auto loans and home equity and manufactured housing loans. These securities follow a structured principal repayment schedule and are of high credit quality. These securities are rated investment grade, other than $60,547 in commercial mortgage-backed securities retained from the securitization of the Company's commercial mortgage loan portfolio. The mortgage and other asset-backed securities portfolio is presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 7.6 years.

During 1996, 1995 and 1994, proceeds from dispositions of investments in debt securities amounted to $1,079,993, $1,410,126, and $1,038,593, respectively. The gross gains realized on those dispositions were $13,794, $57,295 and $5,876, and the gross losses realized on those dispositions were $6,535, $10,069 and $27,348 during 1996, 1995 and 1994, respectively. Total net realized losses, net of taxes, transferred to the IMR in 1996 were $16,208. Total net realized gains, net of taxes, transferred to the IMR in 1995 were $32,211. Total net realized losses, net of taxes, transferred to the IMR, in 1994 were $14,089. Amortization of the IMR included in net investment income amounted to $1,160, $1,482 and $1,056 in 1996, 1995 and 1994, respectively.

The Company's investment portfolio of debt securities is comprised predominantly of investment grade securities. As of December 31, 1996 and 1995, debt securities totaling $168,313 and $100,013, respectively, were classified by the NAIC as less than investment grade. The Company did not hold any debt securities which were non-income producing for the preceding twelve months as of December 31, 1996 and 1995.

MORTGAGE LOANS

On August 29, 1996, the Company securitized the majority of its mortgage loan portfolio, by transferring mortgage loans with a principal value of $715,712 and a book value of $715,121 to a trust which qualifies as a REMIC (Real Estate Mortgage Investment Conduit) under the Internal Revenue Code. The trust issued sixteen classes of Commercial Mortgage Pass-Through Certificates with a total par value of $715,912. The certificates evidence the entire beneficial ownership interest in the trust. The cash flow from the mortgages will be used to repay the certificates over an average life of 4.28 years. The actual date on which the principal amount of the notes may be paid in full could be substantially earlier or later based on performance of the mortgages. The cash flows of the assets of the trust will be the sole source of payments on the notes. The Company has not guaranteed these certificates or the mortgage loans held by the trust. As a result of this transaction, the Company recognized a loss of $23,029 upon the transfer of the mortgages to the trust, representing the difference between the fair market value of the certificates and the book value of the mortgage loans transferred to the trust. This loss was deferred through the Interest Maintenance Reserve (IMR), net of related taxes, and will be amortized into income over the remaining life of the mortgages sold.

Included in the Company's bond portfolio are the highest quality classes of certificates with a par value of $655,055 and a fair market value of $672,643 at the time of the securitization, which the Company retained. The Company sold the lowest rated classes of certificates with a par value of $60,857 and a fair market value of $22,752.

The mortgage loans which were not included in the securitization were retained by the Company and had a book value of $152,480 and an estimated fair value of $140,691 on the date of the securitization. Loans which the Company intends to dispose of within a period of 6 to 24 months were written down to their estimated net realizable value. These loans had a book value of $83,428 and an estimated net realizable value of $67,642, which resulted in a credit-related realized loss of $15,786. The Company intends to hold mortgage loans with a book value of $69,052 on the date of the securitization, through their remaining terms. The Company has discontinued the origination of commercial mortgage loans.

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

The following summarizes the statement value of mortgage loans, by property type and geographic concentration, as of December 31, 1996 and 1995.

                                                                 1996     1995
                                                               -------- --------
Property Type
Office buildings.............................................. $ 40,243 $296,976
Retail........................................................   39,090  230,902
Dwellings.....................................................   33,539  223,192
Other.........................................................    4,174  209,622
                                                               -------- --------
 Total........................................................ $117,046 $960,692
                                                               ======== ========
Geographic Concentration
Northeast..................................................... $ 43,552 $328,397
Midwest.......................................................   17,539  358,203
South.........................................................   20,715  132,382
West..........................................................   35,240  139,979
Canada........................................................       --    1,731
                                                               -------- --------
 Total........................................................ $117,046 $960,692
                                                               ======== ========

The Company's investments at December 31, 1996 included $12,983 of mortgage loans delinquent over 60 days and no mortgage loans which were non-income producing for the preceding twelve months as of December 31, 1996. The Company's investments at December 31, 1995 included $27,295 of mortgage loans delinquent over 60 days, including $8,033 of mortgage loans which were non-income producing for the preceding twelve months as of December 31, 1995. The mortgage loan portfolio includes $7,110 and $19,928 of restructured mortgage loans as of December 31, 1996 and 1995, respectively. Restructured mortgage loans include commercial loans for which the basic terms, such as interest rate, amortization, maturity date, or collateral have been changed as a result of actual or anticipated delinquency. Restructures do not include mortgages refinanced prior to or upon maturity at or above current market terms.

REAL ESTATE

As of December 31, 1996 and 1995, accumulated depreciation on real estate amounted to $32,592 and $43,069, respectively. Depreciation expense on real estate totaled $5,769, $10,019 and $8,445 for the years ended December 31, 1996, 1995 and 1994, respectively. The Company's investments include $14,330 and $27,944 of foreclosed real estate as of December 31, 1996 and 1995, respectively. The statement value of the Company's largest real estate investment amounted to $49,923 and $54,858 as of December 31, 1996 and 1995, respectively. During 1996, the Company wrote down the statement value of this property by $16,000 to its current estimated fair value based on changes in future valuation assumptions. During 1995, the Company wrote down the statement value of this property by $76,500 to its estimated fair value at that date. This write down reflected the Company's determination that the value of the property was permanently impaired due in part to the notification by the major tenant that it did not intend to exercise lease extension options. In addition, as of 1995, the Company no longer intended to hold this property as a long-term investment.

NOTE 4 - RESERVES AND FUNDS FOR PAYMENT OF FUTURE LIFE AND ANNUITY BENEFITS:

The following summarizes the withdrawal characteristics of the Company's reserve and deposit funds as of December 31, 1996.

                                                                    STATEMENT
                                                                      VALUE
                                                                   -----------
Total policyholders' reserves and funds, including separate ac-
 count liabilities................................................ $ 6,173,292
Amounts not subject to discretionary withdrawal...................  (1,207,000)
                                                                   -----------
 Amounts subject to discretionary withdrawal...................... $ 4,966,292
                                                                   ===========

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

Of the total reserves and deposit funds which are subject to discretionary withdrawal, $1,958,656, which is net of applicable policy loans, may be withdrawn without the policyholder incurring surrender charges or market value adjustments to those funds.

NOTE 5 - FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK:

The following table summarizes the statement value and estimated fair value of the Company's financial instruments as of December 31, 1996 and 1995.

                                            1996                  1995
                                    --------------------- ---------------------
                                    STATEMENT  ESTIMATED  STATEMENT  ESTIMATED
                                      VALUE    FAIR VALUE   VALUE    FAIR VALUE
                                    ---------- ---------- ---------- ----------
FINANCIAL ASSETS:
Debt securities
 Bonds............................. $4,541,972 $4,672,192 $3,695,516 $3,964,303
 Redeemable preferred stocks.......      3,575      3,309      3,964      3,727
Equity securities
 Common stock--unaffiliated........        160        160      8,182      8,182
 Non-redeemable preferred stocks...      9,467     12,112     11,085     13,607
Mortgage loans
 Commercial........................    117,046    120,281    958,079  1,000,003
 Residential.......................         --         --      2,613      2,930
Policy loans.......................    409,344    387,562    422,865    405,721
Venture capital limited partner-
 ships.............................     37,792     37,792     30,325     30,325
Separate account assets............  1,225,038  1,225,038    911,683    911,683
FINANCIAL LIABILITIES:
Investment-type contracts
 Individual annuities..............  1,216,161  1,246,695 $1,248,138 $1,287,644
 Guaranteed investment contracts...    111,276    112,300    222,991    226,255
 Other group annuities.............    188,565    189,853    216,686    219,857
Dividends to policyholders payable
 in the following year.............     69,445     69,445     72,653     72,653
Separate account liabilities.......  1,225,038  1,225,038    905,960    905,960

The estimated fair values for the Company's investments in debt and equity securities are based on quoted market prices, where available. In situations where market prices are not readily available, primarily private placements, fair values are estimated using a formula pricing method based on fair values of securities with similar characteristics. The fair value of currently performing mortgage loans is estimated by discounting the cash flows associated with the investments, using an interest rate currently offered for similar loans to borrowers with similar credit ratings. Loans with similar credit quality, characteristics and time to maturity are aggregated for purposes of estimating fair value. Assumptions regarding credit risk, cash flows and discount rates are determined using the available market and borrower-specific information. The estimated fair value for non-performing loans is based on the estimated fair value of the underlying real estate, which is based on recent appraisals or other estimation techniques. The estimated fair value of policy loans is calculated by discounting estimated future cash flows using interest rates currently being offered for similar loans. Loans with similar characteristics are aggregated for purposes of estimating fair value. The statement values of cash and short-term investments and separate account assets approximate their fair values. The estimated fair value for venture capital limited partnerships is based on values determined by the partnerships' managing general partners. The resulting estimated fair values may not be indicative of the value negotiated in an actual sale.

The fair values of the Company's liabilities for individual annuities, guaranteed investment contracts and other group annuities are estimated by discounting the cash flows associated with the contracts, using an interest rate currently offered for similar contracts with maturities similar to those remaining for the contracts being valued. The statement value for certain of the other group annuities, totaling $34,803 and $43,490 as of December 31, 1996 and 1995, respectively, approximates the fair value due

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)
to the nature of the contracts. The statement values of dividends to policyholders payable in the following year and separate account liabilities approximate their fair values.

Currently, disclosure of estimated fair values is not required for all of the Company's assets and liabilities. Therefore, presentation of the estimated fair value of a significant portion of assets without a corresponding valuation of liabilities associated with insurance contracts can be misinterpreted. The continuing management of the relationship between the maturities of the Company's investments and the amounts due under insurance contracts reduces the Company's exposure to changing interest rates.

The Company is exposed to interest rate risk on its interest sensitive products. The Company's investment strategy is designed to minimize interest risk by managing the duration of both assets and liabilities and anticipated cash flows of the Company's assets and liabilities.

To minimize exposure and reduce risk from exchange and interest rate fluctuations in the normal course of business, the Company is party to financial instruments with off-balance-sheet risk. As of December 31, 1996 and 1995, the Company had interest rate swaps with aggregate notional amounts equal to $115,000, with average unexpired terms of 29 and 39 months, respectively. Interest rate swap agreements involve the exchange of fixed and floating rate interest payment obligations without an exchange of the underlying notional principal amounts. During the term of the swap, the net settlement amount is accrued as an adjustment to interest income. If the counterparty defaults, the Company is exposed only to the loss of the interest rate differential. If the positions were closed as of December 31, 1996 and 1995, the Company would have recognized gains of $7,605 and $12,880, respectively. The fair values for interest rate swaps and futures contracts are based on dealers' quotes and represent the estimated amount the Company would receive to terminate the contracts taking into account current interest rates and the creditworthiness of the counterparties, where appropriate.

In the normal course of business, the Company loans securities under arrangements in which collateral is obtained in amounts greater than the current market value of loaned securities. This collateral is held in the form of cash, cash equivalents or securities issued or guaranteed by the United States Government. The Company is at risk to the extent the value of loaned securities exceeds the value of the collateral obtained. The Company controls this risk by requiring collateral of the highest quality and requiring that additional collateral be deposited when the market value of loaned securities increases in relation to the collateral held or the value of the collateral decreases in relation to the value of the loaned securities. The Company had no loaned securities outstanding as of December 31, 1996 and 1995.

NOTE 6 - BENEFIT PLANS:

The Company maintains both qualified and non-qualified defined benefit plans as well as qualified defined contribution plans covering substantially all of its employees and full-time agents. The total pension expense related to these plans, including amounts allocated to the Company's subsidiaries, amounted to $8,310, $8,848 and $7,757 in 1996, 1995 and 1994, respectively.

DEFINED BENEFIT PLANS

The Company's expense and funding policy for the qualified defined benefit plan is to contribute an amount between the minimum required contribution and the maximum deductible amount in accordance with the Internal Revenue Code. The benefits for the plan are based on years of service and the employee's compensation prior to termination of employment.

The following summarizes the accumulated plan benefits, calculated using the projected unit credit method and plan net assets for the Company's qualified defined benefit plan as of December 31, 1996 and 1995.

                                                                 1996    1995
                                                                ------- -------
Actuarial present value of accumulated plan benefits:
 Vested........................................................ $32,572 $29,744
 Non-vested....................................................     935     763
                                                                ------- -------
  TOTAL........................................................ $33,507 $30,507
                                                                ======= =======
Net assets available for plan benefits......................... $37,938 $34,067
                                                                ======= =======

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

The actuarial present value of accumulated plan benefits was determined using a 7.5% and a 7.0% assumed discount rate for December 31, 1996 and 1995, respectively.

The Company also sponsors defined benefit plans for certain employees in excess of limits for qualified retirement plans. Pension assets are maintained in the Company's general account. As of December 31, 1996, the plans' total accumulated benefit obligation, determined in accordance with SFAS No. 87 and based on a 7.5% assumed discount rate amounted to $16,439. As of December 31, 1995, the plans' total accumulated benefit obligation, determined in accordance with SFAS No. 87 and based on an 7.0% assumed discount rate amounted to $17,609. The additional obligation for future salary increases was $1,899 and $2,539 as of December 31, 1996 and 1995, respectively.

DEFINED CONTRIBUTION PLANS

Defined contribution plan benefits are based on the participant's account balance. Designated contributions of up to 8% of each employee's annual compensation are eligible to be matched by the Company. As of December 31, 1996 and 1995, the estimated fair value of the defined contribution plans' assets was $134,778 and $126,378, respectively.

POSTRETIREMENT BENEFITS

The Company also provides certain health care and life insurance benefits (postretirement benefits) for retired employees. Substantially all employees become eligible for these benefits if they reach retirement age eligibility while working for the Company.

The Company accounts for the costs of postretirement benefits using an accrual method and is amortizing a transition obligation of $33,744 over 20 years. As of December 31, 1996 and 1995, the unamortized transition obligation was $26,996 and $28,683, respectively.

Postretirement benefit expense for the year ended December 31, 1996, 1995 and 1994 was $3,778, $4,426, and $4,346 respectively, which includes the expected cost of postretirement benefits for vested employees, interest cost, service cost, and amortization of the transition obligation and the unrecognized gains/(losses) on the obligation. The interest cost, service cost and amortization of the unrecognized gain on the obligation were $1,948, $590 and $447, respectively, for the year ended December 31, 1996. The interest cost and service cost were $2,471 and $268, respectively, for the year ended December 31, 1995. The interest cost and service cost were $2,366 and $293, respectively, for the year ended December 31, 1994. There was no unrecognized gain/(losses) on the obligation in 1995 and 1994. The Company made contributions to the plans of $2,107, $2,629 and $2,438 in 1996, 1995 and 1994, respectively, as claims were incurred.

As of December 31, 1996 and 1995, the unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $25,960 and $36,150, respectively. For December 31, 1996 the discount rate used in determining the accumulated postretirement benefit obligation was 7.5%, and the health care cost trend rate was 8.5%, graded to 5% over 8 years. For December 31, 1995, the discount rate used in determining the accumulated postretirement benefit obligation was 7.0%, and the health care cost trend rate was 9.0%, graded to 5.0% over 9 years.

The health care cost trend rate assumption has a significant effect on the amount reported. To illustrate, increasing the assumed health care cost trend rate by one percentage point in each year would increase the postretirement benefit obligation as of January 1, 1996 by $1,833 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for the year ended December 31, 1996 by $135.

NOTE 7 - FEDERAL INCOME TAXES:

The provision for federal income taxes is computed in accordance with the sections of the Internal Revenue Code applicable to mutual life insurance companies.

The taxable income reflected in the Company's federal tax return differs from statutory income as reflected in the accompanying Statements of Operations. Significant differences relate to the DEA, treatment of policy acquisition costs, differences in policy reserve valuation methods, and settled tax issues.

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

The IRS has examined the Company's income tax returns through the year 1990 and is currently examining years 1991 through 1994. Management believes that an adequate provision has been made for potential assessments.

In 1995, the Company settled various tax issues with the IRS, including an issue with the tax treatment of certain traditional life insurance policy updates. As a result of these settlements, the 1995 federal income tax expense was decreased in the Statement of Operations by approximately $57,000.

NOTE 8 - REINSURANCE:

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. The Company remains primarily liable as the direct insurer on all risks reinsured, and performs due diligence to ensure that amounts due from reinsurers are collectable. The table below includes the reinsurance amounts recorded in the accompanying financial statements, which are presented net of reinsurance activity.

                                                ASSUMED    CEDED TO
                                      GROSS    FROM OTHER   OTHER        NET
                                     AMOUNT    COMPANIES  COMPANIES    AMOUNT
                                   ----------- ---------- ---------- -----------
DECEMBER 31, 1996:
Life Insurance in-force..........  $26,822,820 $7,829,755 $5,517,369 $29,135,206
Premium and annuity considera-
 tions...........................      656,437     17,831     33,085     641,183
Reserves and funds for payment of
 future life and annuity bene-
 fits............................    5,942,388      3,945    320,167   5,626,166
DECEMBER 31, 1995:
Life Insurance in-force..........  $26,290,414 $7,668,076 $4,982,235 $28,976,255
Premium and annuity considera-
 tions...........................      724,188     19,762     33,508     710,442
Reserves and funds for payment of
 future life and annuity bene-
 fits............................    5,364,721      3,937    304,360   5,064,298

During 1994, the Company had gross premiums of $772,461, assumed premiums of $40,418 and ceded premiums of $41,332.

Under reinsurance agreements with The Penn Insurance and Annuity Company (PIA), a wholly-owned subsidiary, the Company has assumed and ceded certain risks. As a result of these reinsurance agreements with PIA, net life insurance in-force ceded to PIA totaled $327,897 and $342,694 as of December 31, 1996 and 1995, respectively. The Company reduced its reserves by $243,426 and $242,691 as of December 31, 1996 and 1995, respectively. Net premium and annuity considerations ceded to PIA were $11,620 and $11,056, which include an experience refund paid of $4,461 and $2,257 in 1996 and 1995, respectively. Net premium and annuity considerations assumed from PIA in 1994 were $10,069.

During 1995, PIA recaptured its single premium immediate annuity business which it had previously ceded entirely to the Company. The transaction resulted in the transfer of approximately $31,000 of invested assets and policyholder liabilities from the Company to PIA.

During 1995, the Company recaptured the portion of its disability income business that was previously reinsured under a quota share and excess reinsurance agreement with the Monarch Life Insurance Company ("Monarch"). As a result of this recapture, approximately $21,200 of cash and policyholder reserves were transferred to the Company from Monarch.

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

NOTE 9 - RELATED PARTIES:

The following summarizes the statement value of the Company's unconsolidated subsidiaries and affiliates as of December 31, 1996 and 1995:

                                                                1996     1995
                                                              -------- --------
Independence Square Properties, Inc. ........................ $108,817 $ 88,607
PIA..........................................................   82,102   65,601
Other affiliates.............................................   14,655   16,985
                                                              -------- --------
 TOTAL....................................................... $205,574 $171,193
                                                              ======== ========

The Company's unconsolidated subsidiaries had combined assets of $1,545,888 and $1,373,745, and combined liabilities of $1,340,314 and $1,202,552 as of December 31, 1996 and 1995, respectively. The Company records earnings from these subsidiaries through investment income. The majority of the earnings of $37,981, $23,642 and $24,311 for the years ended December 31, 1996, 1995 and
1994, respectively, relate to broker/dealer subsidiaries.

As of December 31, 1996 and 1995, bonds include notes receivable from subsidiaries of $27,304 and $31,130, respectively. Investment income on notes receivable from subsidiaries amounted to $1,989, $3,118 and $2,527 for 1996, 1995 and 1994, respectively.

NOTE 10 - COMMITMENTS AND CONTINGENCIES:

The Company and its subsidiaries are respondents in a number of proceedings, some of which involve extra-contractual damage in addition to other damages. In addition, insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments are not likely to have a material adverse effect on the financial position of the Company.

The Company has undertaken to its wholly-owned subsidiary, PIA, to provide sufficient financial support so that PIA will have adequate capital and surplus as required by applicable laws to meet its obligations to its policyholders under the terms of PIA's policies and contracts.

The Company, in the ordinary course of business, extends commitments relating to its investment activities. As of December 31, 1996, the Company had outstanding commitments totaling $13,079 relating to these investment activities. The fair value of these commitments approximates the face amount.

As of December 31, 1996, unused lines of credit available to the Company amounted to $40,000.

--------------------------------------------------------------------------------
APPENDIX A

--------------------------------------------------------------------------------
MINIMUM INITIAL PREMIUMS

  The following table shows for Insureds of varying ages, the minimum initial premium for a Policy with the Basic Death Benefit indicated. The table assumes the Insured will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

                                              BASIC               MINIMUM              BASE
      ISSUE AGE          SEX OF               DEATH               INITIAL             MONTHLY
      OF INSURED         INSURED             BENEFIT              PREMIUM             PREMIUM
---------------------------------------------------------------------------------------------
          25                M                $ 50,000             $ 48.00             $ 24.00
---------------------------------------------------------------------------------------------
          30                F                $ 75,000             $ 76.40             $ 38.20
---------------------------------------------------------------------------------------------
          35                M                $ 75,000             $108.40             $ 54.20
---------------------------------------------------------------------------------------------
          40                F                $100,000             $155.00             $ 77.50
---------------------------------------------------------------------------------------------
          45                M                $100,000             $227.86             $113.93
---------------------------------------------------------------------------------------------
          50                F                $100,000             $242.52             $121.26
---------------------------------------------------------------------------------------------
          55                M                $100,000             $376.16             $188.08
---------------------------------------------------------------------------------------------
          60                F                $ 75,000             $297.76             $148.88
---------------------------------------------------------------------------------------------
          65                M                $ 75,000             $491.62             $245.81
---------------------------------------------------------------------------------------------
          70                F                $ 50,000             $352.78             $176.39
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDIX B

--------------------------------------------------------------------------------
ADMINISTRATIVE SURRENDER CHARGES PER $1,000

           ATTAINED AGE OF INSURED                   CHARGE PER EACH $1,000 OF
               ON POLICY DATE                        INITIAL SPECIFIED AMOUNT
------------------------------------------------------------------------------
                     0-9                                       $1.00
------------------------------------------------------------------------------
                    10-19                                      $2.00
------------------------------------------------------------------------------
                    20-29                                      $3.00
------------------------------------------------------------------------------
                    30-39                                      $4.00
------------------------------------------------------------------------------
                    40-49                                      $5.00
------------------------------------------------------------------------------
                    50-59                                      $6.00
------------------------------------------------------------------------------
                   60-over                                     $7.00
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDIX C

--------------------------------------------------------------------------------
APPLICABLE PERCENTAGES

    ATTAINED AGE         PERCENTAGE         ATTAINED AGE         PERCENTAGE
--------------------------------------------------------------------------------
        0-40                250                  61                  128
--------------------------------------------------------------------------------
         41                 243                  62                  126
--------------------------------------------------------------------------------
         42                 236                  63                  124
--------------------------------------------------------------------------------
         43                 229                  64                  122
--------------------------------------------------------------------------------
         44                 222                  65                  120
--------------------------------------------------------------------------------
         45                 215                  66                  119
--------------------------------------------------------------------------------
         46                 209                  67                  118
--------------------------------------------------------------------------------
         47                 203                  68                  117
--------------------------------------------------------------------------------
         48                 197                  69                  116
--------------------------------------------------------------------------------
         49                 191                  70                  115
--------------------------------------------------------------------------------
         50                 185                  71                  113
--------------------------------------------------------------------------------
         51                 178                  72                  111
--------------------------------------------------------------------------------
         52                 171                  73                  109
--------------------------------------------------------------------------------
         53                 164                  74                  107
--------------------------------------------------------------------------------
         54                 157                75-90                 105
--------------------------------------------------------------------------------
         55                 150                  91                  104
--------------------------------------------------------------------------------
         56                 146                  92                  103
--------------------------------------------------------------------------------
         57                 142                  93                  102
--------------------------------------------------------------------------------
         58                 138                  94                  101
--------------------------------------------------------------------------------
         59                 134                  95                  100
--------------------------------------------------------------------------------
         60                 130
--------------------------------------------------------------------------------

PROSPECTUS -- MAY 1, 1997
FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICIES
--------------------------------------------------------------------------------

PENN MUTUAL VARIABLE LIFE ACCOUNT I
THE PENN MUTUAL LIFE INSURANCE COMPANY
PHILADELPHIA, PA 19172 . TELEPHONE (215) 956-8000
--------------------------------------------------------------------------------
This prospectus describes an individual flexible premium variable universal life insurance policy (the "Policy" or "Policies") offered by The Penn Mutual Life Insurance Company ("Penn Mutual"). The Policy is designed to provide lifetime insurance protection on the Insured named in the Policy and at the same time provide flexibility to vary the amount and timing of premiums and to change the amount of death benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy.
  You have the opportunity to allocate net premiums and Policy Value to one or more subaccounts of the Penn Mutual Variable Life Account I (the "Separate Account") and Penn Mutual's general account (the "Fixed Account"), within limits. The assets of each subaccount are invested in a corresponding fund (each, a "Fund," and together, the "Funds") of Penn Series Funds, Inc. ("Penn Series"), Neuberger & Berman Advisers Management Trust ("AMT"), American
Century Variable Portfolios, Inc. ("American Century Variable Portfolios"), Variable Insurance Products Fund ("VIP Fund"), Variable Insurance Products Fund II ("VIP Fund II") or Morgan Stanley Universal Funds, Inc. ("Morgan Stanley"). Each Fund is managed by the investment adviser shown below:


FUNDS                          MANAGERS
-----------------------------------------------------------------------------
PENN SERIES
  Growth Equity Fund           Independence Capital Management, Inc.
                               (a subsidiary of Penn Mutual)
  Value Equity Fund            OpCap Advisors
  Small Capitalization         OpCap Advisors
   Fund
  Emerging Growth Fund         Independence Capital Management, Inc./
                               Robertson Stephens Investment Management, Inc.
  Flexibly Managed Fund        T. Rowe Price Associates, Inc.
  International Equity         Vontobel USA Inc.
   Fund
  Quality Bond Fund            Independence Capital Management, Inc.
  High Yield Bond Fund         T. Rowe Price Associates, Inc.
  Money Market Fund            Independence Capital Management, Inc.
-----------------------------------------------------------------------------
AMT
  Limited Maturity Bond        Neuberger & Berman Management, Inc.
   Portfolio
  Balanced Portfolio           Neuberger & Berman Management, Inc.
  Partners Portfolio           Neuberger & Berman Management, Inc.
-----------------------------------------------------------------------------
AMERICAN CENTURY
 VARIABLE PORTFOLIOS
  Capital Appreciation
   Portfolio                   American Century Investment Management, Inc.
-----------------------------------------------------------------------------
VIP FUND
  Equity-Income Portfolio      Fidelity Management & Research Company
  Growth Portfolio             Fidelity Management & Research Company
-----------------------------------------------------------------------------
VIP FUND II
  Asset Manager Portfolio      Fidelity Management & Research Company
  Index 500 Portfolio          Fidelity Management & Research Company
-----------------------------------------------------------------------------
MORGAN STANLEY UNIVERSAL
 FUNDS, INC.
  Emerging Markets Equity
   (International)
   Portfolio                   Morgan Stanley Asset Management Inc.
-----------------------------------------------------------------------------

  The accompanying prospectuses for the Funds describe the Funds, including the risks of investing in the Funds, and provide other information on the Funds. This prospectus generally describes only those features of the Policy related to the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 14.
  You can select from two death benefit options available under the Policy: a level death benefit ("Specified Amount" or "Option 1") and an increasing death benefit ("Specified Amount Plus Policy Value" or "Option 2"). Penn Mutual guarantees that the death benefit will never be less than the Specified Amount (less any unrepaid policy loans and past due charges) so long as the Policy is in force.
  The Policy provides for a net cash surrender value that can be obtained by surrendering the Policy. Because this value is based on the performance of the Funds, to the extent of allocations to the Separate Account, there is no guaranteed net cash surrender value. If the net cash surrender value is insufficient to cover the charges due under the Policy, the Policy will lapse without value. However, Penn Mutual guarantees to keep the Policy in force during the first three policy years so long as the No-Lapse Premium requirement and other conditions have been met. The Policy also provides for policy loans and permits partial surrenders within limits.
  It may not be advantageous to replace existing insurance with the Policy. Within certain limits, you may return the Policy or convert it to a life insurance policy with benefits that do not vary with the investment results of a separate account.
THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION YOU SHOULD KNOW BEFORE DECIDING TO PURCHASE A POLICY. IT SHOULD BE RETAINED FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR EACH FUND. THE FUND PROSPECTUSES SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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PROSPECTUS CONTENTS

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DEFINITIONS OF TERMS........................................................   4
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SUMMARY AND DIAGRAM OF THE POLICY...........................................   5
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GENERAL INFORMATION ABOUT PENN MUTUAL, THE SEPARATE ACCOUNT AND THE FUNDS...   8
  The Penn Mutual Life Insurance Company....................................   8
  Penn Mutual Variable Life Account I.......................................   8
  The Funds.................................................................   8
  Substitution of Securities................................................  10
  Voting Rights.............................................................  10
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PREMIUMS AND ALLOCATIONS....................................................  11
  Applying for a Policy.....................................................  11
  Free Look Right to Cancel Policy..........................................  11
  Premiums..................................................................  11
  Premiums to Prevent Lapse.................................................  12
  Net Premium Allocations...................................................  12
  Crediting Premiums........................................................  13
  Transfers.................................................................  13
  Dollar Cost Averaging Program.............................................  13
  Asset Rebalancing.........................................................  14
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FIXED ACCOUNT...............................................................  14
  Fixed Account.............................................................  14
  Interest Credited on Policy Value in the Fixed Account....................  15
  Calculating Fixed Account Value...........................................  15
  Deductions, Surrenders and Transfers from the Fixed Account...............  15
  Payments from the Fixed Account...........................................  15
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CHARGES AND DEDUCTIONS......................................................  15
  Premium Charge............................................................  15
  Daily Mortality and Expense Risk Charge...................................  16
  Monthly Deduction.........................................................  16
  Transfer Charge...........................................................  17
  Surrender Charges.........................................................  17
  Partial Surrender Charge..................................................  19
  Fund Expenses.............................................................  19
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HOW YOUR POLICY VALUES VARY.................................................  19
  Determining the Policy Value..............................................  19
  Net Policy Value..........................................................  20
  Cash Surrender Value......................................................  20
  Net Cash Surrender Value..................................................  20
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DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT...............................  20
  Amount of Death Benefit...................................................  20
  Basic Death Benefit and Specified Amount Options..........................  20
  Initial Specified Amount and Option.......................................  21
  Changes in Specified Amount Option........................................  21
  Changes in Specified Amount...............................................  21
  Selecting and Changing the Beneficiary....................................  21
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CASH BENEFITS...............................................................  22
  Policy Loans..............................................................  22
  Surrendering the Policy for Net Cash Surrender Value......................  22
  Partial Surrenders........................................................  23
  Maturity Benefit..........................................................  23
  Payment Options...........................................................  23


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ILLUSTRATIONS OF POLICY VALUES, NET CASH SURRENDER VALUES, DEATH BENEFITS
 AND ACCUMULATED PREMIUMS..................................................  23
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OTHER POLICY BENEFITS AND PROVISIONS.......................................  29
  Right to Convert to a Fixed Benefit Policy...............................  29
  Dividends................................................................  29
  Limits on Our Rights to Contest the Policy...............................  29
  Changes in the Policy or Benefits........................................  29
  When Proceeds Are Paid...................................................  29
  Reports to Policy Owners.................................................  30
  Assignment...............................................................  30
  Reinstatement............................................................  30
  Supplemental Benefits....................................................  30
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TAX CONSIDERATIONS.........................................................  31
  Introduction.............................................................  31
  Tax Status of the Policy.................................................  31
  Tax Treatment of Policy Benefits.........................................  32
  Possible Charge for Penn Mutual's Taxes..................................  33
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OTHER INFORMATION ABOUT THE POLICIES AND PENN MUTUAL.......................  33
  Sale of the Policies.....................................................  33
  Board of Trustees........................................................  34
  Senior Officers..........................................................  35
  State Regulation.........................................................  35
  Additional Information...................................................  35
  Experts..................................................................  36
  Litigation...............................................................  36
  Legal Matters............................................................  36
  Financial Statements.....................................................  36
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APPENDICES
  A--Sample Minimum Initial Premiums....................................... A-1
  B--Sample Maximum Surrender Charge Premiums Per $1,000 of Initial
      Specified Amount..................................................... B-1
  C--Administrative Surrender Charges Per $1,000........................... C-1
  D--Applicable Percentages................................................ D-1

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THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE PROSPECTUSES OF THE FUNDS OR THEIR RESPECTIVE STATEMENTS OF ADDITIONAL INFORMATION.

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DEFINITIONS OF TERMS

  ACCOUNT: A Subaccount of the Separate Account or the Fixed Account. ATTAINED AGE: The Insured's age on the Policy Date, plus the number of full years since the Policy Date.
  BASIC DEATH BENEFIT: Specified Amount or Specified Amount Plus Policy Value, depending on the option selected. See page 20.
  BENEFICIARY: The person to whom the Death Benefit is paid.
  CASH SURRENDER VALUE: Policy Value less any surrender charges that would be deducted if the Policy were surrendered. See page 20.
  DEATH BENEFIT: The amount of money payable to the Beneficiary if the Insured dies while the Policy is in force. The calculation of the Death Benefit is described on page 20.
  FIXED ACCOUNT: An account consisting of assets owned by Penn Mutual with respect to the Policies, other than those in the Separate Account.
  INDEBTEDNESS: The total amount owed Penn Mutual as a result of Policy loans, including both principal and accrued interest.
  INITIAL SPECIFIED AMOUNT: The Specified Amount on the Policy Date.
  INSURED: The person whose life is covered by the Policy.
  ISSUE DATE: The date the Policy is issued. A Policy is issued after completion of underwriting. If the initial premium is received at our Office and invested before underwriting has been completed, the Issue Date will be later than the Policy Date. In that case, once issued, Policy coverage is retroactive to the Policy Date. The Issue Date is used to measure contestability periods. See page 29.
  MATURITY DATE: The Policy Anniversary nearest the Insured's 95th birthday. MAXIMUM SURRENDER CHARGE PREMIUM: An amount calculated separately for each Policy based on the Initial Specified Amount. It is used to determine the surrender charge assessable if the Policy is surrendered during the first 11 Policy Years. The Maximum Surrender Charge Premium for any Policy is not more than the first year No-Lapse Premiums. See Appendix B.
  MONTHLY ANNIVERSARY: The same day as the Policy Date for each succeeding month, except that, if the Policy Date is the 29th, 30th or 31st of a month, the Monthly Anniversary is deemed to be the first of the following month. The Monthly Deduction is deducted on each Monthly Anniversary.
  NET CASH SURRENDER VALUE: Net Policy Value less any applicable surrender charge that would be deducted upon surrender. See page 20.
  NET POLICY VALUE: Policy Value less any Indebtedness.
  NET PREMIUM: A premium minus the premium charge. See page 15.
  NO-LAPSE PREMIUM: An amount used to measure premiums paid during the first three Policy Years for purposes of the Three-Year Guarantee. See page 12.
  OFFICE: Operations Offices, 600 Dresher Road, Horsham, PA, 19044.
  OWNER, YOU: The person who purchases a Policy.
  PENN MUTUAL, WE, US: The Penn Mutual Life Insurance Company.
  POLICY ANNIVERSARY: An anniversary of the Policy Date.
  POLICY DATE: The date from which Policy Years and Monthly Anniversaries are measured.
  POLICY LOAN ACCOUNT: A portion of the Policy Value held in the Fixed Account as collateral for policy loans. See page 22.
  POLICY VALUE: The total amount in the Accounts credited to a Policy. Calculation of the Policy Value is described on page 19.
  POLICY YEAR: The year commencing with the Policy Date and ending on the day before the first Policy Anniversary, or any following year commencing with a Policy Anniversary and ending on the day before the next Policy Anniversary.
  SEPARATE ACCOUNT: Penn Mutual Variable Life Account I, a separate investment account of The Penn Mutual Life Insurance Company.
  SPECIFIED AMOUNT: A dollar amount used to determine the death benefit under a Policy. See page 20.
  SUBACCOUNT: A division of the Separate Account established to invest in a particular Fund and available for investment under the Policies.
  SURRENDER CHARGE PREMIUM: An amount used to determine the sales charge deducted on surrender of the Policy. See page 17.
  VALUATION DATE: Each day the New York Stock Exchange and our Office are open for business.
  VALUATION PERIOD: A period commencing with the close of business on the New York Stock Exchange and ending at the close of business on the New York Stock Exchange for the next succeeding Valuation Date.

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SUMMARY AND DIAGRAM OF THE POLICY

THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION AND DIAGRAM OF THE POLICY SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICY IN THIS PROSPECTUS ASSUMES THAT THE POLICY IS IN FORCE AND THERE IS NO OUTSTANDING INDEBTEDNESS.

  The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, the Owner of a Policy pays premiums for insurance coverage on the person insured. Also like fixed-benefit life insurance, the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime. As with fixed-benefit life insurance, the Net Cash Surrender Value during the early Policy Years may be substantially lower than the premiums paid.
  However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit of a Policy may, and the Policy Value will, increase or decrease to reflect the investment performance of the Subaccounts to which Policy Value is allocated. Also, there is no guaranteed minimum Net Cash Surrender Value. Nonetheless, Penn Mutual guarantees to keep the Policy in force during the first three Policy Years so long as the No-Lapse Premium requirement has been met and Indebtedness is not excessive. See "Three-Year Guarantee," page 12. Otherwise, if the Net Cash Surrender Value is insufficient to pay charges due, the Policy will lapse without value after a grace period. See "Premiums to Prevent Lapse," page 12.
  The most important features of the Policy, such as charges, cash benefits, death benefits, and calculation of Policy values, are summarized in the diagram on the following pages.
  PURPOSE OF THE POLICY. The Policy is designed to be a long-term investment providing significant insurance benefits. The Policy should be considered in conjunction with other insurance policies owned by the Owner. It may not be advantageous to replace existing insurance policies with the Policy.
  TAX CONSIDERATIONS. Penn Mutual intends for the Policy to satisfy the definition of a life insurance contract under section 7702 of the Internal Revenue Code. Under certain circumstances, a Policy could be treated as a "modified endowment contract." Penn Mutual will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see page 31.
  FREE LOOK RIGHT TO CANCEL AND CONVERSION RIGHT. For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a full refund of the initial premium paid. See "Free Look Right to Cancel Policy," page 11. Until the end of this limited period, Net Premiums paid will be invested in the Subaccount investing in the Penn Series Money Market Fund. (See "Net Premium Allocations," page 12.) At any time within the first 24 Policy Months, you may convert your Policy to a flexible premium (non-variable) adjustable life insurance policy. See "Right to Convert to a Fixed Benefit Policy," page 29.
  OWNER INQUIRIES. If you have any questions, you may write to us (The Penn Mutual Life Insurance Company, Philadelphia, PA, 19172) or call us (1-800-523-
0650).

                               DIAGRAM OF POLICY


                                PREMIUM PAYMENTS

                 . You select a payment plan but are not
                   required to pay premiums according to
                   the plan. You can vary the amount and
                   frequency and can skip planned premiums.
                   See page 11 for rules and limits.

                 . Minimum initial premium and planned
                   premium depend on the Insureds' age, sex and underwriting class, Specified Amount selected, and any supplemental riders.
                   See Appendix A for sample minimum
                   initial premiums.

                 . Unplanned premiums may be made, within
                   limits. See page 11.

                 . Under certain circumstances, extra
                   premiums may be required to prevent
                   lapse. See page 12.

                                       \/


                            DEDUCTIONS FROM PREMIUMS

           . For sales load (4.0% of premiums; currently reduced to 2.25% of premiums paid in excess of the Maximum
             Surrender Charge Premium).

           . For state premium tax (2.5% of premiums). See page
             15.

                                       \/


                                  NET PREMIUMS

 . You direct the allocation of Net Premiums among 14 Subaccounts of the Separate Account and the Fixed Account (the "Accounts"). See page 12 for rules and limits on Net Premium allocations.

 . The Subaccounts invest in corresponding portfolios ("Funds") of Penn
   Series Funds, Inc. ("Penn Series"), Neuberger & Berman Advisers Management Trust ("AMT"), American Century Variable Portfolios, Inc. ("American Century Variable Portfolios"), Variable Insurance Products Fund ("VIP Fund"), Variable Insurance Products Fund II ("VIP Fund II") and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley"). See page 8. Funds available are:

      Penn Series - Growth Equity Fund           AMT - Limited Maturity Bond Portfolio
      Penn Series - Value Equity Fund            AMT - Balanced Portfolio
      Penn Series - Small Capitalization Fund    AMT - Partners Portfolio
      Penn Series - Emerging Growth Fund         TCI Portfolio - TCI Growth
      Penn Series - Flexibly Managed Fund        VIP Fund - Equity-Income Portfolio
      Penn Series - International Equity Fund    VIP Fund - Growth Portfolio
      Penn Series - Quality Bond Fund            VIP Fund II - Asset Manager Portfolio
      Penn Series - High Yield Bond Fund         VIP Fund II - Index 500 Portfolio
      Penn Series - Money Market Fund            Morgan Stanley - Emerging Markets Equity (International) Portfolio


 . Interest is credited on amounts allocated to the Fixed Account at a minimum guaranteed rate of 4%. See page 14 for rules and limits on Fixed Account allocations.

                                       \/


                             DEDUCTIONS FROM ASSETS

 . Monthly Deduction for cost of insurance, administrative expenses, and charges for any supplemental benefits. Administrative expenses are currently $9.00 per month the first Policy Year, $5.00 per month thereafter, plus for the first 12 months after the Policy Date, and for the 12 policy months following an increase in Specified Amount, a $0.10 charge per $1,000 of the Initial Specified Amount or the increase. See page 16.

 . Daily charge at an annual rate of 0.90% (currently reduced to 0.60% after the 15th Policy Year) from Policy Value in the Subaccounts for mortality and expense risks. See page 16. This charge is not deducted from Fixed Account Value.

 . Investment advisory fees and other fund expenses are deducted from the assets of each Fund. See page 19.

                                       \/

                                  POLICY VALUE

 . Is the amount in the Accounts credited to your Policy. It is equal to Net Premiums, as adjusted each Valuation Date to reflect Subaccount investment experience, interest credited on Fixed Account Value, charges deducted and other policy transactions (such as transfers and partial surrenders). See page 19.

 . Varies from day to day. There is no minimum guaranteed Policy Value. The
   Policy may lapse if the Net Cash Surrender Value is insufficient to cover the Monthly Deduction then due. See page 12.

 . Policy Value can be transferred among the Accounts. See page 13 for rules and limits. Policy loans reduce the amount available for allocations and transfers.

 . Dollar cost averaging and asset rebalancing programs are available. See page 13.

 . Policy Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value, Net Cash Surrender Value, Net Policy Value and the Basic Death Benefit used to determine benefits.

                \/                                        \/


                                 CASH BENEFITS

 . Loans may be taken for amounts up to 90% of Cash Surrender Value, at a net interest rate of 1.0%. Currently, the net interest rate is 0.25% after the first 10 Policy Years. See page 22 for rules and limits.

 . Partial surrenders generally can be made up to four times a Policy Year provided there is sufficient remaining Net Cash Surrender Value. An administrative charge of the lesser of $25 or 2% of the surrender amount requested will apply. See page 22 for rules and limits.

 . The Policy may be surrendered in full at any time for its Net Cash Surrender
   Value. A declining sales load charge of up to 25% of the Maximum Surrender Charge Premium (not more than the first year No-Lapse Premiums) will apply to a full surrender made during the first 11 Policy Years. In addition, a declining administrative charge will apply to a full surrender made during the first 11 Policy Years or the 11 years following an increase in Specified Amount. See page 17.

 . Payment options available. See page 23.

                                DEATH BENEFITS

 . Income tax free to Beneficiary.

 . Available as lump sum or under a variety of payment options.

 . Minimum Basic Death Benefit ("Specified Amount") of $50,000.

 . Two Specified Amount options available: Specified Amount Option 1 (level Basic
  Death Benefit) and Specified Amount Plus Policy Value Option 2 (increasing Basic Death Benefit). See page 20.

 . Flexibility to change Specified Amount option and change Specified Amount. See page 21 for rules and limits.

 . Supplemental benefits available by rider. See page 30.

GENERAL INFORMATION ABOUT PENN MUTUAL, THE SEPARATE ACCOUNT AND THE FUNDS

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THE PENN MUTUAL LIFE INSURANCE COMPANY

  Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We are authorized to sell insurance in all 50 states and the District of Columbia. Our corporate headquarters are located at The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172, and our operations offices are located at 600 Dresher Road, Horsham, Pennsylvania, 19044.

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PENN MUTUAL VARIABLE LIFE ACCOUNT I

  We established Penn Mutual Variable Life Account I (the "Separate Account") as a separate investment account under Pennsylvania law on January 27, 1987. It is used to support the Policies as well as other variable life insurance policies, and for other purposes permitted by law. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts, of which Penn Mutual Variable Life Account I is registered with the SEC.
  We own the assets in the Separate Account. The Separate Account is divided into Subaccounts. The Subaccounts available under the Policies invest in shares of a specific Fund of Penn Series Funds, Inc. ("Penn Series"), Neuberger & Berman Advisers Management Trust ("AMT"), American Century Variable Portfolios, Inc. ("American Century Variable Portfolios") (formerly TCI Portfolios, Inc.), Variable Insurance Products Fund ("VIP Fund"), Variable Insurance Products Fund II ("VIP Fund II") and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley"). The Separate Account includes other Subaccounts which are not available under the Policy and are not otherwise discussed in this prospectus.
  Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against the Subaccount without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

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THE FUNDS

  Penn Series, AMT, American Century Variable Portfolios, VIP Fund, VIP Fund II and Morgan Stanley are each registered with the SEC as a diversified open-end management investment company under the 1940 Act. Each is a series-type mutual fund made up of different series or funds ("Funds"). The investment objectives of each of the Funds in which Subaccounts invest is set forth below. There is, of course, no assurance that these objectives will be met.
  PENN SERIES - GROWTH EQUITY FUND - seeks long-term growth of capital and increase of future income by investing primarily in common stocks of well-established growth companies.
  PENN SERIES - VALUE EQUITY FUND - seeks to maximize total return (capital appreciation and income) primarily by investing in equity securities of companies believed to be undervalued considering such factors as assets, earnings, growth potential and cash flows.
  PENN SERIES - SMALL CAPITALIZATION FUND - seeks capital appreciation through investment in a diversified portfolio of securities consisting primarily of equity securities of companies with market capitalization of under $1 billion.
  PENN SERIES - EMERGING GROWTH FUND - seeks capital appreciation through investing primarily in commons stocks of emerging growth companies with above-average growth prospects.
  PENN SERIES - FLEXIBLY MANAGED FUND - seeks to maximize total return (capital appreciation and income) by investing in common stocks, other equity securities, corporate debt securities, and/or short-term reserves, in proportions considered appropriate in light of the availability of attractively valued individual securities and current and expected economic and market conditions.
  PENN SERIES - INTERNATIONAL EQUITY FUND - seeks to maximize capital appreciation by investing in a carefully selected diversified portfolio consisting primarily of equity securities. The investments will consist principally of equity securities of European and Pacific Basin countries.
  PENN SERIES - QUALITY BOND FUND - seeks the highest income over the long term consistent with the preservation of principal by investing primarily in marketable investment-grade debt securities.

  PENN SERIES - HIGH YIELD BOND FUND - seeks high current income by investing primarily in a diversified portfolio of long term high-yield fixed income securities in the medium to lower quality ranges; capital appreciation is a secondary objective; such securities, which are commonly referred to as "junk" bonds, generally involve greater risks of loss of income and principal than higher rated securities.
  PENN SERIES - MONEY MARKET FUND - seeks to preserve capital, maintain liquidity and achieve the highest possible level of current income consistent therewith, by investing in high quality money market instruments; an investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
  AMT - LIMITED MATURITY BOND PORTFOLIO - seeks the highest current income consistent with low risk to principal and liquidity; as a secondary objective, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal; investments are made by investing all of its net investable assets in a series of Advisers Managers Trust (a diversified open-end management investment company) with identical investment objective, policies and limitations; the underlying series pursues objectives primarily by investing in a diversified portfolio of limited maturity debt securities.
  AMT - BALANCED PORTFOLIO - seeks long-term capital growth and reasonable current income without undue risk to principal through investment in common stocks and debt securities; investments are made by investing all of its net investable assets in a series of Advisers Managers Trust (a diversified open-end management investment company) with identical investment objective, policies and limitations; as to the underlying series, it is anticipated that normally 60% of total assets will be invested in common stocks and remaining assets will be invested in debt securities; at least 25% of the Series assets will be invested in fixed income senior securities.
  AMT - PARTNERS PORTFOLIO - seeks capital growth by investing primarily in common stocks of established companies, using the value oriented investment approach. Neuberger & Berman reserves the right to make changes in the investment objectives, but will notify shareholders thirty days in advance of any proposed material change.
  AMERICAN CENTURY VARIABLE PORTFOLIOS - CAPITAL APPRECIATION PORTFOLIO (FORMERLY GROWTH PORTFOLIO) - seeks capital growth by investing in common stocks (including securities convertible into common stocks) and other securities that meet certain fundamental and technical standards of selection and, in the opinion of the Fund's management, have better than average potential for appreciation; the Fund intends to stay fully invested in such securities.
  VIP FUND - EQUITY - INCOME PORTFOLIO - seeks reasonable income by investing primarily in income-producing equity securities; in choosing these securities, the Fund will also consider the potential for capital appreciation; the Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.
  VIP FUND - GROWTH PORTFOLIO - seeks to achieve capital appreciation; the Fund normally purchases common stocks, although its investments are not restricted to any one type of security; capital appreciation may also be found in other types of securities, including bonds and preferred stocks.
  VIP FUND II - ASSET MANAGER PORTFOLIO - seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.
  VIP FUND II - INDEX 500 PORTFOLIO - seeks to match the total return of the S&P 500 while keeping expenses low. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange.
  MORGAN STANLEY - EMERGING MARKETS EQUITY (INTERNATIONAL) PORTFOLIO - seeks long term capital appreciation by investing primarily in equity securities of emerging market country issuers. The Portfolio will focus on economies which are developing strongly and in which the markets are becoming more sophisticated.

  Each Fund sells and redeems its shares at net asset value without any sales charge. Any dividend from net investment income or distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund.
  INDEPENDENCE CAPITAL MANAGEMENT, INC. ("Independence Capital Management"), of Horsham, Pennsylvania, serves as investment adviser to the Penn Series Growth Equity, Emerging Growth, Quality Bond and Money Market Funds.
  T. ROWE PRICE ASSOCIATES, INC. ("Price Associates"), of Baltimore, Maryland, serves as investment adviser to the Penn Series Flexibly Managed Fund and the Penn Series High Yield Bond Fund.
  OPCAP ADVISORS ("OPCAP") (formerly Quest for Value Advisors), of New York, New York, serves as investment adviser to the Penn Series Value Equity and the Penn Series Small Capitalization Fund.

  VONTOBEL USA INC. ("Vontobel"), of New York, New York, is the investment adviser to the Penn Series International Equity Fund.
  ROBERTSON STEPHENS INVESTMENT MANAGEMENT, INC., San Francisco, California, is investment sub-adviser to the Penn Series Emerging Growth Fund.
  NEUBERGER & BERMAN MANAGEMENT INCORPORATED ("N&B Management") of New York, New York, is the investment adviser to each series of Advisers Managers Trust underlying the AMT Limited Maturity Bond Portfolio, the AMT Balanced Portfolio and the AMT Partners Portfolio.
  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("American Century") of Kansas City, Missouri, is the investment adviser to Capital Appreciation Portfolio.
  FIDELITY MANAGEMENT & RESEARCH CORPORATION ("FMR") of Boston, Massachusetts, is the investment adviser to VIP Fund's Equity Income Portfolio and Growth Portfolio and VIP Fund II's Asset Manager Portfolio and Index 500 Portfolio. FMR utilizes the services of two subsidiaries on a sub-advisory basis for foreign securities investments for the Asset Manager Portfolio. These subsidiaries are Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc.
  MORGAN STANLEY ASSET MANAGEMENT INC. ("Morgan Stanley") of New York, New York, is the investment adviser to Morgan Stanley Universal Funds' Emerging Markets Equity (International) Portfolio.
  Further information about the Funds is contained in the accompanying prospectuses, which you should read in conjunction with this prospectus.
  We have entered into agreements with Penn Series, AMT, American Century Variable Portfolios, VIP Fund, VIP Fund II and Morgan Stanley governing the Separate Account's investment in those Funds. Under the agreement with American Century Variable Portfolios, the adviser to the American Century Variable Portfolios compensates Penn Mutual for certain administrative services provided by Penn Mutual.
  The shares of Penn Series, AMT, American Century Variable Portfolios, VIP Fund, VIP Fund II and Morgan Stanley are sold not only to the Separate Account, but to other separate accounts of Penn Mutual that fund benefits under variable annuity policies. The shares of AMT, American Century Variable Portfolios, VIP Fund, VIP Fund II and Morgan Stanley are also sold to separate accounts of other insurance companies and, in the case of AMT, also directly to qualified pension and retirement plans. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity policy separate accounts (and also qualified pension and retirement plans with respect to AMT) to invest in the same underlying mutual fund. Although neither we nor Penn Series, AMT, American Century Variable Portfolios, VIP Fund, VIP Fund II or Morgan Stanley currently perceives or anticipates any such disadvantage, the Boards of Directors of Penn Series, American Century Variable Portfolios and Morgan Stanley, respectively, and the Boards of Trustees of AMT, VIP Fund and VIP Fund II, respectively, will monitor events to determine whether any material conflict between variable annuity policyowners and variable life policyowners (and also qualified pension and retirement plans with respect to AMT) arises.
  Material conflicts could result from such things as: (1) changes in state insurance laws; (2) changes in federal income tax law; (3) changes in the investment management of any Fund of Penn Series, AMT, American Century Variable Portfolios, VIP Fund, VIP Fund or Morgan Stanley, respectively; or (4) differences between voting instructions given by variable annuity policyowners and those given by variable life policyowners. In the event of a material irreconcilable conflict, we will take the steps necessary to protect our variable life and variable annuity policyowners. This could include discontinuance of investment in a Fund.

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SUBSTITUTION OF SECURITIES

  If investment in a Subaccount should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another subaccount or insurance company separate account is in the interest of Owners, we may substitute another subaccount or insurance company separate account. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

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VOTING RIGHTS

  We are the legal owner of shares held by the Subaccounts and as such have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Subaccounts. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

  To obtain voting instructions from Owners, before a meeting we will send Owners voting instruction material, a voting instruction form and any other related material. The number of shares held by each Subaccount for which an Owner may give voting instructions is currently determined by dividing the portion of the Owner's Policy Value in the Subaccount by the net asset value of one share of the applicable Fund. Fractional votes will be counted. The number of votes for which an Owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares held by a Subaccount for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.
  We may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise Owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

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PREMIUMS AND ALLOCATIONS

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APPLYING FOR A POLICY

  If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents. You also must pay an initial premium at least equal to the minimum required. See "Premiums," below. Your premium can be submitted with the application or at a later date, but Policy coverage will not become effective until the initial premium in good order is received at our Office.
  We require satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, we will issue a Policy covering an Insured up to age 70 if evidence of insurability satisfies our underwriting rules. We may, in our sole discretion, issue a Policy covering an Insured over age 70. Acceptance of an application depends on our underwriting rules, and we reserve the right to reject an application for any reason.

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FREE LOOK RIGHT TO CANCEL POLICY

  You may cancel your Policy for a refund of premium during your "free-look" period. This period expires 10 days after you receive your Policy, 45 days after your application is signed, or 10 days after we mail or deliver a Notice of Right of Withdrawal, whichever is latest. If you decide to cancel the Policy, you must return it by mail or delivery to us or to our authorized agent who sold it. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. We will refund premiums paid within seven days after we receive the Policy.

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PREMIUMS

  The minimum initial premium required depends on a number of factors, such as the age, sex and rate class of the proposed Insured, the desired Specified Amount, any supplemental benefits and the planned premiums you propose to make. The initial premium must be at least equal to two No-Lapse Premiums. See "Planned Premiums," below. Sample minimum initial premiums are shown in Appendix A.
  Additional premiums may be paid in any amount and at any time, subject to the following limits. First, a premium must be at least $25 and must be sent to our Office. We may require satisfactory evidence of insurability before accepting any premium which results in an increase in the net amount at risk (defined on page 16).
  Second, we reserve the right to limit total premiums paid in a Policy Year to the planned premiums selected (see "Planned Premiums," below). In addition, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We will refund any portion of any premium which is determined to be in excess of the premium limit established by law to qualify a Policy as a policy for life insurance. (The amount refunded will be the excess premium plus any gain attributable to the excess premium.) In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code. See "Tax Considerations," page 31.
  Lastly, no premium will be accepted after the Maturity Date.
  PLANNED PREMIUMS. When applying for a Policy, you select a plan for paying level premiums at specified intervals, e.g., monthly, semi-annually or annually, until the Maturity Date. You are not required to pay premiums in accordance with this plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount and frequency of planned premiums whenever you want by sending written notice to our Office. However, we reserve the right to limit the amount of a premium or the total premiums paid, as discussed above. We will send you reminder notices for planned premiums, unless you have arranged to pay planned premiums by pre-authorized check.
  THREE-YEAR GUARANTEE. We guarantee that a Policy will remain in force during the first three Policy Years, regardless of the sufficiency of the Net Cash Surrender Value, if the total premiums paid less any partial surrenders is greater than or equal to the No-Lapse Premium multiplied by the number of months the Policy has been in force. The No-Lapse Premium is a benchmark monthly premium calculated for each Policy based on the age, sex and rate class of the Insured, the requested Specified Amount and any supplemental benefits. The No-Lapse Premium for your Policy generally will be less than the monthly amount of planned premiums you select to pay. The Three-Year guarantee will not prevent the termination of the Policy if the Net Cash Surrender Value becomes insufficient because of excessive Indebtedness. See "Loan Repayment; Effect if Not Repaid," page 22.
  PREMIUMS UPON INCREASE IN SPECIFIED AMOUNT. Depending on the Policy Value at the time of an increase in the Specified Amount and the amount of the increase requested, an additional premium or change in the amount of planned premiums may be advisable. See "Changes in Specified Amount," page 21. We will notify you if a premium is necessary or a change appropriate.
  If you increase your Policy's Specified Amount during the first three Policy Years, we will extend the Three-Year Guarantee (see above) to three years after the effective date of the increase.

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PREMIUMS TO PREVENT LAPSE

  Failure to pay planned premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned premiums will not necessarily guarantee that a Policy will not lapse (except when the Three-Year Guarantee is in effect). Rather, whether a Policy lapses depends on whether its Net Cash Surrender Value is insufficient to cover the Monthly Deduction (see page 16) when due.
  If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of the Monthly Deduction to be deducted on that date and the Three-Year Guarantee is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in the Net Cash Surrender Value or the Net Cash Surrender Value has decreased because insufficient premiums have been paid to offset the Monthly Deduction.
  GRACE PERIOD. If your Policy goes into default, you will be allowed a 61-day grace period to pay a premium sufficient to cover the Monthly Deduction. We will send notice of the amount required to be paid during the grace period ("grace period premium") to your last known address and to any assignee of record. The grace period will begin when the notice is sent. Your Policy will remain in effect during the grace period. If the Insured should die during the grace period before the grace period premium is paid, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death. See "Amount of Death Benefit," page 20. If the grace period premium has not been paid before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. See "Reinstatement," page 30.
  A grace period also may begin if Indebtedness becomes excessive. See "Loan Repayment; Effect if not Repaid," page 22.

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NET PREMIUM ALLOCATIONS

  In the application, you specify the percentage of a Net Premium to be allocated to each Account. The sum of your allocations must equal 100%, and each allocation percentage must be a whole number. However, until the free look period expires, all Net Premiums received are invested in the Subaccount investing in the Penn Series Money Market Fund (the "Money Market Subaccount"). At the end of this period (which for this purpose is assumed to begin 3 days after we issue your Policy), the Policy Value in the Money Market Subaccount is transferred to and allocated to the Accounts based on the premium allocation percentages in the application. See "Determining the Policy Value," page 19.
  The Net Premium allocation percentages specified in the application will apply to subsequent premiums until you change them. You can change the allocation percentages at any time provided they total 100% and each is a whole number, by sending written notice to our Office. The change will apply to all premiums received with or after our receipt of your notice.

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CREDITING PREMIUMS

  The initial Net Premium will be credited to the Policy as of the Policy Date, or as of the Valuation Date the first premium is received at our office if later. Planned premiums and unplanned premiums not requiring additional underwriting will be credited to the Policy and the resulting Net Premiums will be invested as requested on the Valuation Date the premium was received by our Office. However, any premium requiring additional underwriting will be allocated to the Money Market Subaccount until underwriting has been completed and the premium has been accepted. When accepted, the Policy Value in the Money Market Subaccount attributable to the resulting Net Premium will be credited to the Policy and allocated to the Accounts as requested. If an additional premium is rejected, we will return the premium, without any adjustment for investment experience.

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TRANSFERS

  You may transfer Policy Value among the Accounts subject to the following rules, some of which depend on whether Policy Value is to be transferred from a Subaccount or the Fixed Account. You may request transfers by calling our Office if you have applied for telephone transfer authorization. Otherwise, transfer requests must be in writing. The Company will not be liable for following transfer instructions communicated by telephone that we reasonably believe to be genuine. We require certain identifying information to process a telephone transfer.
  Transfers may not be requested until after the end of the free-look period (see page 11). A transfer will take effect on the date the request is received at our Office. We may, however, defer transfers under the same conditions that we may delay payment of proceeds. See "When Proceeds are Paid," page 29. There is no limit on the number of transfers that may be made. However, after 12 transfers have been made during a Policy Year, we reserve the right to impose a $10 transfer charge on subsequent transfers. No transfer charge will be made if the Specified Amount exceeds $4,999,999. See "Transfer Charge," page 17.
  SUBACCOUNT TRANSFER RULES. Transfers among Subaccounts and from Subaccounts to the Fixed Account may be made at any time. The minimum amount of Policy Value that may be transferred from a Subaccount is $250 or, if less, the full amount held in the Subaccount. If less than the full amount of Policy Value in a Subaccount is being transferred from the Subaccount, the amount remaining must be at least $250.
  FIXED ACCOUNT TRANSFER RULES. Policy Value held in the Fixed Account may be transferred to a Subaccount or Subaccounts only during the 30-day period following the end of each Policy Year. The amount transferred must be at least $250, or if less, the Policy Value held in the Fixed Account. If the amount transferred is less than the Policy Value then held in the Fixed Account, at least $250 must remain in the Fixed Account. See "Deductions, Surrenders and Transfers from the Fixed Account," page 15, for additional rules and limits for the Fixed Account.
  The transfer rules described above do not apply to transfers made under a dollar cost averaging or asset rebalancing program.

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DOLLAR COST AVERAGING PROGRAM

  You may elect a dollar cost averaging program for the allocation of your Policy Value among the Accounts. A dollar cost averaging program allows you to authorize in advance monthly transfers of set dollar amounts from the Money Market Subaccount to one or more other Accounts.
  The main objective of dollar cost averaging is to shield investments from short term price fluctuations. Since the same dollar amount is transferred to selected Accounts each month, more accumulation units are purchased in a Subaccount when their value is low, and fewer accumulation units are purchased when their value is high. As a result, a lower than average cost of purchasing accumulation units may be achieved over the long term. This plan of investing allows Owners to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.
  SELECTING DOLLAR COST AVERAGING. You may select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You specify the Accounts to which amounts will be transferred and the dollar amount to be allocated to each Account. To begin a program, the planned premium for that year must be $600 and the amount to be transferred each month must be at least $50.
  OPERATION OF THE PROGRAM. Transfers will be made on the 15th of each month. Transfers will continue until the earliest of the following:
  . We receive a written or telephone request to stop making transfers.
  . There no longer is sufficient Policy Value in the Money Market Subaccount to make the specified transfer.
  . The Policy is in a grace period.
  . We receive notice that the Insured has died.
  Transfers under a dollar cost averaging program are not counted for purposes of the transfer rules discussed above.

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ASSET REBALANCING

  You may elect an asset rebalancing program for your Policy Value. Policy Value allocated to the Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your Policy Value among the Accounts each quarter to return the allocation to the original allocation percentages you specify. Asset rebalancing is intended to transfer Policy Value from those Accounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help an Owner "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that an Owner will not have losses.
  SELECTING ASSET REBALANCING. You may select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Home Office. You specify the Accounts to be included in the program, and the percentage of Policy Value to be allocated to each specified Account. Each allocation percentage must be a whole number. You can elect to have your entire Policy Value rebalanced among the specified Accounts each quarter, or limit the program to the Policy Value in specified Accounts on each rebalancing date (e.g., to restore a 60/40 ratio for Policy Value in the Value Equity Subaccount and Quality Bond Subaccount on each rebalancing date). The minimum Policy Value to start an asset rebalancing program is $1,000. If a dollar cost averaging program is in effect, Policy Value in the Money Market Subaccount may not be included in an asset rebalancing program.
  OPERATION OF THE PROGRAM. Effective on the last day of each calendar quarter, we will transfer Policy Value among the Accounts to the extent necessary to return the allocation to your specifications. Asset rebalancing will continue until we receive a written or telephone request at our Home Office to terminate.
  Transfers made under an asset rebalancing program are not counted for purposes of the transfer rules described above.

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FIXED ACCOUNT

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE FIXED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. THE DISCLOSURE REGARDING THE FIXED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

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FIXED ACCOUNT

  The Fixed Account consists of assets owned by Penn Mutual with respect to the Policies, other than those held in the Separate Account. It is part of our general account assets. Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the Fixed Account. The Policy Loan Account is part of the Fixed Account.

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INTEREST CREDITED ON POLICY VALUE IN THE FIXED ACCOUNT

  Net Premiums allocated to the Fixed Account and Policy Value transferred from the Subaccounts to the Fixed Account are credited to the Fixed Account Value. The Fixed Account Value also includes the portion of Policy Value transferred to the Policy Loan Account as collateral for policy loans. We will credit interest on these amounts at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective rate of at least 4% per year, compounded annually.
  However, if at the time of an allocation or transfer to the Fixed Account, we are crediting a rate of interest higher than 4%, the higher rate will apply to the amount from the date of its allocation or transfer to the Fixed Account through to the end of the twelve-month period beginning on the first day of the calendar month in which the allocation or transfer was made. If a higher rate of interest is credited, different rates of interest may apply to amounts allocated or transferred at different times, and different rates of interest may apply to amounts held in a Policy Loan Account than to the remaining portion of Policy Value held in the Fixed Account. ANY INTEREST CREDITED ON POLICY VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4% PER YEAR WILL BE DETERMINED IN OUR SOLE DISCRETION.

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CALCULATING FIXED ACCOUNT VALUE

  The Fixed Account Value is calculated daily. See "Fixed Account Value," page
19.

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DEDUCTIONS, SURRENDERS AND TRANSFERS FROM THE FIXED ACCOUNT

  Amounts allocated to the Fixed Account at different times, whether from Net Premiums or transfers, may be credited with different rates of interest. Whenever a charge is deducted from Policy Value in the Fixed Account, or an amount is withdrawn from the Policy Value in the Fixed Account to satisfy a partial surrender, transfer or policy loan request, the charge or withdrawal will be taken first from the amount most recently allocated to the Fixed Account, then the amount next most recently allocated, and so forth. See page 13 for limits and restrictions on transfers of Policy Value from the Fixed Account.
  If there is any Policy Value in the Policy Loan Account, it is not available for transfers, partial surrenders or policy loans, nor are any charges deducted from this portion of Policy Value. Amounts are transferred to or from the Policy Loan Account only when policy loans are taken or repayments made. If an amount is transferred from the Policy Loan Account to the remaining portion of the Fixed Account Value, it will be treated as a new allocation to the Fixed Account and will be credited with interest at the rate then in effect for Fixed Account allocations. See "Policy Loan Account," page 22.

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PAYMENTS FROM THE FIXED ACCOUNT

  We may defer payment of proceeds from the Fixed Account for a partial surrender, full surrender or policy loan request for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual policy. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3% per year compounded annually while it is deferred.

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CHARGES AND DEDUCTIONS

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PREMIUM CHARGE

  We deduct a charge from each premium before allocating the resulting Net Premium to the Policy Value. It consists of a charge for premium taxes and a sales charge. The premium charge is guaranteed not to exceed 6.5%. Currently, we reduce the charge to 4.75% for all premiums paid in excess of the Maximum Surrender Charge Premium for your Policy.
  The premium tax portion of the premium charge is 2.5%. This portion reimburses us for state premium taxes associated with the Policies. We expect to pay premium taxes at an average rate for all states of approximately 2.5% of premiums.
  The sales portion of the premium charge is 4.0% (currently 2.25% of premiums paid in excess of the Maximum Surrender Charge Premium). The sales portion partially compensates us for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities. An additional sales charge may be deducted on surrender of a Policy during the first 11 Policy Years. See "Surrender Charge for Initial Specified Amount," page 18.

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DAILY MORTALITY AND EXPENSE RISK CHARGE

  We deduct a daily charge from assets in the Subaccounts attributable to the Policies. This charge does not apply to Fixed Account Value. The charge is guaranteed not to exceed an annual rate of 0.90% of Subaccount assets for the duration of a Policy. Currently, we reduce this charge to 0.60% after the fifteenth Policy Year. We will notify you if we change our intention to reduce the charge after the fifteenth Policy Year. We may realize a profit from this charge.
  The mortality risk we assume is that the Insureds on the Policies may die sooner than anticipated and that therefore Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amounts realized from the administrative charges assessed against the Policies.

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MONTHLY DEDUCTION

  On the Issue Date and each Monthly Anniversary, we deduct the Monthly Deduction from the Policy Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. (For this purpose, the Policy Date is treated as a Monthly Anniversary.) The Monthly Deduction consists of (1) insurance charges ("Cost of Insurance Charge"), (2) administrative charges (the "Monthly Expense Charge"), and (3) any charges for additional benefits added by supplemental agreement to a Policy ("Supplemental Benefit Charges"), as described below. The Monthly Deduction is deducted from the Accounts pro rata on the basis of the portion of Policy Value in each Account. See "Deductions, Surrenders and Transfers from the Fixed Account," page 15 for applicable rules.
  COST OF INSURANCE CHARGE. This charge compensates us for providing insurance coverage. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary to Monthly Anniversary. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying (a) the cost of insurance rate for the Insured by (b) the net amount at risk under the Policy for that Monthly Anniversary.
  The net amount at risk for a Monthly Anniversary is the difference between the Basic Death Benefit (see page 20) for a Policy (as adjusted to take into account assumed monthly earnings at an annual rate of 4%) and the Policy Value, as calculated on that Monthly Anniversary before the Monthly Deduction is taken.
  The cost of insurance rate for a Policy is based on the Attained Age, sex and rate class of the Insured, and therefore varies from time to time. We currently place Insureds in the following rate classes, based on our underwriting: a smoker, nonsmoker or preferred nonsmoker standard rate class or a rate class involving a higher mortality risk (a "substandard class"). Insureds age 19 and under are placed in a rate class that does not distinguish between smoker and nonsmoker, and are assigned to a smoker class at age 20 unless they have provided satisfactory evidence that they qualify for a nonsmoker class.
  We place the Insured in a rate class when we issue the Policy, based on our underwriting of the application. This original rate class applies to the Initial Specified Amount. When an increase in Specified Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the Initial Specified Amount. If the rate class for the increase has higher cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Specified Amount, and the original rate class will continue to apply to the Initial Specified Amount.
  We do not conduct underwriting for an increase in Specified Amount if the increase is requested as part of a conversion from a term policy or on exercise of a guaranteed option to increase the Specified Amount without underwriting. See "Supplemental Benefits," page 30. In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term policy. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.
  If we use different cost of insurance rates for increases, the following rules will apply for purposes of determining the net amount at risk for each rate. If the Specified Amount includes the Policy Value (Option 1) (see page
20), we will allocate the Policy Value solely to the Initial Specified Amount unless it exceeds the Initial Specified Amount. If the Policy Value exceeds the Initial Specified Amount, the excess will be considered part of the increases in Specified Amount in the order of the increases. If there is a decrease in Specified Amount after an increase, a decrease is applied first to decrease any prior increases in Specified Amount, starting with the most recent increase and then each prior increase. If the Specified Amount does not include the Policy Value (Option 2) (see page 20), no Policy Value is allocated to the Initial Specified Amount or any increase.
  We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Age Nearest Birthday ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples or additives of the 1980 CSO Tables.
  Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality, investment, expense and persistency experience. These rates may change from time to time. Current cost of insurance rates are currently less for the portion of the net amount at risk in excess of $50,000 than for the initial $50,000. As to the portion in excess of $50,000, current cost of insurance rates are lower for Policies with a Specified Amount of $250,000 or more than for Policies with a lower Specified Amount. However, guaranteed rates do not change if the net amount at risk exceeds $50,000 or Specified Amount exceeds $250,000.
  Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.
  LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ. We do, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.
  MONTHLY EXPENSE CHARGE. This charge compensates us for administrative expenses associated with the Policies and the Separate Account. These expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and Policy changes, reporting and overhead costs, processing applications and establishing Policy records. The Monthly Expense Charge is the aggregate of the following:
  a) a flat charge of $9.00 per month (currently only $5.00 per month after the first Policy Year; we will notify you before it is increased);
  b) for the first 12 policy months after the Policy Date, a charge based on the Initial Specified Amount ($0.10 per $1,000 of Specified Amount per month); and
  c) for the 12 policy months following the effective date of an increase in Specified Amount, a charge based on the increase ($0.10 per $1,000 of the increase in Specified Amount per month).
  Except for the flat monthly charge (which is reduced to $5.00 after the first Policy Year but may be later increased to $9.00), these charges are guaranteed not to increase over the life of the Policy. We do not anticipate making any profit on the Monthly Expense Charge.
  SUPPLEMENTAL BENEFIT CHARGES. See "Supplemental Benefits," page 30.

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TRANSFER CHARGE

  We reserve the right to impose a $10 transfer charge on any transfer of Policy Value among the Accounts in excess of the 12 free transfers permitted each Policy Year. We will notify you before imposing the charge. No transfer charge will be made if the Specified Amount exceeds $4,999,999. If the charge is imposed, it will be deducted from the amount requested to be transferred before allocation to the new Account(s). If an amount is being transferred from more than one Account, the transfer charge will be deducted proportionately from the amount being transferred from each Account. This charge, if imposed, will reimburse us for administrative expenses incurred in effecting transfers. We do not anticipate making any profit on this charge.

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SURRENDER CHARGES

  If the Policy is surrendered during the first 11 Policy Years, we will deduct a surrender charge for the Initial Specified Amount. If a Policy is surrendered within 11 years after an increase in Specified Amount, we will deduct a surrender charge for the increase in Specified Amount. The surrender charge will be deducted before any surrender proceeds are paid.

  SURRENDER CHARGE FOR INITIAL SPECIFIED AMOUNT. The surrender charge for the Initial Specified Amount consists of a sales charge component and administrative charge component and declines to 0 over time as follows. The original amount of this surrender charge, which is deducted on a surrender made during the first 7 Policy Years, is the sum of the following:
  a) 25% of premiums paid on the Policy, up to the Maximum Surrender Charge Premium (which is an amount calculated separately for each Policy and is never more than 12 No-Lapse Premiums)--See Appendix B; and
  b) an administrative charge based on the Initial Specified Amount and the Insured's Attained Age on the Policy Date (ranging from $1.00 up to Attained Age 9 to $7.00 at Attained Age 60 and over, per $1,000 of
     Initial Specified Amount)--See Appendix C.
  After the seventh completed Policy Year, the original amount of the surrender charge is decreased by 20% for each subsequent Policy Year completed before the date of surrender in accordance with the following table.

                                                      PERCENTAGE OF ORIGINAL
           SURRENDER DURING POLICY YEAR             AMOUNT OF SURRENDER CHARGE
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             1st through 7th                                   100%
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                   8th                                          80%
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                   9th                                          60%
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                   10th                                         40%
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                   11th                                         20%
  ----------------------------------------------------------------------------
                after 11th                                       0%
  ----------------------------------------------------------------------------

  After the 11th Policy Year, there is no surrender charge for the Initial Specified Amount.
  The sales charge component of the surrender charge is to reimburse us for some of the expenses incurred in the distribution of the Policies. We also deduct a sales charge from each premium. See "Premium Charge," page 15. The sales charge component, together with the sales charge included in the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Unrecovered expenses are borne by our general assets which may include profits, if any, from the mortality and expense risk charge. See "Daily Mortality and Expense Risk Charge," page 16.
  The administrative charge component of the surrender charge is designed to cover the administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the Insured's rate class, and establishing Policy records, as well as the administrative costs of processing surrender requests. We do not anticipate making any profit on the administrative charge component of the surrender charge.
  SURRENDER CHARGE FOR AN INCREASE IN SPECIFIED AMOUNT. The surrender charge for an increase in Specified Amount consists solely of an administrative charge and declines to 0 over time as follows. The original amount of this charge, which is deducted in full on a surrender made during the first 7 years following the effective date of an increase in Specified Amount, is based on the increase in Specified Amount and the Insured's Attained Age as of the effective date of the increase. It ranges from $1.00 up to Attained Age 9 to $7.00 at Attained Age 60 and over per $1,000 of increase in Specified Amount. See Appendix C.

  After the seventh year following an increase in Specified Amount, the original amount of the surrender charge for the increase is decreased by 20% for each subsequent year completed before the surrender date in accordance with the following table.

                                                      PERCENTAGE OF ORIGINAL
           SURRENDER DURING YEAR                    AMOUNT OF SURRENDER CHARGE
              AFTER INCREASE                               FOR INCREASE
  ----------------------------------------------------------------------------
             1st through 7th                                   100%
  ----------------------------------------------------------------------------
                   8th                                          80%
  ----------------------------------------------------------------------------
                   9th                                          60%
  ----------------------------------------------------------------------------
                   10th                                         40%
  ----------------------------------------------------------------------------
                   11th                                         20%
  ----------------------------------------------------------------------------
                after 11th                                       0%
  ----------------------------------------------------------------------------

  After the 11th year following an increase in Specified Amount, there is no surrender charge for the increase.
  The surrender charge is designed to cover the administrative expenses associated with increasing the Specified Amount. We do not anticipate making a profit on this charge.

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PARTIAL SURRENDER CHARGE

  We will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount. See page 22 for rules for allocating the deduction. We do not anticipate making a profit on this charge.

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FUND EXPENSES

  The value of the net assets of the Separate Account reflect the investment advisory fees and other expenses incurred by the Funds. See the prospectuses for Penn Series, AMT, American Century Variable Portfolios, VIP Fund, VIP Fund II and Morgan Stanley Universal Funds, Inc.

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HOW YOUR POLICY VALUES VARY

There is no guaranteed minimum Policy Value or Net Cash Surrender Value. These values will vary with the investment experience of the Subaccounts and/or the daily crediting of interest in the Fixed Account, and will depend on the allocation of Policy Value. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of the Monthly Deduction to be deducted on that date (see page 12) and the Three-Year Guarantee is not then in effect, the Policy will be in default and a grace period will begin. See "Three-Year Guarantee," page 12, and "Grace Period," page 12.

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DETERMINING THE POLICY VALUE

  On the Policy Date the Policy Value is equal to the initial Net Premium. If the Policy Date and the Issue Date are the same day, the Policy Value is equal to the initial Net Premium, less the Monthly Deduction. On each Valuation Date thereafter, the Policy Value is the aggregate of the Variable Accumulation Values in the Subaccounts and the Fixed Account Value credited to the Policy. The Policy Value will vary to reflect the performance of the Subaccounts to which amounts have been allocated, interest credited on amounts allocated to the Fixed Account, charges, transfers, withdrawals, policy loans and policy loan repayments.
  VARIABLE ACCUMULATION VALUES. When you allocate an amount to a Subaccount, either by Net Premium allocation or transfer of Policy Value, your Policy is credited with accumulation units in that Subaccount. The number of accumulation units is determined by dividing the amount allocated to the Subaccount by the Subaccount's accumulation unit value for the Valuation Date when the allocation is effected.
  The number of Subaccount accumulation units credited to your Policy will increase when Net Premiums are allocated to the Subaccount, amounts are transferred to the Subaccount and loan repayments are credited to the Subaccount. The number of Subaccount accumulation units credited to a Policy will decrease when the allocated portion of the Monthly Deduction is taken from the Subaccount, a policy loan is taken from the Subaccount, an amount is transferred from the Subaccount, or a partial surrender, including the partial surrender charge, is taken from the Subaccount.
  ACCUMULATION UNIT VALUES. A Subaccount's accumulation unit value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Date to the next. The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount was established. For each Valuation Period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for a Subaccount for the prior valuation period by the net investment factor for the Subaccount for the current valuation period.
  NET INVESTMENT FACTOR. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any dividend or capital gain distributions on Fund shares and the deduction of the daily mortality and expense risk charge (see page 16).
  FIXED ACCOUNT VALUE. On any Valuation Date, the Fixed Account Value of a Policy is the total of all Net Premiums allocated to the Fixed Account, plus any amounts transferred to the Fixed Account, plus interest credited on such Net Premiums and transferred amounts, less the amount of any transfers from the Fixed Account, less the amount of any partial surrenders, including the partial surrender charges, taken from the Fixed Account, and less the pro rata portion of the Monthly Deduction deducted from the Fixed Account. If there have been any policy loans, the Fixed Account Value is further adjusted to reflect the amount in the Policy Loan Account held in the Fixed Account, including transfers to and from the Policy Loan Account as loans are taken and repayments are made, and interest credited on the Policy Loan Account.

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NET POLICY VALUE

  The Net Policy Value on a Valuation Date is the Policy Value less Indebtedness on that date.

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CASH SURRENDER VALUE

  The Cash Surrender Value on a Valuation Date is the Policy Value reduced by any surrender charge that would be assessed if the Policy were surrendered on that date. The Cash Surrender Value is used to calculate the Loan Value and to determine whether Indebtedness is excessive (see page 22). The Loan Value is 90% of the Cash Surrender Value.

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NET CASH SURRENDER VALUE

  The Net Cash Surrender Value on a Valuation Date is equal to the Net Policy Value reduced by any surrender charge that would be imposed if the Policy were surrendered on that date. The Net Cash Surrender Value is used to calculate the amount available for partial surrenders. It is the amount received upon a full surrender of the Policy.

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DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

  As long as the Policy remains in force, we will pay the Death Benefit upon receipt at our Office of satisfactory proof of the Insured's death. We may require return of the Policy. The Death Benefit will be paid in a lump sum generally within seven days after receipt of such proof (see "When Proceeds Are Paid," page 29) or, if elected, under a payment option (see "Payment Options," page 23). The Death Benefit will be paid to the Beneficiary. See "Selecting and Changing the Beneficiary," page 21.

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AMOUNT OF DEATH BENEFIT

  The Death Benefit is equal to the sum of the Basic Death Benefit on the date of the Insured's death, plus any dividend payable on that date (see "Dividends," page 29), plus any supplemental benefits provided by rider, minus any Indebtedness on that date and, if the date of death occurred during a grace period, minus the past due Monthly Deductions. Under certain circumstances, the amount of the Death Benefit may be further adjusted. See "Limits on Our Rights to Contest the Policy" and "Misstatement of Age or Sex," page 29.
  If part or all of the Death Benefit is paid in one sum, Penn Mutual will pay interest on this sum from the date of the Insured's death to the date of payment. We determine the interest rate, but it will not be less than a rate of 3% per year compounded annually.

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BASIC DEATH BENEFIT AND SPECIFIED AMOUNT OPTIONS

  The Policy Owner may choose one of two Specified Amount Options, which will determine the Basic Death Benefit. Under Option 1, the Basic Death Benefit is the greater of the Specified Amount or the Applicable Percentage of Policy Value on the date of the Insured's death. Under Option 2, the Basic Death Benefit is the greater of the Specified Amount plus the Policy Value, or the Applicable Percentage of the Policy Value, on the date of the Insured's death.
  If investment performance is favorable the amount of the Basic Death Benefit may increase. However, under Option 1, the Basic Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all, whereas under Option 2, the Basic Death Benefit will vary directly with the investment performance of the Policy Value. To see how and when investment performance may begin to affect the Basic Death Benefit, please see the illustrations beginning on page 24.

  The "Applicable Percentage" is 250% when the Insured is Attained Age 40 or less, and decreases each year thereafter to 100% when the Insured is Attained Age 95. A table showing the Applicable Percentages for Attained Ages 0 to 95 is included in Appendix D.

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INITIAL SPECIFIED AMOUNT AND OPTION

  The Initial Specified Amount is set at the time the Policy is issued. You may change the Initial Specified Amount from time to time, as discussed below. You select the Specified Amount Option when you apply for the Policy. You also may change the Specified Amount Option, as discussed below.

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CHANGES IN SPECIFIED AMOUNT OPTION

  You may change the Specified Amount Option on your Policy subject to the following rules. After any change, the Specified Amount must be at least $50,000. No more than one change in the Specified Amount Option may be made in any Policy Year and no change may be made during the first Policy Year. The effective date of the change will be the Monthly Anniversary that coincides with or next follows the Valuation Date when we receive the request for the change. If you request a change from Option 1 to Option 2, we may require satisfactory evidence of insurability. If the evidence of insurability indicates a different rate class for the Insured, the requested change will not be allowed.
  When a change from Option 1 to Option 2 is made, the Specified Amount after the change is effected will be equal to the Specified Amount before the change less the Policy Value on the effective date of the change. When a change from Option 2 to Option 1 is made, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Policy Value on the effective date of the change.

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CHANGES IN SPECIFIED AMOUNT

  After the first Policy Year, you may request a change in the Specified Amount, subject to the following conditions. No change will be permitted that would result in your Policy's Death Benefit not being excludable from gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code.
  Any increase in the Specified Amount must be at least $10,000 and an application must be submitted, along with evidence of insurability satisfactory to Penn Mutual. A change in planned premiums may be advisable. See "Premiums Upon Increase in Specified Amount," page 12. The increase in Specified Amount will become effective on the Monthly Anniversary on or preceding the date the increase is approved, and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Specified Amount. You must return your Policy so we can amend the Policy to reflect the increase. If the increase becomes effective during the first three Policy Years, the three-year guarantee will be extended. See "Three-Year Guarantee," page 12.
  Any decrease in the Specified Amount must be at least $5,000, and the Specified Amount after the decrease must be at least $50,000. In addition, no decrease may be made in the first year following the effective date of an increase in Specified Amount. A decrease in Specified Amount will become effective on the Monthly Anniversary that coincides with or next follows our receipt of a request at our Office.

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SELECTING AND CHANGING THE BENEFICIARY

  You select a Beneficiary in your application. You may later change the Beneficiary in accordance with the terms of the Policy. If the Insured dies and there is no surviving Beneficiary, the Insured's estate will be the Beneficiary.

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CASH BENEFITS

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POLICY LOANS

  You may borrow up to the Loan Value of your Policy at any time by submitting a written request to our Office. The minimum amount you may borrow is $250. The Loan Value is 90% of your Cash Surrender Value. Outstanding policy loans reduce the amount of the Loan Value available for new loans. Policy loans will be processed as of the date your written request is received and loan proceeds generally will be sent to you within seven days. See "When Proceeds Are Paid," page 29, and "Payments from the Fixed Account," page 15. Loans under a Policy classified as a modified endowment contract may be subject to adverse tax consequences, including a 10% penalty. See "Distributions from Policies Classified as Modified Endowment Contracts," page 32.)
  INTEREST. We will charge interest daily on any outstanding policy loan at an annual rate of 5.0%. Interest is due and payable at the end of each Policy Year while a policy loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding policy loan.
  INDEBTEDNESS. Unrepaid policy loans (including unpaid interest added to the loan) plus accrued interest not yet due equals the Indebtedness.
  LOAN REPAYMENT; EFFECT IF NOT REPAID. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to our Office and will be credited as of the date received. If the Death Benefit becomes payable while a policy loan is outstanding, the Indebtedness will be deducted in calculating the Death Benefit. If the Indebtedness exceeds the Cash Surrender Value on any Valuation Date, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. If your Policy terminates because of excessive Indebtedness, it cannot be reinstated.
  POLICY LOAN ACCOUNT. When a policy loan is made, an amount equal to the loan proceeds is withdrawn from the Policy Value in the Accounts (other than in the Policy Loan Account). This withdrawal is made pro rata on the basis of Policy Value in each Account unless you direct a different allocation when requesting the loan. The amount withdrawn is then transferred to the Policy Loan Account in the Fixed Account and will become part of the Fixed Account Value. Conversely, when a loan is repaid, an amount equal to the repayment will be transferred from the Policy Loan Account to the Accounts and allocated as you direct when submitting the repayment. If you provide no direction, the amount will be allocated in accordance with your then effective Net Premium allocation percentages. Thus, a loan or loan repayment will have no immediate effect on the Policy Value, but other Policy values, such as the Net Policy Value and Net Cash Surrender Value, will be reduced or increased immediately by the amount transferred to or from the Policy Loan Account.
  The amount in the Policy Loan Account will be credited with interest at a minimum guaranteed annual rate of 4.0%. We may in our discretion credit interest on this amount at a rate greater than 4%. Thus, the maximum net cost of a loan is 1.0% per year (the difference between the rate of interest we charge on Policy loans and the amount we credit on the equivalent amount held in the Policy Loan Account). We currently intend to credit 4.0% on the amount held in the Policy Loan Account during the first 10 Policy Years (a net loan cost of 1.0%), and 4.75% after the first 10 Policy Years (a net loan cost of 0.25%).
  EFFECT OF POLICY LOAN. A policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Policy values because the investment results of the Subaccounts of the Separate Account and current interest rates credited on Policy Value in the Fixed Account will apply only to the non-loaned portion of the Policy Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the policy loan is outstanding, the effect could be favorable or unfavorable. Policy loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Also, policy loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate. See "Tax Considerations," page [^], for a discussion of adverse tax consequences if a Policy lapses with policy loans outstanding.

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SURRENDERING THE POLICY FOR NET CASH SURRENDER VALUE

  You may surrender your Policy at any time for its Net Cash Surrender Value by submitting a written request to our Office. We may require return of the Policy. A surrender charge may apply. See "Surrender Charges," page 17. A surrender request will be processed as of the date your written request and all required documents are received and generally will be paid within seven days. See "When Proceeds are Paid," page 29, and "Payments from the Fixed Account," page 15. The Net Cash

Surrender Value may be taken in one sum or it may be applied to a payment option. See "Payment Options," page 23. Your Policy will terminate and cease to be in force if it is surrendered for one sum. It cannot later be reinstated.

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PARTIAL SURRENDERS

  You may make partial surrenders under your Policy subject to the following conditions. You must submit a written request to our Office. The Net Cash Surrender Value must exceed $1,000 after the partial surrender is deducted from the Policy Value. No more than four partial surrenders may be made during a Policy Year, and each partial surrender must be at least $250. During the first five Policy Years, no partial surrender may be made that would reduce the Specified Amount to less than $50,000. An administrative charge will be assessed on a partial surrender. See "Partial Surrender Charge," page 19. This charge will be deducted from your Policy Value along with the amount requested to be withdrawn and will be considered part of the partial surrender (together, the "partial surrender amount"). Policy values will be reduced by the partial surrender amount.
  When you request a partial surrender, you can direct how the partial surrender amount will be deducted from your Policy Value in the Accounts, provided that the minimum amount remaining in an Account as a result of the deduction is $250. If you provide no directions, the partial surrender amount will be deducted from your Policy Value in the Accounts on a pro rata basis. See "Deductions from the Fixed Account," page 15.
  If Specified Amount Option 1 is in effect, the Specified Amount will also be reduced by the partial surrender amount. If the Specified Amount reflects increases in the Initial Specified Amount, the partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Specified Amount.
  Partial surrender requests will be processed as of the date your written request is received, and generally will be paid within seven days. See "When Proceeds Are Paid," page 29, and "Payments from the Fixed Account," page 15.

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MATURITY BENEFIT

  The Maturity Date is the Policy Anniversary nearest the Insured's 95th birthday. If the Policy is still in force on the Maturity Date, the Maturity Benefit will be paid to you. The Maturity Benefit is equal to the Net Policy Value on the Maturity Date. Upon the written request of the Owner, this policy will continue in force beyond the Maturity Date. Thereafter, the Death Benefit will be the Net Policy Benefit.

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PAYMENT OPTIONS

  The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on surrender, death or maturity, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request. None of these options vary with the investment performance of a separate account because they are all forms of fixed-benefit annuities.

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ILLUSTRATIONS OF POLICY VALUES, NET CASH SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUMS

  The following tables have been prepared to show how certain values under a hypothetical Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Net Cash Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if planned premiums were paid annually and the return on the assets in the selected Funds were a uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned premiums accumulated at 5% interest. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner, prevailing rates and rates of inflation.
  The tables reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.88% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.

  In addition, the tables also reflect the daily charge against Separate Account assets attributable to the Policies for Penn Mutual's assumption of mortality and expense risks, which is equivalent to an effective annual charge of 0.90% of assets and currently is reduced to 0.60% of assets after the fifteenth Policy Year. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.78%, 4.22% and 10.22%, respectively, and -1.48%, 4.52% and 10.52%, respectively, at current rates after the fifteenth Policy Year.
  The tables also reflect the deduction of the Monthly Expense Charge and the monthly Cost of Insurance Charge for the hypothetical Insured. Our current cost of insurance charges and the higher guaranteed maximum cost of insurance charges we have the contractual right to charge are reflected in separate tables on each of the following pages. All the tables reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Account and assume no Indebtedness or charges for supplemental benefits.

  The illustrations are based on our sex distinct rates for standard nonsmokers. Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

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ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY

MALE ISSUE AGE: 35                                          NON-SMOKER
                           $750 ANNUAL PREMIUM
                         $75,000 SPECIFIED AMOUNT
                          DEATH BENEFIT OPTION 1

                 USING GUARANTEED COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ ------------------------
END OF      AT             NET CASH                 NET CASH                 NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH
 YEAR    PER YEAR   VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------ --------- -------
   1         788      368        0   75,000     400       0   75,000     432       0   75,000
   2       1,614      814      352   75,000     904     441   75,000     998     535   75,000
   3       2,483    1,245      783   75,000   1,422     959   75,000   1,614   1,151   75,000
   4       3,394    1,660    1,198   75,000   1,954   1,491   75,000   2,285   1,823   75,000
   5       4,351    2,059    1,596   75,000   2,499   2,036   75,000   3,016   2,554   75,000
   6       5,357    2,440    1,978   75,000   3,057   2,594   75,000   3,812   3,349   75,000
   7       6,412    2,803    2,341   75,000   3,627   3,164   75,000   4,678   4,215   75,000
   8       7,520    3,148    2,778   75,000   4,209   3,839   75,000   5,622   5,252   75,000
   9       8,683    3,472    3,195   75,000   4,803   4,525   75,000   6,649   6,372   75,000
  10       9,905    3,777    3,592   75,000   5,408   5,223   75,000   7,770   7,585   75,000
  15      16,993    4,952    4,952   75,000   8,571   8,571   75,000  15,107  15,107   75,000
  20      26,039    5,368    5,368   75,000  11,814  11,814   75,000  26,579  26,579   75,000
  25      37,585    4,532    4,532   75,000  14,676  14,676   75,000  44,873  44,873   75,000
  30      52,321    1,607    1,607   75,000  16,356  16,356   75,000  75,116  75,116   91,642

 (1) Assumes that no policy loans have been made.

 (2) Guaranteed values reflect guaranteed cost of insurance rates, a monthly administrative charge of $9.00 per month, and a mortality and expense risk charge of 0.90% of assets.

 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

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ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY

MALE ISSUE AGE: 35        $1,200 ANNUAL PREMIUM                      NON-SMOKER
                         $75,000 SPECIFIED AMOUNT
                          DEATH BENEFIT OPTION 2

                 USING GUARANTEED COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN   GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ -------------------------
END OF      AT             NET CASH                 NET CASH                  NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY  SURRENDER  DEATH
 YEAR    PER YEAR   VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT  VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------  --------- -------
   1       1,260       781     318   75,781     838     375    75,838     895      432   75,895
   2       2,583     1,631   1,168   76,631   1,797   1,334    76,797   1,970    1,507   76,970
   3       3,972     2,458   1,995   77,458   2,788   2,325    77,788   3,146    2,683   78,146
   4       5,431     3,261   2,799   78,261   3,812   3,349    78,812   4,432    3,970   79,432
   5       6,962     4,040   3,577   79,040   4,868   4,405    79,868   5,840    5,377   80,840
   6       8,570     4,794   4,331   79,794   5,957   5,495    80,957   7,379    6,916   82,379
   7      10,259     5,521   5,058   80,521   7,079   6,616    82,079   9,061    8,599   84,061
   8      12,032     6,221   5,851   81,221   8,234   7,864    83,234  10,901   10,531   85,901
   9      13,893     6,894   6,616   81,894   9,422   9,144    84,422  12,913   12,635   87,913
  10      15,848     7,539   7,354   82,539  10,644  10,459    85,644  15,114   14,929   90,114
  15      27,189    10,295  10,295   85,295  17,235  17,235    92,235  29,613   29,613  104,613
  20      41,663    12,087  12,087   87,087  24,508  24,508    99,508  52,246   52,246  127,246
  25      60,136    12,421  12,421   87,421  31,950  31,950   106,950  87,345   87,345  162,345
  30      83,713    10,549  10,549   85,549  38,603  38,603   113,603 141,592  141,592  216,592

 (1) Assumes that no policy loans have been made.

 (2) Guaranteed values reflect guaranteed cost of insurance rates, a monthly administrative charge of $9.00 per month, and a mortality and expense risk charge of 0.90% of assets.

 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
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ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY

FEMALE ISSUE AGE: 45      $1,500 ANNUAL PREMIUM               NON-SMOKER
                        $125,000 SPECIFIED AMOUNT
                          DEATH BENEFIT OPTION 1

                 USING GUARANTEED COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN   GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ -------------------------
END OF      AT             NET CASH                 NET CASH                  NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY  SURRENDER  DEATH
 YEAR    PER YEAR    VALUE   VALUE   BENEFIT VALUE    VALUE   BENEFIT  VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------- --------- -------
   1        1,575     756        0   125,000    820       0   125,000     885        0  125,000
   2        3,229   1,626      639   125,000  1,806     819   125,000   1,995    1,008  125,000
   3        4,965   2,456    1,469   125,000  2,810   1,823   125,000   3,195    2,208  125,000
   4        6,788   3,245    2,258   125,000  3,830   2,843   125,000   4,492    3,505  125,000
   5        8,703   3,993    3,007   125,000  4,866   3,879   125,000   5,895    4,908  125,000
   6       10,713   4,697    3,710   125,000  5,915   4,928   125,000   7,411    6,424  125,000
   7       12,824   5,354    4,367   125,000  6,975   5,988   125,000   9,051    8,065  125,000
   8       15,040   5,961    5,172   125,000  8,043   7,254   125,000  10,826   10,036  125,000
   9       17,367   6,513    5,921   125,000  9,113   8,521   125,000  12,742   12,150  125,000
  10       19,810   7,009    6,614   125,000 10,186   9,791   125,000  14,816   14,422  125,000
  15       33,986   8,626    8,626   125,000 15,548  15,548   125,000  28,246   28,246  125,000
  20       52,079   8,394    8,394   125,000 20,527  20,527   125,000  49,155   49,155  125,000
  25       75,170   4,558    4,558   125,000 23,353  23,353   125,000  82,486   82,486  125,000
  30      104,641       0        0         0 21,265  21,265   125,000 139,575  139,575  149,346

 (1) Assumes that no policy loans have been made.

 (2) Guaranteed values reflect guaranteed cost of insurance rates, a monthly administrative charge of $9.00 per month, and a mortality and expense risk charge of 0.90% of assets.

 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
-------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

-------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY

FEMALE ISSUE AGE: 45      $2,100 ANNUAL PREMIUM                   NON-SMOKER
                        $125,000 SPECIFIED AMOUNT
                          DEATH BENEFIT OPTION 2

                 USING GUARANTEED COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN   GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ -------------------------
END OF      AT             NET CASH                 NET CASH                  NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY  SURRENDER  DEATH
 YEAR    PER YEAR   VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT  VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------  --------- -------
   1        2,205    1,304     317   126,304  1,402     415   126,402   1,499      513  126,499
   2        4,520    2,709   1,722   127,709  2,990   2,003   127,990   3,284    2,297  128,284
   3        6,951    4,061   3,074   129,061  4,618   3,631   129,618   5,222    4,235  130,222
   4        9,504    5,360   4,373   130,360  6,284   5,297   131,284   7,326    6,340  132,327
   5       12,184    6,605   5,618   131,605  7,988   7,001   132,988   9,613    8,626  134,613
   6       14,998    7,792   6,805   132,792  9,727   8,740   134,727  12,096   11,109  137,096
   7       17,953    8,920   7,933   133,920 11,500  10,513   136,500  14,791   13,804  139,791
   8       21,056    9,984   9,195   134,984 13,303  12,514   138,303  17,716   16,927  142,716
   9       24,314   10,979  10,387   135,979 15,130  14,538   140,130  20,886   20,294  145,886
  10       27,734   11,904  11,509   136,904 16,981  16,587   141,981  24,325   23,931  149,325
  15       47,581   15,467  15,467   140,467 26,556  26,556   151,556  46,542   46,542  171,542
  20       72,910   16,846  16,846   141,846 36,183  36,183   161,183  80,235   80,235  205,235
  25      105,238   14,360  14,360   139,360 43,707  43,707   168,707 130,094  130,094  255,094
  30      146,498    6,012   6,012   131,012 46,018  46,018   171,018 203,309  203,309  328,309

 (1) Assumes that no policy loans have been made.

 (2) Guaranteed values reflect guaranteed cost of insurance rates, a monthly administrative charge of $9.00 per month, and a mortality and expense risk charge of 0.90% of assets.

 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.


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ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY

MALE ISSUE AGE: 35         $750 ANNUAL PREMIUM                 NON-SMOKER
                         $75,000 SPECIFIED AMOUNT
                          DEATH BENEFIT OPTION 1

                  USING CURRENT COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ ------------------------
END OF      AT             NET CASH                 NET CASH                 NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH
 YEAR    PER YEAR    VALUE   VALUE   BENEFIT VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------ --------- -------
   1         788      381        0   75,000     413       0   75,000     445       0    75,000
   2       1,614      897      435   75,000     991     528   75,000   1,088     626    75,000
   3       2,483    1,398      935   75,000   1,586   1,123   75,000   1,790   1,328    75,000
   4       3,394    1,882    1,420   75,000   2,199   1,737   75,000   2,557   2,094    75,000
   5       4,351    2,351    1,889   75,000   2,832   2,369   75,000   3,395   2,932    75,000
   6       5,357    2,805    2,342   75,000   3,484   3,021   75,000   4,312   3,850    75,000
   7       6,412    3,243    2,781   75,000   4,156   3,694   75,000   5,316   4,854    75,000
   8       7,520    3,662    3,292   75,000   4,846   4,476   75,000   6,412   6,042    75,000
   9       8,683    4,058    3,781   75,000   5,550   5,273   75,000   7,607   7,329    75,000
  10       9,905    4,433    4,248   75,000   6,270   6,085   75,000   8,910   8,725    75,000
  15      16,993    5,933    5,933   75,000  10,077  10,077   75,000  17,480  17,480    75,000
  20      26,039    6,817    6,817   75,000  14,387  14,387   75,000  31,458  31,458    75,000
  25      37,585    6,818    6,818   75,000  19,083  19,083   75,000  54,635  54,635    75,000
  30      52,321    5,330    5,330   75,000  23,836  23,836   75,000  93,079  93,079   113,557

 (1) Assumes that no policy loans have been made.

 (2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 in year 1 and $5.00 thereafter, and a mortality and expense risk charge of 0.90% of assets in years 1-15 and 0.60% thereafter.

 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
-------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

-------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY

MALE ISSUE AGE: 35         $1,200 ANNUAL PREMIUM                  NON-SMOKER
                         $75,000 SPECIFIED AMOUNT
                          DEATH BENEFIT OPTION 2

                  USING CURRENT COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN   GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ -------------------------
END OF      AT             NET CASH                 NET CASH                  NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY  SURRENDER  DEATH
 YEAR    PER YEAR    VALUE   VALUE   BENEFIT VALUE    VALUE   BENEFIT  VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------- --------- -------
   1       1,260       801     339   75,801     859     397    75,859     917      455   75,917
   2       2,583     1,730   1,267   76,730   1,901   1,438    76,901   2,079    1,617   77,079
   3       3,972     2,634   2,172   77,634   2,979   2,516    77,979   3,352    2,889   78,352
   4       5,431     3,515   3,052   78,515   4,094   3,632    79,094   4,746    4,284   79,746
   5       6,962     4,372   3,909   79,372   5,248   4,786    80,248   6,275    5,813   81,275
   6       8,570     5,206   4,743   80,206   6,443   5,981    81,443   7,952    7,489   82,952
   7      10,259     6,016   5,553   81,016   7,680   7,217    82,680   9,790    9,328   84,790
   8      12,032     6,799   6,429   81,799   8,955   8,585    83,955  11,803   11,433   86,803
   9      13,893     7,551   7,274   82,551  10,267   9,989    85,267  14,004   13,726   89,004
  10      15,848     8,273   8,088   83,273  11,616  11,431    86,616  16,411   16,226   91,411
  15      27,189    11,385  11,385   86,385  18,924  18,924    93,924  32,303   32,303  107,303
  20      41,663    13,757  13,757   88,757  27,514  27,514   102,514  58,025   58,025  133,025
  25      60,136    15,039  15,039   90,039  37,176  37,176   112,176  99,240   99,240  174,240
  30      83,713    14,629  14,629   89,629  47,386  47,386   122,386 165,089  165,089  240,089

 (1) Assumes that no policy loans have been made.

 (2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 in year 1 and $5.00 thereafter, and a mortality and expense risk charge of 0.90% of assets in years 1-15 and 0.60% thereafter.

 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
-------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY

FEMALE ISSUE AGE: 45      $1,500 ANNUAL PREMIUM               NON-SMOKER
                        $125,000 SPECIFIED AMOUNT
                          DEATH BENEFIT OPTION 1

                  USING CURRENT COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN   GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ -------------------------
END OF      AT             NET CASH                 NET CASH                  NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY  SURRENDER  DEATH
 YEAR    PER YEAR    VALUE   VALUE   BENEFIT VALUE    VALUE   BENEFIT  VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------- --------- -------
   1        1,575      800       0   125,000    865       0   125,000     931        0  125,000
   2        3,229    1,776     789   125,000  1,964     978   125,000   2,162    1,175  125,000
   3        4,965    2,705   1,718   125,000  3,081   2,094   125,000   3,489    2,502  125,000
   4        6,788    3,592   2,605   125,000  4,218   3,231   125,000   4,925    3,938  125,000
   5        8,703    4,436   3,449   125,000  5,376   4,390   125,000   6,482    5,495  125,000
   6       10,713    5,235   4,249   125,000  6,554   5,567   125,000   8,170    7,183  125,000
   7       12,824    5,998   5,012   125,000  7,761   6,774   125,000  10,012    9,025  125,000
   8       15,040    6,726   5,936   125,000  8,998   8,209   125,000  12,024   11,234  125,000
   9       17,367    7,411   6,819   125,000 10,261   9,669   125,000  14,219   13,627  125,000
  10       19,810    8,058   7,663   125,000 11,553  11,158   125,000  16,619   16,224  125,000
  15       33,986   10,539  10,539   125,000 18,327  18,327   125,000  32,424   32,424  125,000
  20       52,079   11,667  11,667   125,000 25,823  25,823   125,000  58,364   58,364  125,000
  25       75,170   10,746  10,746   125,000 33,621  33,621   125,000 101,859  101,859  125,000
  30      104,641    6,981   6,981   125,000 41,461  41,461   125,000 175,693  175,693  187,991

 (1) Assumes that no policy loans have been made.

 (2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 in year 1 and $5.00 thereafter, and a mortality and expense risk charge of 0.90% of assets in years 1-15 and 0.60% thereafter.

 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
-------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

-------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
PENN MUTUAL LIFE INSURANCE COMPANY

FEMALE ISSUE AGE: 45                                            NON-SMOKER
                          $2,100 ANNUAL PREMIUM
                        $125,000 SPECIFIED AMOUNT
                          DEATH BENEFIT OPTION 2

                  USING CURRENT COST OF INSURANCE RATES

                        0% HYPOTHETICAL          6% HYPOTHETICAL          12% HYPOTHETICAL
         PREMIUMS   GROSS INVESTMENT RETURN  GROSS INVESTMENT RETURN   GROSS INVESTMENT RETURN
        ACCUMULATED ------------------------ ------------------------ -------------------------
END OF      AT             NET CASH                 NET CASH                  NET CASH
POLICY  5% INTEREST POLICY SURRENDER  DEATH  POLICY SURRENDER  DEATH  POLICY  SURRENDER  DEATH
 YEAR    PER YEAR   VALUE    VALUE   BENEFIT VALUE    VALUE   BENEFIT  VALUE    VALUE   BENEFIT
------  ----------- ------ --------- ------- ------ --------- ------- ------- --------- -------
   1        2,205    1,358     371   126,358  1,458     471   126,458   1,558      571  126,558
   2        4,520    2,880   1,893   127,880  3,172   2,185   128,172   3,476    2,489  128,476
   3        6,951    4,343   3,356   129,343  4,925   3,938   129,925   5,556    4,569  130,556
   4        9,504    5,749   4,762   130,749  6,721   5,734   131,721   7,817    6,830  132,817
   5       12,184    7,100   6,113   132,100  8,561   7,574   133,561  10,276    9,289  135,276
   6       14,998    8,392   7,405   133,392 10,443   9,456   135,443  12,949   11,963  137,949
   7       17,953    9,636   8,649   134,636 12,378  11,391   137,378  15,869   14,882  140,869
   8       21,056   10,830  10,041   135,830 14,367  13,578   139,367  19,058   18,269  144,058
   9       24,314   11,970  11,378   136,970 16,405  15,813   141,405  22,538   21,946  147,538
  10       27,734   13,057  12,662   138,057 18,496  18,102   143,496  26,339   25,944  151,339
  15       47,581   17,533  17,533   142,533 29,600  29,600   154,600  51,195   51,195  176,195
  20       72,910   20,409  20,409   145,409 42,098  42,098   167,098  90,833   90,833  215,833
  25      105,238   20,895  20,895   145,895 55,165  55,165   180,165 153,295  153,295  278,295
  30      146,498   18,334  18,334   143,334 67,991  67,991   192,991 252,313  252,313  377,313

 (1) Assumes that no policy loans have been made.

 (2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 in year 1 and $5.00 thereafter, and a mortality and expense risk charge of 0.90% of assets in years 1-15 and 0.60% thereafter.

 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

 (4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
-------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

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OTHER POLICY BENEFITS AND PROVISIONS

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RIGHT TO CONVERT TO A FIXED BENEFIT POLICY

  At any time within the first 24 policy months, you may transfer your Policy Value in the Subaccounts to the Fixed Account and thereby convert your Policy to a flexible premium (non-variable) adjustable life insurance policy. Thereafter, the benefits for your Policy will not vary with the investment experience of a separate account. Premiums paid thereafter will be allocated automatically to the Fixed Account. The conversion must be elected within 24 months from the Policy Date. No evidence of insurability will be required. The Policy will provide the same amount of death benefit and the same net amount at risk as was in effect immediately prior to the conversion date.

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DIVIDENDS

  The Policies are participating policies in that they are eligible to participate in Penn Mutual's surplus. However, we do not anticipate that any dividends will be paid on the Policies. If dividends are paid, you will have the option of having them added to your Policy Value or paid to you in cash.

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LIMITS ON OUR RIGHTS TO CONTEST THE POLICY

  INCONTESTABILITY. We will not contest the Policy after it has been in force during the Insured's lifetime for two years from the Issue Date. Any increase in the Specified Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.
  SUICIDE EXCLUSION. If the Insured dies by suicide within two years after the Issue Date, the Death Benefit will be limited to the premiums paid less any Indebtedness and any partial surrenders. If the Insured dies by suicide within two years after an increase in Specified Amount, the Death Benefit with respect to the increase will be limited to the Monthly Deductions made for that increase.

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CHANGES IN THE POLICY OR BENEFITS

  MISSTATEMENT OF AGE OR SEX. If the Insured's age or sex has been misstated in the Policy, the Death Benefit under the Policy will be the amount which would have been provided by the most recent Cost of Insurance Charge at the correct age and sex.
  OTHER CHANGES. At any time we may make such changes in the Policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code or to make the Policy conform with any law or regulation issued by any government agency to which it is subject. Any such change, however, may be accepted or rejected by the Owner.

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WHEN PROCEEDS ARE PAID

  We will ordinarily pay any Death Benefit, loan proceeds or partial or full surrender proceeds within seven days after receipt at our Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, we may delay making a payment or processing a transfer request if (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect Penn Mutual's policy owners. See also "Payments from the Fixed Account," page 15.

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REPORTS TO POLICY OWNERS

  Each year you will be sent a report showing the current Policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. You will also be sent an annual and a semi-annual report for the Separate Account and for each Fund underlying a Subaccount to which you have allocated Policy Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized check), or if you take out a policy loan, transfer amounts among the Accounts or make partial surrenders, you will receive a written confirmation of these transactions.

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ASSIGNMENT

  The Policy may be assigned in accordance with its terms on a form provided by us. We will not be deemed to know of an assignment unless we receive a copy of it at our Office. We assume no responsibility for the validity or sufficiency of any assignment.

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REINSTATEMENT

  The Policy may be reinstated within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

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SUPPLEMENTAL BENEFITS

  The following supplemental benefits are available and may be added to your Policy. There are monthly charges for these benefits that are in addition to the Cost of Insurance and Monthly Expense Charges described above. (See 'Monthly Deduction,' page 16.) If any of these benefits are added to your Policy, monthly charges for the supplemental benefits will be deducted from your Policy Value as part of the Monthly Deduction.
  ADDITIONAL INSURED TERM INSURANCE. Provides a death benefit payable on the death of an additional insured. More than one rider can be added to your Policy. There is no cash value for this benefit.
  CHILDREN'S TERM INSURANCE. Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value for this benefit.
  ACCIDENTAL DEATH BENEFIT. Provides a death benefit payable if the Insured's death results from certain accidental causes. There is no cash value for this benefit.
  DISABILITY WAIVER OF MONTHLY DEDUCTION AND DISABILITY MONTHLY PREMIUM DEPOSIT. Provides for the waiver of the Monthly Deductions and payment of stipulated premiums upon total disability of the Insured. If Specified Amount Option 1 is in effect at the time this benefit becomes effective, it will be changed to Specified Amount Option 2. See 'Basic Death Benefit and Specified Amount Options,' page 20.
  DISABILITY WAIVER OF MONTHLY DEDUCTION. Provides for the waiver of the Monthly Deductions upon total disability of the Insured.
  GUARANTEED CONTINUATION OF POLICY. Guarantees that the Policy will remain in force and a death benefit will be payable regardless of the sufficiency of the Net Cash Surrender Value.
  GUARANTEED OPTION TO INCREASE SPECIFIED AMOUNT. Allows the Owner to increase the Specified Amount without evidence of insurability. See
  'Changes in Specified Amount,' page 21.
  SUPPLEMENTAL TERM INSURANCE. Provides a death benefit payable on the death of the primary insured if death occurs during the term selected. There is no cash value for this benefit.
  Additional rules and limits apply to these supplemental benefits. Please ask your authorized Penn Mutual agent for further information or contact our Office.

--------------------------------------------------------------------------------
TAX CONSIDERATIONS

--------------------------------------------------------------------------------
INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Penn Mutual's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Service.

--------------------------------------------------------------------------------
TAX STATUS OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not qualify for the favorable tax treatment normally provided to a life insurance policy.
  With respect to a Policy issued on the basis of a standard rate class, Penn Mutual believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.
  With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.
  If it is subsequently determined that a Policy does not satisfy Section 7702, Penn Mutual may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, Penn Mutual reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.
  Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed in Treas. Reg. (S)1.817-5, which affect how the Funds' assets are to be invested.
  In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.
  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, Penn Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Penn Mutual therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account or to otherwise qualify the Policy for favorable tax treatment.
  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.
  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

--------------------------------------------------------------------------------
TAX TREATMENT OF POLICY BENEFITS

  IN GENERAL. Penn Mutual believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under
Section 101(a)(1) of the Code.
  Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option (i.e., a change from Specified Amount Option 1 to Specified Amount Option 2 or vice versa), a policy loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.
  Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy, depend on whether the Policy is classified as a "Modified Endowment Contract." Whether a Policy is or is not treated as a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's endowment date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.
  MODIFIED ENDOWMENT CONTRACTS. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.
  Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change.
  The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract. Penn Mutual will, however, monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.
  DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial surrenders from such a Policy, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.
  DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.
  Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans generally are treated as indebtedness of the Owner.
  Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.
  POLICY LOANS. Generally, consumer interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000. The deduction of interest on Policy loans may also be subject to certain other restrictions set forth in Section 264 of the Code. Before taking a Policy loan, an Owner should consult a tax adviser as to the tax consequences of such a loan.
  INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.
  MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Penn Mutual (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

--------------------------------------------------------------------------------
POSSIBLE CHARGE FOR PENN MUTUAL'S TAXES

  At the present time, Penn Mutual makes no charge for any Federal, state or local taxes (other than state premium taxes) that it incurs that may be attributable to the Separate and Fixed Accounts or to the Policies. Penn Mutual, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Accounts or to the Policies.

--------------------------------------------------------------------------------
OTHER INFORMATION ABOUT THE POLICIES AND PENN MUTUAL

--------------------------------------------------------------------------------
SALE OF THE POLICIES

  Hornor, Townsend & Kent, Inc. ("HTK"), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies. HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual, and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Regulatory approvals are being sought for the Policies so that the Policies can be offered in all states. The Policies are sold by certain registered representatives of HTK who are also appointed and licensed as insurance agents. The Policies may also be offered through insurance and securities brokers who have lawfully qualified to sell the Policies. Registered representatives may be paid commissions on Policies they sell based on premiums paid in amounts up to 50% of first year premiums, 3% on premiums paid during the second through fifteenth Policy Years, and 1.2% on premiums paid after the first fifteen Policy Years. Registered representatives may also be paid commissions of up to 0.25% of Policy Value. Other allowances and overrides also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.
  For 1996 and 1995, Penn Mutual received premium payments on the Policy in the approximate amount of $24,697,000 and $5,895,000, respectively, and compensated HTK in the approximate amount of $152,836 and $27,800, respectively, for its services as principal underwriter.

--------------------------------------------------------------------------------
PENN MUTUAL TRUSTEES AND OFFICERS

  Penn Mutual is managed by a board of trustees. The following table sets forth the name, address and principal occupations during the past five years of each of Penn Mutual's trustees.

BOARD OF TRUSTEES

                          POSITION WITH       PRINCIPAL OCCUPATION
 NAME AND ADDRESS         PENN MUTUAL         DURING PAST FIVE YEARS
------------------------------------------------------------------------------
 Robert E. Chappell       Chairman of the     Chairman of the Board and Chief
 The Penn Mutual Life     Board and Chief     Executive Officer (since
 Insurance Company        Executive Officer   December 1996), President and
 Philadelphia, PA 19172                       Chief Executive Officer (April
                                              1995-December 1996), President
                                              and Chief Operating Officer, The
                                              Penn Mutual Life Insurance
                                              Company (January 1994 to April
                                              1995); Executive Vice President,
                                              PNC Bank Corp. (January 1992 to
                                              December 1993); Chairman of the
                                              Board (June 1991 to January
                                              1992) and Chairman, President
                                              and Chief Executive Officer,
                                              Provident National Bank (prior
                                              thereto).
------------------------------------------------------------------------------
 Daniel J. Toran          President and Chief President and Chief Operating
 The Penn Mutual Life     Operating Officer   Officer (since January 1997),
 Insurance Company                            Executive Vice President, The
 Philadelphia, PA 19172                       Penn Mutual Life Insurance
                                              Company (May 1996-January 1997),
                                              The New England Mutual Life
                                              Insurance Company (prior
                                              thereto).
------------------------------------------------------------------------------
 James A. Hagen           Trustee             Retired (since May 1996),
 2001 Market Street                           Chairman of the Board, Conrail,
 P.O. Box 41417                               Inc. (prior thereto).
 Philadelphia, PA 19101-
 1417
------------------------------------------------------------------------------
 Philip E. Lippincott     Trustee             Retired (since April 1994),
 3578 Oakwood Drive                           Chairman and Chief Executive
 Park City, UT 84060                          Officer, Scott Paper Company
                                              (prior thereto).
------------------------------------------------------------------------------
 John F. McCaughan        Trustee             Retired (since April 1996),
 Betz Dearborn Foundation                     President, Betz Dearborn
 200 Witmer Road                              Foundation (since March 1996),
 Horsham, PA 19044                            Chairman of the Board, Betz
                                              Laboratories, Inc. (prior
                                              thereto).
------------------------------------------------------------------------------
 Alan B. Miller           Trustee             Chairman and President,
 367 Gulph Road                               Universal Health Services, Inc.
 King of Prussia, PA
 19406
------------------------------------------------------------------------------
 Norman T. Wilde, Jr.     Trustee             President and Chief Executive
 1801 Market Street                           Officer, Janney Montgomery Scott
 Philadelphia, PA 19103                       Inc. (a securities broker/dealer
                                              and subsidiary of The Penn
                                              Mutual Life Insurance Company).
------------------------------------------------------------------------------
 Wesley S. Williams, Jr., Trustee             Partner, Covington & Burling
 Esq.                                         (law firm).
 1201 Pennsylvania Ave.,
 N.W.
 P.O. Box 7566
 Washington, D.C. 20004

  The following table sets forth the names, addresses and principal occupations during the past five years of the senior officers of Penn Mutual (other than officers who are members of Penn Mutual's Board of Trustees).

SENIOR OFFICERS

 NAME                   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
 John M. Albanese       Vice President, Systems and Service (since July 1995),
 The Penn Mutual Life   Vice President, Information Systems Application (August
 Insurance Company      1992 to July 1995); Manager , Price Waterhouse (prior
 Philadelphia, PA 19172 thereto).
-------------------------------------------------------------------------------
 Michael A. Biondolillo Vice President, Human Resources, The Penn Mutual Life
 The Penn Mutual Life   Insurance Company (since October 1996); Corporate Vice
 Insurance Company      President and General Manager, Human Resources and
 Philadelphia, PA 19172 Quality MG Industries, America (prior thereto).
-------------------------------------------------------------------------------
 Nancy S. Brodie        Executive Vice President and Chief Financial Officer
 The Penn Mutual Life   (since December 1995), Senior Vice President and Chief
 Insurance Company      Financial Officer (January 1994 to December 1995), Vice
 Philadelphia, PA 19172 President and Controller (November 1991 to January
                        1994), General Auditor (October 1989 to November 1991),
                        Assistant Vice President, Taxation, The Penn Mutual
                        Life Insurance Company (prior thereto).
-------------------------------------------------------------------------------
 L. Stockton Illoway    Senior Vice President, Marketing and Sales Support
 The Penn Mutual Life   (since June 1996), Senior Vice President, Annuity and
 Insurance Company      Pension Business (December 1993 to June 1996) Senior
 Philadelphia, PA 19172 Vice President, Individual Retirement Investment
                        Service (September 1993 to December 1993), Regional
                        Vice President, The Penn Mutual Life Insurance Company
                        (prior thereto).
-------------------------------------------------------------------------------
 Richard J. Liburdi     Senior Vice President, Career Agency System (since June
 The Penn Mutual Life   1996), Senior Vice President, Insurance and Life Sales
 Insurance Company      (January 1991 to June 1996), Vice President and Product
 Philadelphia, PA 19172 Manager (November 1988 to January 1991), Assistant Vice
                        President and Product Manager, The Penn Mutual Life
                        Insurance Company (prior thereto).
-------------------------------------------------------------------------------
 Nina M. Mulrooney      General Auditor (since November 1991), Assistant Vice
 The Penn Mutual Life   President, Corporate Accounting and Controls (December
 Insurance Company      1988 to November 1991), Director, Cost Accounting and
 Philadelphia, PA 19172 Budget, The Penn Mutual Life Insurance Company (prior thereto).
-------------------------------------------------------------------------------
 Harold E. Maude, Jr.   Senior Vice President, Independence Financial Network
 The Penn Mutual Life   (since July 1996), Vice President, Independence
 Insurance Company      Financial Network (1991 to July 1996), Regional
 Philadelphia, PA 19172 Director (1989 to 1991).
-------------------------------------------------------------------------------
 Peter M. Sherman       Senior Vice President and Chief Investment Officer
 The Penn Mutual Life   (since May 1996), Vice President, Investments (January
 Insurance Company      1996 to April 1996), Vice President, Fixed Income
 Philadelphia, PA 19172 Portfolio Management, The Penn Mutual Life Insurance
                        Company (prior thereto); President, Independence
                        Capital Management, Inc. (an investment advisory
                        organization and subsidiary of Penn Mutual), since
                        September 1995.

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STATE REGULATION

  Penn Mutual is subject to regulation by the Department of Insurance of the Commonwealth of Pennsylvania, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.
  We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

  A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

--------------------------------------------------------------------------------
EXPERTS

  The statement of assets and liabilities of Penn Mutual Variable Life Account I-Cornerstone VUL II/Variable EstateMax as of December 31, 1996, and the related statement of operations for the year then ended and the statements of changes in net assets for the year then ended and for the period May 1, 1995 (commencement of operations) to December 31, 1995, and the statutory statements of financial condition of The Penn Mutual Life Insurance Company as of December 31, 1996 and 1995 and the related statutory statements of operations, surplus and cash flows for the three years in the period ended December 31, 1996, included in this prospectus, have been audited by Coopers & Lybrand L.L.P., independent accountants. The reports and the financial statements have been included upon authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Peter R. Schaefer, F.S.A., M.A.A.A., Actuary of Penn Mutual, whose opinion is filed as an exhibit to the Registration Statement.

--------------------------------------------------------------------------------
LITIGATION

  No litigation is pending that would have a material effect upon the Separate Account or Penn Series.

--------------------------------------------------------------------------------
LEGAL MATTERS

  Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

  The financial statements of the Subaccounts and of Penn Mutual appear on the following pages. The financial statements of Penn Mutual should be distinguished from any financial statements of the Subaccounts and should be considered only as bearing upon Penn Mutual's ability to meet its obligations under the Policies.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
TO THE PENN MUTUAL LIFE INSURANCE COMPANY AND CONTRACT OWNERS
OF PENN MUTUAL VARIABLE LIFE ACCOUNT I--CORNERSTONE VUL II/VARIABLE ESTATE MAX:

We have audited the accompanying statement of assets and liabilities of Penn Mutual Variable Life Account I--Cornerstone VUL II/Variable Estate Max (VUL II/VMAX) [comprising, respectively, Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Value Equity Fund, Flexibly Managed Fund, Small Capitalization Fund, International Equity Fund, Balanced Portfolio, Limited Maturity Bond Portfolio, Capital Appreciation Portfolio (formerly TCI Growth Portfolio), Equity Income Portfolio, Growth Portfolio, and Asset Manager Portfolio] as of December 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets for the year then ended and the period from May 1, 1995 (commencement of operations) to December 31, 1995. These financial statements are the responsibility of the management of VUL II/VMAX. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Penn Mutual Variable Life Account I--Cornerstone VUL II/Variable Estate Max as of December 31, 1996, the results of its operations for the year then ended and its changes in net assets for the year then ended and the period from May 1, 1995 (commencement of operations) to December 31, 1995 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
April 7, 1997

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - VUL II/VARIABLE ESTATE MAX
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996

                                      MONEY MARKET MONEY MARKET QUALITY BOND HIGH YIELD BOND
                             TOTAL      FUND+(a)     FUND+(b)      FUND+          FUND+
                          ----------- ------------ ------------ ------------ ---------------
INVESTMENT IN COMMON
 STOCK:
 Number of shares.......                2,721,787     866,474       54,620        56,501
 Identified cost........  $32,739,350  $2,721,787    $866,474     $572,212      $510,015
ASSETS:
 Investments at value...  $33,510,725  $2,721,787    $866,474     $546,197      $503,423
 Dividends receivable...       14,523      11,104       3,419            0             0
LIABILITIES:
 Due to (from) The Penn
  Mutual Life Insurance
  Company...............       91,057      82,348       3,892          122           105
                          -----------  ----------    --------     --------      --------
NET ASSETS..............  $33,434,191  $2,650,543    $866,001     $546,075      $503,318
                          ===========  ==========    ========     ========      ========
Variable life accumula-
 tion units.............                  247,647      80,811       47,590        41,747
Accumulation unit val-
 ues....................               $    10.70    $  10.72     $  11.47      $  12.06

--------------------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - VUL II/VARIABLE ESTATE MAX
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996


                                      MONEY MARKET MONEY MARKET QUALITY BOND HIGH YIELD BOND
                             TOTAL      FUND+(A)     FUND+(B)      FUND+          FUND+
                          ----------- ------------ ------------ ------------ ---------------
INVESTMENT INCOME:
 Dividends..............  $   612,816  $   96,731    $ 21,290     $ 34,073      $ 36,843
EXPENSE:
 Mortality and expense
  risk charges..........      154,468      18,162       3,982        1,812         2,276
                          -----------  ----------    --------     --------      --------
 Net investment income..      458,348      78,569      17,308       32,261        34,567
                          -----------  ----------    --------     --------      --------
REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
 Realized gains (losses)
  from redemption of
  shares of Penn Series
  Funds, Inc............        2,709           0           0           94           360
 Capital gains distribu-
  tions.................      917,424           0           0            0             0
                          -----------  ----------    --------     --------      --------
 Net realized gains
  (losses)..............      920,133           0           0           94           360
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments...........      785,327           0           0      (24,231)       (2,192)
                          -----------  ----------    --------     --------      --------
 Net realized and
  unrealized gains
  (losses) on
  investments...........    1,705,460           0           0      (24,137)       (1,832)
                          -----------  ----------    --------     --------      --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $ 2,163,808  $   78,569    $ 17,308     $  8,124      $ 32,735
                          ===========  ==========    ========     ========      ========

-----------------------
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger & Berman Advisers Management Trust.

+++ Investment in American Century Variable Portfolios, Inc. (TCI Growth Portfolio changed to Capital Appreciation Portfolio as of May 1, 1997).

++++ Investment in Fidelity Investments' Variable Insurance Products Funds I
     and II.
(a)  Represents only the Cornerstone VUL II product.
(b)  Represents only the Variable Estate Max product.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                             FLEXIBLY      SMALL      INTERNATIONAL                LIMITED
 GROWTH EQUITY VALUE EQUITY  MANAGED   CAPITALIZATION    EQUITY      BALANCED   MATURITY BOND
     FUND+        FUND+       FUND+        FUND+          FUND+     PORTFOLIO++  PORTFOLIO++
 ------------- ------------ ---------- -------------- ------------- ----------- -------------
     17,523        247,116     430,952      103,024       162,866      32,980       15,640
   $383,627     $4,510,103  $8,050,766   $1,230,184    $2,521,631    $522,217     $217,956
   $376,047     $4,774,282  $8,076,040   $1,290,887    $2,542,333    $525,047     $219,743
          0              0           0            0             0           0            0
         83          1,035       1,792       (1,489)          552         131           49
   --------     ----------  ----------   ----------    ----------    --------     --------
   $375,964     $4,773,247  $8,074,248   $1,292,376    $2,541,781    $524,916     $219,694
   ========     ==========  ==========   ==========    ==========    ========     ========
     27,281        319,544     621,124       97,253       193,714      43,651       20,059
   $  13.78     $    14.94  $    13.00   $    13.29    $    13.12    $  12.03     $  10.95
---------------------------------------------------------------------------------------------
                             FLEXIBLY      SMALL      INTERNATIONAL                LIMITED
 GROWTH EQUITY VALUE EQUITY  MANAGED   CAPITALIZATION    EQUITY      BALANCED   MATURITY BOND
     FUND+        FUND+       FUND+        FUND+          FUND+     PORTFOLIO++  PORTFOLIO++
 ------------- ------------ ---------- -------------- ------------- ----------- -------------
   $  1,635     $   51,995  $  259,738   $    6,965    $   83,272    $  3,556     $  4,961
      1,669         19,807      37,310        5,420        10,480       2,798        1,062
   --------     ----------  ----------   ----------    ----------    --------     --------
        (34)        32,188     222,428        1,545        72,792         758        3,899
   --------     ----------  ----------   ----------    ----------    --------     --------
        (39)         1,827       1,306        1,590          (805)        926          (33)
     36,293        194,155     338,828       47,534       110,931      19,775            0
   --------     ----------  ----------   ----------    ----------    --------     --------
     36,254        195,982     340,134       49,124       110,126      20,701          (33)
     (2,111)       264,271      61,997       62,662        13,930       2,836          898
   --------     ----------  ----------   ----------    ----------    --------     --------
     34,143        460,253     402,131      111,786       124,056      23,537          865
   --------     ----------  ----------   ----------    ----------    --------     --------
   $ 34,109     $  492,441  $  624,559   $  113,331    $  196,848    $ 24,295     $  4,764
   ========     ==========  ==========   ==========    ==========    ========     ========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - VUL II/VARIABLE ESTATE MAX
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996 (CONT'D.)

                            CAPITAL
                          APPRECIATION EQUITY INCOME    GROWTH     ASSET MANAGER
                          PORTFOLIO+++ PORTFOLIO++++ PORTFOLIO++++ PORTFOLIO++++
                          ------------ ------------- ------------- -------------
INVESTMENT IN COMMON
 STOCK:
 Number of shares.......      155,575      172,796       164,733       42,038
 Identified cost........   $1,728,534   $3,347,783    $4,904,041     $652,020
ASSETS:
 Investments at value...    1,593,085    3,633,895     5,129,774      711,711
 Dividends receivable...            0            0             0            0
LIABILITIES:
 Due to (from) The Penn
  Mutual Life Insurance
  Company...............          401          799         1,076          161
                           ----------   ----------    ----------     --------
NET ASSETS..............   $1,592,684   $3,633,096    $5,128,698     $711,550
                           ==========   ==========    ==========     ========
Variable life accumula-
 tion units.............      139,698      268,476       364,202       56,043
Accumulation unit val-
 ues....................   $    11.40   $    13.53    $    14.08     $  12.70

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - VUL II/VARIABLE ESTATE MAX
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996 (CONT'D.)
                            CAPITAL
                          APPRECIATION EQUITY INCOME    GROWTH     ASSET MANAGER
                          PORTFOLIO+++ PORTFOLIO++++ PORTFOLIO++++ PORTFOLIO++++
                          ------------ ------------- ------------- -------------
INVESTMENT INCOME:
 Dividends..............   $        0   $    2,337    $    2,539     $  6,881
EXPENSE:
 Mortality and expense
  risk charges .........        8,636       16,925        23,494          635
                           ----------   ----------    ----------     --------
 Net investment income..       (8,636)     (14,588)      (20,955)       6,246
                           ----------   ----------    ----------     --------
REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
 Realized gains (losses)
  from redemption of
  shares
  of Penn Series Funds,
  Inc. .................         (378)      (1,148)       (1,555)         564
 Capital gains distribu-
  tions.................       68,944       31,190        64,100        5,674
                           ----------   ----------    ----------     --------
 Net realized gains
  (losses)..............       68,566       30,042        62,545        6,238
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments...........     (135,169)     253,509       235,591       53,336
                           ----------   ----------    ----------     --------
 Net realized and
  unrealized gains
  (losses) on
  investments...........      (66,603)     283,551       298,136       59,574
                           ----------   ----------    ----------     --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........   $  (75,239)  $  268,963    $  277,181     $ 65,820
                           ==========   ==========    ==========     ========

-----------------------
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger & Berman Advisers Management Trust.
+++ Investment in American Century Variable Portfolios, Inc. (TCI Growth Portfolio changed to Capital Appreciation Portfolio as of May 1, 1997).
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I
     and II.
(a)  Represents only the Cornerstone VUL II product.
(b)  Represents only the Variable Estate Max product.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - VUL II/VARIABLE ESTATE MAX
STATEMENT OF CHANGES IN NET ASSETS - FOR THE YEAR ENDED DECEMBER 31, 1996, AND THE PERIOD MAY 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995

                                                            MONEY                MONEY MARKET
                                  TOTAL                MARKET FUND+(a)             FUND+(b)
                          -----------------------  ------------------------  ----------------------
                             1996         1995        1996         1995         1996        1995
                          -----------  ----------  -----------  -----------  -----------  ---------
OPERATIONS:
 Net investment income
  (loss)................  $   458,348  $   82,891  $    78,569  $    15,227  $    17,308  $     719
 Net realized gain
  (loss) from investment
  transactions..........      920,133     107,693            0            0            0          0
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments...........      785,327     (13,949)           0            0            0          0
                          -----------  ----------  -----------  -----------  -----------  ---------
Net increase (decrease)
 in net assets resulting
 from operations........    2,163,808     176,635       78,569       15,227       17,308        719
                          -----------  ----------  -----------  -----------  -----------  ---------
VARIABLE LIFE
 ACTIVITIES:
 Purchase payments under
  variable life
  contracts.............   29,546,396   5,759,715   15,559,938    4,084,747    2,858,896    440,146
 Surrender benefits.....     (253,954)        (34)     (13,953)           0            0          0
 Net transfers..........     (350,840)    471,816  (13,489,878)  (2,833,877)  (2,006,542)  (364,402)
 Contract administration
  charges...............   (1,438,914)   (141,962)    (205,795)     (45,854)     (50,964)    (7,862)
 Cost of insurance......   (2,256,403)   (242,072)    (408,772)     (89,809)     (17,733)    (3,565)
                          -----------  ----------  -----------  -----------  -----------  ---------
Net increase in net
 assets resulting from
 variable life
 activities.............   25,246,285   5,847,463    1,441,540    1,115,207      783,657     64,317
                          -----------  ----------  -----------  -----------  -----------  ---------
Total increase in net
 assets.................   27,410,093   6,024,098    1,520,109    1,130,434      800,965     65,036
NET ASSETS:
 Beginning of period....    6,024,098           0    1,130,434            0       65,036          0
                          -----------  ----------  -----------  -----------  -----------  ---------
 END OF PERIOD..........  $33,434,191  $6,024,098  $ 2,650,543  $ 1,130,434  $   866,001  $  65,036
                          ===========  ==========  ===========  ===========  ===========  =========
                                 QUALITY                 HIGH YIELD                 GROWTH
                                BOND FUND+               BOND FUND+              EQUITY FUND+
                          -----------------------  ------------------------  ----------------------
                             1996         1995        1996         1995         1996        1995
                          -----------  ----------  -----------  -----------  -----------  ---------
OPERATIONS:
 Net investment income
  (loss)................  $    32,261  $    4,811  $    34,567  $     7,715  $       (34) $      74
 Net realized gain
  (loss) from investment
  transactions..........           94         122          360            2       36,254      6,719
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments...........      (24,231)     (1,784)      (2,192)      (4,400)      (2,111)    (5,469)
                          -----------  ----------  -----------  -----------  -----------  ---------
Net increase (decrease)
 in net assets resulting
 from operations........        8,124       3,149       32,735        3,317       34,109      1,324
                          -----------  ----------  -----------  -----------  -----------  ---------
VARIABLE LIFE
 ACTIVITIES:
 Purchase payments under
  variable life
  contracts.............      154,180      31,077      165,686       10,712      152,803     16,993
 Surrender benefits.....       (2,649)          0       (2,074)           0         (842)         0
 Net transfers..........      336,072      56,550      262,002       81,913      181,764     36,960
 Contract administration
  charges...............      (13,801)     (1,442)     (18,004)      (1,270)     (16,807)    (1,346)
 Cost of insurance......      (22,987)     (2,198)     (29,457)      (2,242)     (26,209)    (2,785)
                          -----------  ----------  -----------  -----------  -----------  ---------
Net increase in net
 assets resulting from
 variable life
 activities.............      450,815      83,987      378,153       89,113      290,709     49,822
                          -----------  ----------  -----------  -----------  -----------  ---------
Total increase in net
 assets.................      458,939      87,136      410,888       92,430      324,818     51,146
NET ASSETS:
 Beginning of period....       87,136           0       92,430            0       51,146          0
                          -----------  ----------  -----------  -----------  -----------  ---------
 END OF PERIOD..........  $   546,075  $   87,136  $   503,318  $    92,430  $   375,964  $  51,146
                          ===========  ==========  ===========  ===========  ===========  =========

-----------------------
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger & Berman Advisers Management Trust

+++ Investment in American Century Variable Portfolios, Inc. (TCI Growth Portfolio changed to Capital Appreciation Portfolio as of May 1, 1997).

++++ Investment in Fidelity Investments' Variable Insurance Products Funds I
     and II.
(a)  Represents only the Cornerstone VUL II product
(b)  Represents only the Variable Estate Max product

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - VUL II/VARIABLE ESTATE MAX
STATEMENT OF CHANGES IN NET ASSETS - FOR THE YEAR ENDED DECEMBER 31, 1996, AND THE PERIOD MAY 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995 (CONT'D.)

                                 VALUE                FLEXIBLY          SMALL CAPITALIZATION
                             EQUITY FUND+           MANAGED FUND+               FUND+
                          --------------------  ----------------------  -----------------------
                             1996       1995       1996        1995        1996        1995
                          ----------  --------  ----------  ----------  -----------  ----------
OPERATIONS:
 Net investment income
  (loss)................  $   32,188  $ 10,368  $  222,428  $   37,212  $     1,545  $     799
 Net realized gain
  (loss) from investment
  transactions..........     195,982    49,190     340,134      48,262       49,124      3,427
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments...........     264,271       (91)     61,997     (36,724)      62,662     (1,959)
                          ----------  --------  ----------  ----------  -----------  ---------
Net increase (decrease)
 in net assets resulting
 from operations........     492,441    59,467     624,559      48,750      113,331      2,267
                          ----------  --------  ----------  ----------  -----------  ---------
VARIABLE LIFE
 ACTIVITIES:
 Purchase payments under
  variable life
  contracts.............   1,360,144   136,674   2,664,444     361,651      498,674     66,532
 Surrender benefits.....     (32,419)        0     (74,122)        (14)     (13,130)       (10)
 Net transfers..........   2,385,789   772,784   4,216,930   1,057,640      660,016    106,381
 Contract administration
  charges...............    (141,826)  (11,403)   (285,785)    (26,150)     (52,877)    (4,603)
 Cost of insurance......    (226,508)  (21,896)   (469,401)    (44,254)     (78,480)    (5,725)
                          ----------  --------  ----------  ----------  -----------  ---------
Net increase in net
 assets resulting from
 variable life
 activities.............   3,345,180   876,159   6,052,066   1,348,873    1,014,203    162,575
                          ----------  --------  ----------  ----------  -----------  ---------
Total increase in net
 assets.................   3,837,621   935,626   6,676,625   1,397,623    1,127,534    164,842
NET ASSETS:
 Beginning of period....     935,626         0   1,397,623           0      164,842          0
                          ----------  --------  ----------  ----------  -----------  ---------
 END OF PERIOD..........  $4,773,247  $935,626  $8,074,248  $1,397,623  $ 1,292,376  $ 164,842
                          ==========  ========  ==========  ==========  ===========  =========
                             INTERNATIONAL            BALANCED            LIMITED MATURITY
                             EQUITY FUND+            PORTFOLIO++          BOND PORTFOLIO++
                          --------------------  ----------------------  -----------------------
                             1996       1995       1996        1995        1996        1995
                          ----------  --------  ----------  ----------  -----------  ----------
OPERATIONS:
 Net investment income
  (loss)................  $   72,792  $  5,449  $      758  $     (169) $     3,899  $     (76)
 Net realized gain
  (loss) from investment
  transactions..........     110,126        25      20,701          28          (33)         4
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments...........      13,930     6,773       2,836          (6)         898        889
                          ----------  --------  ----------  ----------  -----------  ---------
Net increase (decrease)
 in net assets resulting
 from operations........     196,848    12,247      24,295        (147)       4,764        817
                          ----------  --------  ----------  ----------  -----------  ---------
VARIABLE LIFE
 ACTIVITIES:
 Purchase payments under
  variable life
  contracts.............     861,883   124,822     360,163      20,792       89,190      6,858
 Surrender benefits.....     (17,014)        0      (6,240)          0         (135)         0
 Net transfers..........   1,483,081   143,874     120,901      86,515      103,331     32,606
 Contract administration
  charges...............    (102,391)   (6,540)    (28,971)     (1,898)      (5,179)      (503)
 Cost of insurance......    (144,055)  (10,974)    (46,800)     (3,694)     (11,238)      (817)
                          ----------  --------  ----------  ----------  -----------  ---------
Net increase in net
 assets resulting from
 variable life
 activities.............   2,081,504   251,182     399,053     101,715      175,969     38,144
                          ----------  --------  ----------  ----------  -----------  ---------
Total increase in net
 assets.................   2,278,352   263,429     423,348     101,568      180,733     38,961
NET ASSETS:
 Beginning of period....     263,429         0     101,568           0       38,961          0
                          ----------  --------  ----------  ----------  -----------  ---------
 END OF PERIOD..........  $2,541,781  $263,429  $  524,916  $  101,568  $   219,694  $  38,961
                          ==========  ========  ==========  ==========  ===========  =========

-----------------------
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger & Berman Advisers Management Trust
+++ Investment in American Century Variable Portfolios, Inc. (TCI Growth Portfolio changed to Capital Appreciation Portfolio as of May 1, 1997).
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I
     and II.
(a)  Represents only the Cornerstone VUL II product
(b)  Represents only the Variable Estate Max product

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - VUL II/VARIABLE ESTATE MAX
STATEMENT OF CHANGES IN NET ASSETS - FOR THE YEAR ENDED DECEMBER 31, 1996, AND THE PERIOD MAY 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995 (CONT'D.)

                          CAPITAL APPRECIATION       EQUITY INCOME            GROWTH            ASSET MANAGER
                              PORTFOLIO+++           PORTFOLIO++++         PORTFOLIO++++        PORTFOLIO++++
                          ----------------------- --------------------  --------------------  ------------------
                             1996        1995        1996       1995       1996       1995      1996      1995
                          -----------  ---------- ----------  --------  ----------  --------  --------  --------
OPERATIONS:
 Net investment income
  (loss)................  $    (8,636) $    (476) $  (14,588) $  2,557  $  (20,955) $   (946) $  6,246  $   (373)
 Net realized gain
  (loss) from investment
  transactions..........       68,566        469      30,042      (243)     62,545      (309)    6,238        (3)
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments...........    (135,169)       (280)    253,509    32,603     235,591    (9,857)   53,336     6,356
                          -----------  ---------  ----------  --------  ----------  --------  --------  --------
Net increase (decrease)
 in net assets resulting
 from operations........      (75,239)      (287)    268,963    34,917     277,181   (11,112)   65,820     5,980
                          -----------  ---------  ----------  --------  ----------  --------  --------  --------
VARIABLE LIFE
 ACTIVITIES:
 Purchase payments under
  variable life
  contracts.............      840,551     89,544   1,456,967   119,945   2,213,494   219,332   309,383    29,890
 Surrender benefits.....      (20,881)         0     (31,547)        0     (34,941)      (10)   (4,007)        0
 Net transfers..........      798,967    213,357   1,764,383   411,297   2,566,211   537,988   266,133   132,230
 Contract administration
  charges...............      (98,540)    (6,609)   (144,237)   (9,829)   (246,323)  (14,116)  (27,414)   (2,537)
 Cost of insurance......     (137,884)   (10,295)   (222,108)  (15,655)   (356,315)  (22,691)  (58,456)   (5,472)
                          -----------  ---------  ----------  --------  ----------  --------  --------  --------
Net increase in net
 assets resulting from
 variable life
 activities.............    1,382,213    285,997   2,823,458   505,758   4,142,126   720,503   485,639   154,111
                          -----------  ---------  ----------  --------  ----------  --------  --------  --------
Total increase in net
 assets.................    1,306,974    285,710   3,092,421   540,675   4,419,307   709,391   551,459   160,091
NET ASSETS:
 Beginning of period....      285,710          0     540,675         0     709,391         0   160,091         0
                          -----------  ---------  ----------  --------  ----------  --------  --------  --------
 END OF PERIOD..........  $ 1,592,684  $ 285,710  $3,633,096  $540,675  $5,128,698  $709,391  $711,550  $160,091
                          ===========  =========  ==========  ========  ==========  ========  ========  ========

-----------------------
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger & Berman Advisers Management Trust
+++ Investment in American Century Variable Portfolio, Inc. (TCI Growth Portfolio changed to Capital Appreciation Portfolio as of May 1, 1997).
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I
     and II.
(a)  Represents only the Cornerstone VUL II product
(b)  Represents only the Variable Estate Max product


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - CORNERSTONE VUL II/VARIABLE ESTATE MAX NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1996

--------------------------------------------------------------------------------
NOTE 1.

  The significant accounting policies of Penn Mutual Variable Life Account I--Cornerstone VUL II/Variable Estate Max sub-accounts (Cornerstone II/Estate Max) are as follows:

  For presentation purposes the Cornerstone VUL II and Variable Estate Max products are presented in one financial statement.

  GENERAL - Cornerstone II/Estate Max were established by The Penn Mutual Life Insurance Company (Penn Mutual) under the provisions of the Pennsylvania Insurance Law. Penn Mutual has structured Cornerstone II/Estate Max as a unit investment trust registered under the Investment Company Act of 1940. Cornerstone II/Estate Max offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Contract owners may borrow up to a specific amount depending on policy value at any time by submitting a written request for a policy loan. The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported values of assets and liabilities as of December 31, 1996 and the reported amounts from operations and contract transactions during 1996 and 1995. Actual results could differ from those estimates.

  INVESTMENTS - Assets of Cornerstone II/Estate Max are invested in shares of Penn Series Funds, Inc. (Penn Series): Money Market, Quality Bond, High
  Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity Fund and Small Capitalization Funds; Neuberger and Berman Advisers Management Trust (AMT): Limited Maturity Bond and Balanced Portfolios
--------------------------------------------------------------------------------
NOTE 2.

  For the year ended December 31, 1996 and the period May 1, 1995
  (commencement of operations) to December 31, 1995 transactions in Cornerstone II/Estate Max were as follows:

                               MONEY MARKET          QUALITY BOND         HIGH YIELD         GROWTH EQUITY
                                  FUND+                  FUND+            BOND FUND+            FUND +
                          -----------------------  ------------------  -----------------  --------------------
                             1996         1995       1996      1995      1996     1995       1996       1995
                          -----------  ----------  --------  --------  --------  -------  ----------  --------
Shares purchased........   12,518,440   3,348,369    56,687     9,741    60,481   10,274      17,079     2,786
Shares received from re-
 investment of:
 Net investment income..      118,022      19,306     3,407       486     4,135      952          76        10
 Capital gains distribu-
  tion..................            0           0         0         0         0                1,691       337
                          -----------  ----------  --------  --------  --------  -------  ----------  --------
Total shares acquired...   12,636,462   3,367,675    60,094    10,227    64,616   11,226      18,846     3,133
Shares redeemed.........  (10,154,039) (2,261,837)  (13,985)   (1,716)  (19,068)    (273)     (3,881)     (575)
                          -----------  ----------  --------  --------  --------  -------  ----------  --------
Net increase in shares
 owned..................    2,482,423   1,105,838    46,109     8,511    45,548   10,953      14,965     2,558
Shares owned beginning
 of period..............    1,105,838           0     8,511         0    10,953        0       2,558         0
                          -----------  ----------  --------  --------  --------  -------  ----------  --------
Shares owned end of pe-
 riod...................    3,588,261   1,105,838    54,620     8,511    56,501   10,953      17,523     2,558
                          ===========  ==========  ========  ========  ========  =======  ==========  ========
Cost of shares acquired.  $12,636,462  $3,367,675  $626,412  $106,815  $585,899  $99,320  $  413,350  $ 69,532
Proceeds from shares re-
 deemed.................  $10,154,039  $2,261,837  $143,226  $ 18,005  $173,086  $ 2,480  $   86,303  $ 12,868
                                                                           LIMITED              CAPITAL
                              INTERNATIONAL            BALANCED         MATURITY BOND        APPRECIATION
                               EQUITY FUND+           PORTFOLIO++        PORTFOLIO++         PORTFOLIO+++
                          -----------------------  ------------------  -----------------  --------------------
                             1996         1995       1996      1995      1996     1995       1996       1995
                          -----------  ----------  --------  --------  --------  -------  ----------  --------
Shares purchased........      171,806      18,851    35,598     6,311    23,930    2,748     133,027    28,845
Shares received from re-
 investment of:
 Net investment income..        5,335         413       233         0       368        0           0         0
 Capital gains distribu-
  tion..................        7,106           0     1,296         0         0        0       6,448         0
                          -----------  ----------  --------  --------  --------  -------  ----------  --------
Total shares acquired...      184,247      19,264    37,127     6,311    24,298    2,748     139,475    28,845
Shares redeemed.........      (39,588)     (1,057)   (9,945)     (513)  (11,307)     (99)     (7,594)   (5,151)
                          -----------  ----------  --------  --------  --------  -------  ----------  --------
Net increase in shares
 owned..................      144,659      18,207    27,182     5,798    12,991    2,649     131,881    23,694
Shares owned beginning
 of period..............       18,207           0     5,798         0     2,649        0      23,694         0
                          -----------  ----------  --------  --------  --------  -------  ----------  --------
Shares owned end of pe-
 riod...................      162,866      18,207    32,980     5,798    15,640    2,649     155,575    23,694
                          ===========  ==========  ========  ========  ========  =======  ==========  ========
Cost of shares acquired.  $ 2,884,014  $  271,701  $582,671  $110,500  $337,832  $39,519  $1,523,998  $347,755
Proceeds from shares re-
 deemed.................  $   618,269  $   15,037  $162,966  $  8,942  $157,920  $ 1,446  $   81,197  $ 62,319

The cost of shares redeemed is determined on a last-in, first-out basis.
-----------------------
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger & Berman Advisers Management Trust
+++ Investment in American Century Variable Portfolios, Inc. (TCI Growth Portfolio changed to Capital Appreciation Portfolio as of May 1, 1997).
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 1., CONT'D.

  American Century Variable Portfolios, Inc. (American Century): Capital Appreciation Portfolio; and Fidelity Investments' Variable Insurance Products (Fidelity): Equity Income, Growth, and Asset Manager Portfolios. Penn Series, AMT, American Century, and Fidelity are open-end diversified investment companies. The shares are carried at market value as determined by the underlying net asset value of the respective Funds or Portfolios. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis.

  FEDERAL INCOME TAXES - Penn Mutual is taxed under federal law as a life insurance company. Cornerstone II/Estate Max is part of Penn Mutual's total operations and is not taxed separately. Under existing federal law, no taxes are payable on investment income and realized gains of Cornerstone II/Estate Max.
--------------------------------------------------------------------------------


                                                            SMALL
    VALUE EQUITY                                        CAPITALIZATION
       FUND+             FLEXIBLY MANAGED FUND+             FUND+
---------------------    -------------------------   -----------------------
   1996        1995         1996          1995          1996         1995
----------   --------    ----------    ----------    ----------    --------
   192,908     57,004       342,661        81,492       114,111      16,139
     2,691        810        13,860         2,328           556         116
    10,049      2,944        18,080         2,750         3,801         305
----------   --------    ----------    ----------    ----------    --------
   205,648     60,758       374,601        86,570       118,468      16,560
   (16,010)    (3,280)      (23,982)       (6,237)      (30,486)     (1,518)
----------   --------    ----------    ----------    ----------    --------
   189,638     57,478       350,619        80,333        87,982      15,042
    57,478          0        80,333             0        15,042           0
----------   --------    ----------    ----------    ----------    --------
   247,116     57,478       430,952        80,333       103,024      15,042
==========   ========    ==========    ==========    ==========    ========
$3,863,030   $991,706    $7,070,311    $1,547,895    $1,430,164    $183,496
$  290,587   $ 57,139    $  455,369    $  113,783    $  368,391    $ 16,757
                                                            ASSET
   EQUITY INCOME                 GROWTH                    MANAGER
   PORTFOLIO++++             PORTFOLIO++++              PORTFOLIO++++
---------------------    -------------------------   -----------------------
   1996        1995         1996          1995          1996         1995
----------   --------    ----------    ----------    ----------    --------
   167,613     30,938       145,505        27,337        37,160      10,425
        56        204            92             0           456           0
     1,654          0         2,307             0           376           0
----------   --------    ----------    ----------    ----------    --------
   169,323     31,142       147,904        27,337        37,992      10,425
   (24,588)    (3,081)       (7,468)       (3,040)       (6,094)       (285)
----------   --------    ----------    ----------    ----------    --------
   144,735     28,061       140,436        24,297        31,898      10,140
    28,061          0        24,297             0        10,140           0
----------   --------    ----------    ----------    ----------    --------
   172,796     28,061       164,733        24,297        42,038      10,140
==========   ========    ==========    ==========    ==========    ========
$3,317,836   $566,137    $4,408,108    $  810,160    $  596,147    $158,075
$  477,046   $ 57,753    $  221,841    $   90,521    $   98,446    $  4,317

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I - CORNERSTONE VUL II/VARIABLE ESTATE MAX NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1996 (CONT'D)

--------------------------------------------------------------------------------
NOTE 3.

  Operations are charged for mortality and expense risks assumed by Penn Mutual as determined daily at a current annual rate guaranteed never to exceed 0.90% of the average value of Cornerstone II/Estate Max.

  On the date of issue and on each monthly anniversary a monthly deduction is made from the policy value. The monthly deduction consists of (1) insurance charges (2) administrative charges and (3) any charges for additional benefits added by supplemental agreements to a policy. See original policy documents for specific charges assessed.

  If a policy is surrendered within the first 11 years in Cornerstone VUL II or the first 13 years for Variable Estate Max, a contingent deferred sales charge and/or contingent deferred administrative charge will be assessed. These charges will be deducted before any surrender proceeds are paid. See original policy document for specific charges assessed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES OF
THE PENN MUTUAL LIFE INSURANCE COMPANY
PHILADELPHIA, PENNSYLVANIA

We have audited the accompanying statutory statements of financial condition of The Penn Mutual Life Insurance Company as of December 31, 1996 and 1995, and the related statutory statements of operations, surplus and cash flows for the three years in the period ended December 31, 1996. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania
(SAP), which practices differ from generally accepted accounting principles
(GAAP). The effects on the financial statements of the variances between SAP and GAAP are described in Note 1 to the financial statements.

In our report dated January 26, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects, the financial position of The Penn Mutual Life Insurance Company as of December 31, 1995, and the results of its operations, and its cash flows for the two years then ended in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of mutual life insurance enterprises issued or reissued after 1996, which are prepared in accordance with SAP, are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements as presented herein is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the second preceding paragraph, the financial statements referred to above do not present fairly, in conformity with GAAP, the financial position of The Penn Mutual Life Insurance Company as of December 31, 1996 and 1995, or the results of its operations or its cash flows for the three years in the period ended December 31, 1996.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial condition of The Penn Mutual Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the three years in the period ended December 31, 1996, on the basis of accounting described in Note 1.

As discussed in Note 2 to the financial statements, during 1995, the Company changed its accounting method for certain components of the federal income tax expense. Also as discussed in Note 2, in 1996 and 1995, the Company changed the reserve valuation basis for disability income and certain annuity contracts, respectively.

Coopers & Lybrand L.L.P

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 28, 1997

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
STATEMENTS OF FINANCIAL CONDITION

DECEMBER 31,                                                  1996       1995
--------------------------------------------------------------------------------
(in thousands of dollars)
ASSETS
Bonds....................................................  $4,541,972 $3,695,516
Stocks
 Preferred...............................................      13,042     15,049
 Common--affiliated......................................     205,574    171,193
--unaffiliated...........................................         160      8,182
Mortgage loans...........................................     117,046    960,692
Real estate..............................................      99,575    138,329
Policy loans.............................................     409,344    422,865
Cash and short-term investments..........................      14,532     75,962
Other invested assets....................................      76,500     59,561
                                                           ---------- ----------
 TOTAL CASH AND INVESTED ASSETS..........................   5,477,745  5,547,349
Investment income due and accrued........................      83,573     94,350
Premiums due and deferred................................      25,297     26,926
Other assets.............................................      36,479     41,082
Separate account assets..................................   1,225,038    911,683
                                                           ---------- ----------
 TOTAL ASSETS............................................  $6,848,132 $6,621,390
                                                           ========== ==========
LIABILITIES
Reserves and funds for payment of future life and annuity
 benefits................................................  $4,948,254 $5,064,298
Dividends to policyholders payable in the following year.      69,445     72,653
Policy claims in process.................................      25,626     27,241
Interest maintenance reserve.............................      18,716     36,084
Asset valuation reserve..................................      77,408     83,157
Other liabilities........................................     103,871     77,063
Separate account liabilities.............................   1,225,038    905,960
                                                           ---------- ----------
 TOTAL LIABILITIES.......................................   6,468,358  6,266,456
                                                           ---------- ----------
SURPLUS
Special surplus funds....................................       1,629      1,576
Unassigned surplus.......................................     378,145    353,358
                                                           ---------- ----------
 TOTAL...................................................     379,774    354,934
                                                           ---------- ----------
  TOTAL LIABILITIES AND SURPLUS..........................  $6,848,132 $6,621,390
                                                           ========== ==========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31,                 1996        1995        1994
---------------------------------------------------------------------------------
(in thousands of dollars)
INCOME
Premium and annuity considerations..........  $  641,183  $  710,442  $  771,547
Net investment income.......................     455,278     456,108     446,354
Other income................................       3,340      (5,632)     10,497
                                              ----------  ----------  ----------
 TOTAL INCOME...............................   1,099,801   1,160,918   1,228,398
                                              ----------  ----------  ----------
BENEFITS AND EXPENSES
Benefits paid to policyholders and benefi-
 ciaries....................................     816,583     859,798     766,598
Increase (decrease) in reserves and funds
 for payment of future life and annuity
 benefits...................................    (135,705)    (50,775)     54,380
Commissions.................................      37,487      38,044      45,579
Operating expenses..........................     110,194     116,673     124,920
Net transfers to separate accounts..........     125,532      86,944     128,773
                                              ----------  ----------  ----------
 TOTAL BENEFITS AND EXPENSES................     954,091   1,050,684   1,120,250
                                              ----------  ----------  ----------
 INCOME FROM OPERATIONS BEFORE DIVIDENDS AND
  FEDERAL INCOME TAXES......................     145,710     110,234     108,148
Dividends to policyholders..................      65,996      70,057      69,098
                                              ----------  ----------  ----------
 INCOME FROM OPERATIONS BEFORE FEDERAL IN-
  COME TAXES................................      79,714      40,177      39,050
Federal income tax expense (benefit)........      13,073     (52,442)        197
                                              ----------  ----------  ----------
 INCOME FROM OPERATIONS.....................      66,641      92,619      38,853
Net realized capital losses, net of taxes...      40,736      91,890      37,399
                                              ----------  ----------  ----------
 NET INCOME.................................      25,905         729       1,454
SURPLUS
Change in asset valuation reserve...........       5,749      28,728      29,060
Change in net unrealized capital gains and
 losses.....................................       5,433       2,395      (3,376)
Changes in accounting methods, net of taxes.     (14,773)      7,984          --
Other.......................................       2,526        (223)      8,618
                                              ----------  ----------  ----------
 TOTAL CONTRIBUTION TO SURPLUS..............      24,840      39,613      35,756
 Surplus, Beginning of Year.................     354,934     315,321     279,565
                                              ----------  ----------  ----------
 SURPLUS, END OF YEAR.......................  $  379,774  $  354,934  $  315,321
                                              ==========  ==========  ==========


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,                 1996        1995        1994
---------------------------------------------------------------------------------
(in thousands of dollars)
CASH PROVIDED
Net cash from operations:
 Premium and annuity considerations.......... $  642,997  $  708,301  $  767,017
 Net investment income.......................    429,532     439,508     420,917
 Other income................................     76,756      (2,511)     15,704
                                              ----------  ----------  ----------
                                               1,149,285   1,145,298   1,203,638
 Benefits to policyholders...................    816,297     871,983     750,019
 Commissions.................................     37,456      38,139      45,540
 Operating expenses and taxes................    107,115     152,907      96,050
 Net transfers to separate accounts..........    165,495      86,944     129,858
 Dividends to policyholders..................     69,204      69,804      70,246
 Net decrease in policy loans................    (12,884)    (15,202)    (22,361)
                                              ----------  ----------  ----------
  NET CASH FROM OPERATIONS...................    (33,398)    (59,277)    134,286
                                              ----------  ----------  ----------
Investments sold, matured or repaid:
 Bonds.......................................  1,079,993   1,410,126   1,038,593
 Stocks......................................     27,131      95,347     197,503
 Mortgage loans..............................    819,237     102,394      45,255
 Real estate and other invested assets.......     36,968      10,837      12,701
                                              ----------  ----------  ----------
  Total investments sold, matured or repaid..  1,963,329   1,618,704   1,294,052
Taxes on realized investment gains...........     (3,694)      3,253     (17,722)
Other cash provided..........................      5,852       4,275      10,035
                                              ----------  ----------  ----------
                                               1,965,487   1,626,232   1,286,365
                                              ----------  ----------  ----------
  TOTAL CASH PROVIDED........................  1,932,089   1,566,955   1,420,651
                                              ----------  ----------  ----------
CASH APPLIED
Cost of investments acquired:
 Bonds.......................................  1,916,791   1,357,008   1,218,880
 Stocks......................................     15,035      26,114     131,248
 Mortgage loans..............................     38,768     100,466      71,427
 Real estate and other invested assets.......     17,456       8,970      14,909
                                              ----------  ----------  ----------
  Total cost of investments acquired.........  1,988,050   1,492,558   1,436,464
Other cash applied...........................      5,469       6,231      24,452
                                              ----------  ----------  ----------
  TOTAL CASH APPLIED.........................  1,993,519   1,498,789   1,460,916
                                              ----------  ----------  ----------
Net change in cash and short-term invest-
 ments.......................................    (61,430)     68,166     (40,265)
Cash and short-term investments:
 Beginning of year...........................     75,962       7,796      48,061
                                              ----------  ----------  ----------
 END OF YEAR................................. $   14,532  $   75,962  $    7,796
                                              ==========  ==========  ==========

   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
(IN THOUSANDS OF DOLLARS)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

NATURE OF OPERATIONS

The Penn Mutual Life Insurance Company (the "Company"), is a mutual life insurance company which concentrates primarily in the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, yearly renewable term, universal life, variable life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career agents, independent agents, and independent marketing organizations. The Company sells its products in all fifty states and the District of Columbia.

BASIS OF PRESENTATION

The financial statements of the Company have been prepared in conformity with accounting principles prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (SAP). Prescribed SAP include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted SAP encompass all accounting practices that are not prescribed. These principles were considered to be in conformity with generally accepted accounting principles (GAAP) prior to the issuance of Financial Accounting Standards Board Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and other Enterprises," (FIN No. 40) and Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". Effective for fiscal years beginning after December 15, 1995, in accordance with FIN No. 40, the financial statements of mutual life insurance companies which are prepared on the basis of SAP can no longer be described as prepared in conformity GAAP. Therefore, as required by generally accepted auditing standards, the opinion expressed by our independent accountants on the 1995 and 1994 financial statements is different from that expressed in their previous report.

In financial statements prepared in conformity with SAP, the accounting treatment of certain items is different than for financial statements issued in conformity with GAAP. Significant differences include:

 . Policy acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are expensed when incurred; under GAAP, such costs are deferred and amortized over the expected premium paying period.

 . Premiums for universal life and investment-type products are recognized as revenue when due; under GAAP, they are accounted for as deposits and excluded from revenue.

 . Policy reserves are based on statutory mortality and interest requirements and without consideration of withdrawals and are reported net of reinsurance reserve credits; under GAAP, the reserves are based on expected investment yield, mortality and withdrawals and are reported gross of reinsurance reserve credits. Changes in reserves on account of change in valuation basis during the year are charged directly to surplus rather than reflected in the net gain from operations, as is the case under GAAP.

 . No provision is made for deferred income taxes; under GAAP, deferred taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements.

 . An asset valuation reserve (AVR) is established as a liability to offset potential investment losses and changes in the AVR are charged or credited to surplus; under GAAP, reserves are established for invested assets based on evaluation of impairment and are recorded through realized gains/(losses).

 . An interest maintenance reserve (IMR) is established as a liability to capture gains and losses, net of tax, on the sale of fixed maturities resulting from changes in the general level of interest rates; no such reserve is required under GAAP.

 . Investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

 . Certain assets, designated as nonadmitted, are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the statement of financial condition with appropriate valuation allowances.

-------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

 . Pension expense for the qualified noncontributory pension plan (Plan) is recognized when pension contributions are deductible for federal income tax purposes, rather than incurred over the service lives of employees participating in the Plan, as is the case under GAAP.

 . Postretirement benefits are recognized for vested employees and current retirees, rather than accruing an obligation over the service period for all eligible employees, as is the case under GAAP.

 .In accordance with Pennsylvania Insurance Laws and Regulations, the Company's subsidiaries are not consolidated for statutory filing purposes; under GAAP, majority-owned subsidiaries are consolidated.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

VALUATION OF INVESTMENTS

Bonds and stocks are carried in the accompanying Statements of Financial Condition at values prescribed by the NAIC. In general, bonds are stated at amortized cost, preferred stocks at cost and unaffiliated common stocks at market value. The Company's subsidiaries are carried on the equity basis with the net income from subsidiaries recorded in net investment income. Real estate is carried at cost less encumbrances and accumulated depreciation. Real estate acquired through foreclosure is recorded at the lower of cost or market value at the time of foreclosure. Real estate is depreciated using the straight-line method. Mortgage loans are carried at the unpaid principal amount, less any unamortized discount. Policy loans are stated at the unpaid principal balance less amounts unsecured by cash surrender and dividend accumulation values. Cash and short-term investments include cash on deposit and securities purchased with a maturity date of less than one year. Short-term investments are valued at cost, which approximates market. Other invested assets include joint venture real estate partnerships, which are valued on the equity basis, and venture capital limited partnerships, which are carried at market value. Certain assets which are considered to be non-admitted for statutory purposes have been excluded from the Statement of Financial Condition by a direct charge to surplus.

Financial instruments utilized to hedge the Company's assets are recorded using a valuation method consistent with the valuation method of the assets hedged. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in the Statements of Operations over the remaining life of the hedged securities. Changes in the market value of financial futures contracts used as hedges against market fluctuations of equity securities are reported as unrealized gains or losses. They are recognized as realized gains or losses when the hedged securities are sold.

Statutory accounting principles require insurance companies to hold an Asset Valuation Reserve (AVR) and an Interest Maintenance Reserve (IMR). The purpose of the AVR is to maintain consistent and prescribed valuation reserves for invested assets. Changes in the AVR are recorded directly to surplus. The purpose of the IMR is to defer recognition of realized gains and losses which result from interest rate movements and to amortize these gains and losses into income over the original expected life of the investment sold. Amortization of gains and losses included in the IMR are reflected as a component of net investment income.

Realized gains and losses are determined on the specific identification method and presented in the Statements of Operations net of taxes and excluding net gains and losses transferred to the IMR. Unrealized gains and losses are accounted for as direct increases or decreases to surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF FUTURE LIFE AND ANNUITY BENEFITS

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance are computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.5%. Reserves for annuity contracts are based principally on the 1949, 1971 and 1983 Individual Annuity Mortality Tables for individual annuities and the 1971 and 1983 Group Annuity Mortality Tables for group annuities and assumed interest rates ranging from 2.25% to 13.25%. Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported. Any adjustments

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)
that are made to the reserve balances are reflected in the Statements of Operations in the year in which such adjustments are made, with the exception of changes in valuation bases which are accounted for as a charge or credit to surplus.

REVENUE AND RELATED EXPENSE RECOGNITION

Premiums are recognized as income over the premium payment period of the related policies. Annuity considerations are recognized as income as they are received. Premium and annuity considerations are recorded net of reinsurance premiums. Benefits are reported net of the amounts received from reinsurers. Commissions and other expenses related to the acquisition of new policies are charged to operations as incurred.

FEDERAL INCOME TAXES

The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary's tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. In accordance with statutory accounting practices, no deferred taxes are provided for temporary differences between pre-tax accounting income and taxable income.

POLICYHOLDER DIVIDENDS

All insurance policies are participating. A liability for the dividends to be paid or credited to policyholders during the following calendar year is established at each year end. The amount of dividends to be paid is approved annually by the Board of Trustees.

SEPARATE ACCOUNTS

Separate Account assets and liabilities represent segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including certain of the Company's benefit plans. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The carrying value for Separate Account assets and liabilities approximates the estimated fair value of the underlying assets.

RECLASSIFICATIONS

Certain 1995 and 1994 amounts have been reclassified to conform with the 1996 presentation.

NOTE 2 - ACCOUNTING CHANGES:

During 1996, the Company changed its valuation basis for disability income and certain other contracts. The increase in reserves of $14,773, net of taxes, was taken as a direct charge to surplus.

The sections of the Internal Revenue Code (IRC) applicable to mutual life insurance companies require that mutual, but not stock, life insurance companies include the Differential Earnings Amount (DEA) in each year's taxable income. This amount is computed by multiplying the Company's average taxable equity base by a rate that represents the difference between stock and mutual companies' earnings rates. Under the IRC, the enacted DEA rate for the current year is an Internal Revenue Service (IRS) estimate and is recomputed in the following year to reflect the actual industry results.

Prior to 1995, the Company recorded its federal income tax expense for the DEA based on the enacted IRS rates for the current year along with any adjustment to the DEA related to the recomputation of the prior year's estimate. The portion of the Company's federal income tax expense associated with the DEA was recorded directly to surplus.

In 1995, the Company changed its method of accounting for the DEA to record the tax based on management's best estimate of the final DEA rates. The impact of this accounting change resulted in a $16,723 direct charge to surplus in 1995. In addition, in 1995 the Company began recording the portion of its federal income tax expense associated with the DEA in the Statement of Operations.

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

During 1995, the Company changed the reserve valuation bases for certain of its annuity products. These changes resulted in the release of $24,707 of policyholder reserves and a corresponding credit directly to surplus.

NOTE 3 - INVESTMENTS:

DEBT SECURITIES

The following summarizes the statement value and estimated fair value of the Company's investment in debt securities, including redeemable preferred stocks, as of December 31, 1996 and 1995.

                                                  DECEMBER 31, 1996
                                     -------------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                     STATEMENT  UNREALIZED UNREALIZED    FAIR
                                       VALUE      GAINS      LOSSES     VALUE
                                     ---------- ---------- ---------- ----------
United States Government...........  $   15,541  $    549   $    --   $   16,090
Other governmental units...........      34,451     1,601        --       36,052
Public utility.....................     415,874    28,379     2,020      442,233
Industrial and other...............   2,102,134   100,466     8,138    2,194,462
Mortgage and other asset-backed se-
 curities..........................   1,973,972    24,969    15,587    1,983,354
                                     ----------  --------   -------   ----------
                                      4,541,972   155,964    25,745    4,672,191
Redeemable preferred stocks........       3,575        --       266        3,309
                                     ----------  --------   -------   ----------
 TOTAL.............................  $4,545,547  $155,964   $26,011   $4,675,500
                                     ==========  ========   =======   ==========

                                                  DECEMBER 31, 1995
                                     -------------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                     STATEMENT  UNREALIZED UNREALIZED    FAIR
                                       VALUE      GAINS      LOSSES     VALUE
                                     ---------- ---------- ---------- ----------
United States Government...........  $   63,477  $  1,875   $    --   $   65,352
Other governmental units...........     103,090     2,893        --      105,983
Public utility.....................     509,120    51,946       347      560,719
Industrial and other...............   2,184,414   197,075    13,208    2,368,281
Mortgage and other asset-backed se-
 curities..........................     835,415    32,504     3,951      863,968
                                     ----------  --------   -------   ----------
                                      3,695,516   286,293    17,506    3,964,303
Redeemable preferred stocks........       3,964       --        237        3,727
                                     ----------  --------   -------   ----------
 TOTAL.............................  $3,699,480  $286,293   $17,743   $3,968,030
                                     ==========  ========   =======   ==========

The following summarizes the statement value and estimated fair value of debt securities as of December 31, 1996 by contractual maturity.

                                                                     ESTIMATED
                                                          STATEMENT     FAIR
                                                            VALUE      VALUE
                                                          ---------- ----------
Maturity:
 Within one year......................................... $  211,786 $  211,591
 After one year through five years.......................    621,748    631,662
 After five years through ten years......................    296,615    307,622
 After ten years through twenty years....................    435,475    478,638
 After twenty years......................................  1,002,376  1,059,324
 Mortgage and other asset-backed securities..............  1,973,972  1,983,354
                                                          ---------- ----------
                                                           4,541,972  4,672,191
Redeemable preferred stocks..............................      3,575      3,309
                                                          ---------- ----------
 TOTAL................................................... $4,545,547 $4,675,500
                                                          ========== ==========

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings and securities backed by credit card receivables, auto loans and home equity and manufactured housing loans. These securities follow a structured principal repayment schedule and are of high credit quality. These securities are rated investment grade, other than $60,547 in commercial mortgage-backed securities retained from the securitization of the Company's commercial mortgage loan portfolio. The mortgage and other asset-backed securities portfolio is presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 7.6 years.

During 1996, 1995 and 1994, proceeds from dispositions of investments in debt securities amounted to $1,079,993, $1,410,126, and $1,038,593, respectively. The gross gains realized on those dispositions were $13,794, $57,295 and $5,876, and the gross losses realized on those dispositions were $6,535, $10,069 and $27,348 during 1996, 1995 and 1994, respectively. Total net realized losses, net of taxes, transferred to the IMR in 1996 were $16,208. Total net realized gains, net of taxes, transferred to the IMR in 1995 were $32,211. Total net realized losses, net of taxes, transferred to the IMR, in 1994 were $14,089. Amortization of the IMR included in net investment income amounted to $1,160, $1,482 and $1,056 in 1996, 1995 and 1994, respectively.

The Company's investment portfolio of debt securities is comprised predominantly of investment grade securities. As of December 31, 1996 and 1995, debt securities totaling $168,313 and $100,013, respectively, were classified by the NAIC as less than investment grade. The Company did not hold any debt securities which were non-income producing for the preceding twelve months as of December 31, 1996 and 1995.

MORTGAGE LOANS

On August 29, 1996, the Company securitized the majority of its mortgage loan portfolio, by transferring mortgage loans with a principal value of $715,712 and a book value of $715,121 to a trust which qualifies as a REMIC (Real Estate Mortgage Investment Conduit) under the Internal Revenue Code. The trust issued sixteen classes of Commercial Mortgage Pass-Through Certificates with a total par value of $715,912. The certificates evidence the entire beneficial ownership interest in the trust. The cash flow from the mortgages will be used to repay the certificates over an average life of 4.28 years. The actual date on which the principal amount of the notes may be paid in full could be substantially earlier or later based on performance of the mortgages. The cash flows of the assets of the trust will be the sole source of payments on the notes. The Company has not guaranteed these certificates or the mortgage loans held by the trust. As a result of this transaction, the Company recognized a loss of $23,029 upon the transfer of the mortgages to the trust, representing the difference between the fair market value of the certificates and the book value of the mortgage loans transferred to the trust. This loss was deferred through the Interest Maintenance Reserve (IMR), net of related taxes, and will be amortized into income over the remaining life of the mortgages sold.

Included in the Company's bond portfolio are the highest quality classes of certificates with a par value of $655,055 and a fair market value of $672,643 at the time of the securitization, which the Company retained. The Company sold the lowest rated classes of certificates with a par value of $60,857 and a fair market value of $22,752.

The mortgage loans which were not included in the securitization were retained by the Company and had a book value of $152,480 and an estimated fair value of $140,691 on the date of the securitization. Loans which the Company intends to dispose of within a period of 6 to 24 months were written down to their estimated net realizable value. These loans had a book value of $83,428 and an estimated net realizable value of $67,642, which resulted in a credit-related realized loss of $15,786. The Company intends to hold mortgage loans with a book value of $69,052 on the date of the securitization, through their remaining terms. The Company has discontinued the origination of commercial mortgage loans.

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

The following summarizes the statement value of mortgage loans, by property type and geographic concentration, as of December 31, 1996 and 1995.

                                                                 1996     1995
                                                               -------- --------
Property Type
Office buildings.............................................. $ 40,243 $296,976
Retail........................................................   39,090  230,902
Dwellings.....................................................   33,539  223,192
Other.........................................................    4,174  209,622
                                                               -------- --------
 Total........................................................ $117,046 $960,692
                                                               ======== ========
Geographic Concentration
Northeast..................................................... $ 43,552 $328,397
Midwest.......................................................   17,539  358,203
South.........................................................   20,715  132,382
West..........................................................   35,240  139,979
Canada........................................................       --    1,731
                                                               -------- --------
 Total........................................................ $117,046 $960,692
                                                               ======== ========

The Company's investments at December 31, 1996 included $12,983 of mortgage loans delinquent over 60 days and no mortgage loans which were non-income producing for the preceding twelve months as of December 31, 1996. The Company's investments at December 31, 1995 included $27,295 of mortgage loans delinquent over 60 days, including $8,033 of mortgage loans which were non-income producing for the preceding twelve months as of December 31, 1995. The mortgage loan portfolio includes $7,110 and $19,928 of restructured mortgage loans as of December 31, 1996 and 1995, respectively. Restructured mortgage loans include commercial loans for which the basic terms, such as interest rate, amortization, maturity date, or collateral have been changed as a result of actual or anticipated delinquency. Restructures do not include mortgages refinanced prior to or upon maturity at or above current market terms.

REAL ESTATE

As of December 31, 1996 and 1995, accumulated depreciation on real estate amounted to $32,592 and $43,069, respectively. Depreciation expense on real estate totaled $5,769, $10,019 and $8,445 for the years ended December 31, 1996, 1995 and 1994, respectively. The Company's investments include $14,330 and $27,944 of foreclosed real estate as of December 31, 1996 and 1995, respectively. The statement value of the Company's largest real estate investment amounted to $49,923 and $54,858 as of December 31, 1996 and 1995, respectively. During 1996, the Company wrote down the statement value of this property by $16,000 to its current estimated fair value based on changes in future valuation assumptions. During 1995, the Company wrote down the statement value of this property by $76,500 to its estimated fair value at that date. This write down reflected the Company's determination that the value of the property was permanently impaired due in part to the notification by the major tenant that it did not intend to exercise lease extension options. In addition, as of 1995, the Company no longer intended to hold this property as a long-term investment.

NOTE 4 - RESERVES AND FUNDS FOR PAYMENT OF FUTURE LIFE AND ANNUITY BENEFITS:

The following summarizes the withdrawal characteristics of the Company's reserve and deposit funds as of December 31, 1996.

                                                                    STATEMENT
                                                                      VALUE
                                                                   -----------
Total policyholders' reserves and funds, including separate ac-
 count liabilities................................................ $ 6,173,292
Amounts not subject to discretionary withdrawal...................  (1,207,000)
                                                                   -----------
 Amounts subject to discretionary withdrawal...................... $ 4,966,292
                                                                   ===========

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

Of the total reserves and deposit funds which are subject to discretionary withdrawal, $1,958,656, which is net of applicable policy loans, may be withdrawn without the policyholder incurring surrender charges or market value adjustments to those funds.

NOTE 5 - FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK:

The following table summarizes the statement value and estimated fair value of the Company's financial instruments as of December 31, 1996 and 1995.

                                            1996                  1995
                                    --------------------- ---------------------
                                    STATEMENT  ESTIMATED  STATEMENT  ESTIMATED
                                      VALUE    FAIR VALUE   VALUE    FAIR VALUE
                                    ---------- ---------- ---------- ----------
FINANCIAL ASSETS:
Debt securities
 Bonds............................. $4,541,972 $4,672,192 $3,695,516 $3,964,303
 Redeemable preferred stocks.......      3,575      3,309      3,964      3,727
Equity securities
 Common stock--unaffiliated........        160        160      8,182      8,182
 Non-redeemable preferred stocks...      9,467     12,112     11,085     13,607
Mortgage loans
 Commercial........................    117,046    120,281    958,079  1,000,003
 Residential.......................         --         --      2,613      2,930
Policy loans.......................    409,344    387,562    422,865    405,721
Venture capital limited partner-
 ships.............................     37,792     37,792     30,325     30,325
Separate account assets............  1,225,038  1,225,038    911,683    911,683
FINANCIAL LIABILITIES:
Investment-type contracts
 Individual annuities..............  1,216,161  1,246,695 $1,248,138 $1,287,644
 Guaranteed investment contracts...    111,276    112,300    222,991    226,255
 Other group annuities.............    188,565    189,853    216,686    219,857
Dividends to policyholders payable
 in the following year.............     69,445     69,445     72,653     72,653
Separate account liabilities.......  1,225,038  1,225,038    905,960    905,960

The estimated fair values for the Company's investments in debt and equity securities are based on quoted market prices, where available. In situations where market prices are not readily available, primarily private placements, fair values are estimated using a formula pricing method based on fair values of securities with similar characteristics. The fair value of currently performing mortgage loans is estimated by discounting the cash flows associated with the investments, using an interest rate currently offered for similar loans to borrowers with similar credit ratings. Loans with similar credit quality, characteristics and time to maturity are aggregated for purposes of estimating fair value. Assumptions regarding credit risk, cash flows and discount rates are determined using the available market and borrower-specific information. The estimated fair value for non-performing loans is based on the estimated fair value of the underlying real estate, which is based on recent appraisals or other estimation techniques. The estimated fair value of policy loans is calculated by discounting estimated future cash flows using interest rates currently being offered for similar loans. Loans with similar characteristics are aggregated for purposes of estimating fair value. The statement values of cash and short-term investments and separate account assets approximate their fair values. The estimated fair value for venture capital limited partnerships is based on values determined by the partnerships' managing general partners. The resulting estimated fair values may not be indicative of the value negotiated in an actual sale.

The fair values of the Company's liabilities for individual annuities, guaranteed investment contracts and other group annuities are estimated by discounting the cash flows associated with the contracts, using an interest rate currently offered for similar contracts with maturities similar to those remaining for the contracts being valued. The statement value for certain of the other group annuities, totaling $34,803 and $43,490 as of December 31, 1996 and 1995, respectively, approximates the fair value due

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)
to the nature of the contracts. The statement values of dividends to policyholders payable in the following year and separate account liabilities approximate their fair values.

Currently, disclosure of estimated fair values is not required for all of the Company's assets and liabilities. Therefore, presentation of the estimated fair value of a significant portion of assets without a corresponding valuation of liabilities associated with insurance contracts can be misinterpreted. The continuing management of the relationship between the maturities of the Company's investments and the amounts due under insurance contracts reduces the Company's exposure to changing interest rates.

The Company is exposed to interest rate risk on its interest sensitive products. The Company's investment strategy is designed to minimize interest risk by managing the duration of both assets and liabilities and anticipated cash flows of the Company's assets and liabilities.

To minimize exposure and reduce risk from exchange and interest rate fluctuations in the normal course of business, the Company is party to financial instruments with off-balance-sheet risk. As of December 31, 1996 and 1995, the Company had interest rate swaps with aggregate notional amounts equal to $115,000, with average unexpired terms of 29 and 39 months, respectively. Interest rate swap agreements involve the exchange of fixed and floating rate interest payment obligations without an exchange of the underlying notional principal amounts. During the term of the swap, the net settlement amount is accrued as an adjustment to interest income. If the counterparty defaults, the Company is exposed only to the loss of the interest rate differential. If the positions were closed as of December 31, 1996 and 1995, the Company would have recognized gains of $7,605 and $12,880, respectively. The fair values for interest rate swaps and futures contracts are based on dealers' quotes and represent the estimated amount the Company would receive to terminate the contracts taking into account current interest rates and the creditworthiness of the counterparties, where appropriate.

In the normal course of business, the Company loans securities under arrangements in which collateral is obtained in amounts greater than the current market value of loaned securities. This collateral is held in the form of cash, cash equivalents or securities issued or guaranteed by the United States Government. The Company is at risk to the extent the value of loaned securities exceeds the value of the collateral obtained. The Company controls this risk by requiring collateral of the highest quality and requiring that additional collateral be deposited when the market value of loaned securities increases in relation to the collateral held or the value of the collateral decreases in relation to the value of the loaned securities. The Company had no loaned securities outstanding as of December 31, 1996 and 1995.

NOTE 6 - BENEFIT PLANS:

The Company maintains both qualified and non-qualified defined benefit plans as well as qualified defined contribution plans covering substantially all of its employees and full-time agents. The total pension expense related to these plans, including amounts allocated to the Company's subsidiaries, amounted to $8,310, $8,848 and $7,757 in 1996, 1995 and 1994, respectively.

DEFINED BENEFIT PLANS

The Company's expense and funding policy for the qualified defined benefit plan is to contribute an amount between the minimum required contribution and the maximum deductible amount in accordance with the Internal Revenue Code. The benefits for the plan are based on years of service and the employee's compensation prior to termination of employment.

The following summarizes the accumulated plan benefits, calculated using the projected unit credit method and plan net assets for the Company's qualified defined benefit plan as of December 31, 1996 and 1995.

                                                                 1996    1995
                                                                ------- -------
Actuarial present value of accumulated plan benefits:
 Vested........................................................ $32,572 $29,744
 Non-vested....................................................     935     763
                                                                ------- -------
  TOTAL........................................................ $33,507 $30,507
                                                                ======= =======
Net assets available for plan benefits......................... $37,938 $34,067
                                                                ======= =======

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

The actuarial present value of accumulated plan benefits was determined using a 7.5% and a 7.0% assumed discount rate for December 31, 1996 and 1995, respectively.

The Company also sponsors defined benefit plans for certain employees in excess of limits for qualified retirement plans. Pension assets are maintained in the Company's general account. As of December 31, 1996, the plans' total accumulated benefit obligation, determined in accordance with SFAS No. 87 and based on a 7.5% assumed discount rate amounted to $16,439. As of December 31, 1995, the plans' total accumulated benefit obligation, determined in accordance with SFAS No. 87 and based on an 7.0% assumed discount rate amounted to $17,609. The additional obligation for future salary increases was $1,899 and $2,539 as of December 31, 1996 and 1995, respectively.

DEFINED CONTRIBUTION PLANS

Defined contribution plan benefits are based on the participant's account balance. Designated contributions of up to 8% of each employee's annual compensation are eligible to be matched by the Company. As of December 31, 1996 and 1995, the estimated fair value of the defined contribution plans' assets was $134,778 and $126,378, respectively.

POSTRETIREMENT BENEFITS

The Company also provides certain health care and life insurance benefits (postretirement benefits) for retired employees. Substantially all employees become eligible for these benefits if they reach retirement age eligibility while working for the Company.

The Company accounts for the costs of postretirement benefits using an accrual method and is amortizing a transition obligation of $33,744 over 20 years. As of December 31, 1996 and 1995, the unamortized transition obligation was $26,996 and $28,683, respectively.

Postretirement benefit expense for the year ended December 31, 1996, 1995 and 1994 was $3,778, $4,426, and $4,346 respectively, which includes the expected cost of postretirement benefits for vested employees, interest cost, service cost, and amortization of the transition obligation and the unrecognized gains/(losses) on the obligation. The interest cost, service cost and amortization of the unrecognized gain on the obligation were $1,948, $590 and $447, respectively, for the year ended December 31, 1996. The interest cost and service cost were $2,471 and $268, respectively, for the year ended December 31, 1995. The interest cost and service cost were $2,366 and $293, respectively, for the year ended December 31, 1994. There was no unrecognized gain/(losses) on the obligation in 1995 and 1994. The Company made contributions to the plans of $2,107, $2,629 and $2,438 in 1996, 1995 and 1994, respectively, as claims were incurred.

As of December 31, 1996 and 1995, the unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $25,960 and $36,150, respectively. For December 31, 1996 the discount rate used in determining the accumulated postretirement benefit obligation was 7.5%, and the health care cost trend rate was 8.5%, graded to 5% over 8 years. For December 31, 1995, the discount rate used in determining the accumulated postretirement benefit obligation was 7.0%, and the health care cost trend rate was 9.0%, graded to 5.0% over 9 years.

The health care cost trend rate assumption has a significant effect on the amount reported. To illustrate, increasing the assumed health care cost trend rate by one percentage point in each year would increase the postretirement benefit obligation as of January 1, 1996 by $1,833 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for the year ended December 31, 1996 by $135.

NOTE 7 - FEDERAL INCOME TAXES:

The provision for federal income taxes is computed in accordance with the sections of the Internal Revenue Code applicable to mutual life insurance companies.

The taxable income reflected in the Company's federal tax return differs from statutory income as reflected in the accompanying Statements of Operations. Significant differences relate to the DEA, treatment of policy acquisition costs, differences in policy reserve valuation methods, and settled tax issues.

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

The IRS has examined the Company's income tax returns through the year 1990 and is currently examining years 1991 through 1994. Management believes that an adequate provision has been made for potential assessments.

In 1995, the Company settled various tax issues with the IRS, including an issue with the tax treatment of certain traditional life insurance policy updates. As a result of these settlements, the 1995 federal income tax expense was decreased in the Statement of Operations by approximately $57,000.

NOTE 8 - REINSURANCE:

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. The Company remains primarily liable as the direct insurer on all risks reinsured, and performs due diligence to ensure that amounts due from reinsurers are collectable. The table below includes the reinsurance amounts recorded in the accompanying financial statements, which are presented net of reinsurance activity.

                                                ASSUMED    CEDED TO
                                      GROSS    FROM OTHER   OTHER        NET
                                     AMOUNT    COMPANIES  COMPANIES    AMOUNT
                                   ----------- ---------- ---------- -----------
DECEMBER 31, 1996:
Life Insurance in-force..........  $26,822,820 $7,829,755 $5,517,369 $29,135,206
Premium and annuity considera-
 tions...........................      656,437     17,831     33,085     641,183
Reserves and funds for payment of
 future life and annuity bene-
 fits............................    5,942,388      3,945    320,167   5,626,166
DECEMBER 31, 1995:
Life Insurance in-force..........  $26,290,414 $7,668,076 $4,982,235 $28,976,255
Premium and annuity considera-
 tions...........................      724,188     19,762     33,508     710,442
Reserves and funds for payment of
 future life and annuity bene-
 fits............................    5,364,721      3,937    304,360   5,064,298

During 1994, the Company had gross premiums of $772,461, assumed premiums of $40,418 and ceded premiums of $41,332.

Under reinsurance agreements with The Penn Insurance and Annuity Company (PIA), a wholly-owned subsidiary, the Company has assumed and ceded certain risks. As a result of these reinsurance agreements with PIA, net life insurance in-force ceded to PIA totaled $327,897 and $342,694 as of December 31, 1996 and 1995, respectively. The Company reduced its reserves by $243,426 and $242,691 as of December 31, 1996 and 1995, respectively. Net premium and annuity considerations ceded to PIA were $11,620 and $11,056, which include an experience refund paid of $4,461 and $2,257 in 1996 and 1995, respectively. Net premium and annuity considerations assumed from PIA in 1994 were $10,069.

During 1995, PIA recaptured its single premium immediate annuity business which it had previously ceded entirely to the Company. The transaction resulted in the transfer of approximately $31,000 of invested assets and policyholder liabilities from the Company to PIA.

During 1995, the Company recaptured the portion of its disability income business that was previously reinsured under a quota share and excess reinsurance agreement with the Monarch Life Insurance Company ("Monarch"). As a result of this recapture, approximately $21,200 of cash and policyholder reserves were transferred to the Company from Monarch.

--------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS, CONTINUED
(IN THOUSANDS OF DOLLARS)

NOTE 9 - RELATED PARTIES:

The following summarizes the statement value of the Company's unconsolidated subsidiaries and affiliates as of December 31, 1996 and 1995:

                                                                1996     1995
                                                              -------- --------
Independence Square Properties, Inc. ........................ $108,817 $ 88,607
PIA..........................................................   82,102   65,601
Other affiliates.............................................   14,655   16,985
                                                              -------- --------
 TOTAL....................................................... $205,574 $171,193
                                                              ======== ========

The Company's unconsolidated subsidiaries had combined assets of $1,545,888 and $1,373,745, and combined liabilities of $1,340,314 and $1,202,552 as of December 31, 1996 and 1995, respectively. The Company records earnings from these subsidiaries through investment income. The majority of the earnings of $37,981, $23,642 and $24,311 for the years ended December 31, 1996, 1995 and
1994, respectively, relate to broker/dealer subsidiaries.

As of December 31, 1996 and 1995, bonds include notes receivable from subsidiaries of $27,304 and $31,130, respectively. Investment income on notes receivable from subsidiaries amounted to $1,989, $3,118 and $2,527 for 1996, 1995 and 1994, respectively.

NOTE 10 - COMMITMENTS AND CONTINGENCIES:

The Company and its subsidiaries are respondents in a number of proceedings, some of which involve extra-contractual damage in addition to other damages. In addition, insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments are not likely to have a material adverse effect on the financial position of the Company.

The Company has undertaken to its wholly-owned subsidiary, PIA, to provide sufficient financial support so that PIA will have adequate capital and surplus as required by applicable laws to meet its obligations to its policyholders under the terms of PIA's policies and contracts.

The Company, in the ordinary course of business, extends commitments relating to its investment activities. As of December 31, 1996, the Company had outstanding commitments totaling $13,079 relating to these investment activities. The fair value of these commitments approximates the face amount.

As of December 31, 1996, unused lines of credit available to the Company amounted to $40,000.

--------------------------------------------------------------------------------
APPENDIX A

--------------------------------------------------------------------------------
SAMPLE MINIMUM INITIAL PREMIUMS

  The following table shows for Insureds of varying ages, the minimum initial premium for a Policy with the Basic Death Benefit indicated. The table assumes the Insured will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

                                              BASIC               MINIMUM              BASE
      ISSUE AGE          SEX OF               DEATH               INITIAL             MONTHLY
      OF INSURED         INSURED             BENEFIT              PREMIUM             PREMIUM
 --------------------------------------------------------------------------------------------
          25                M                $ 50,000             $ 48.00             $ 24.00
 --------------------------------------------------------------------------------------------
          30                F                $ 75,000             $ 76.40             $ 38.20
 --------------------------------------------------------------------------------------------
          35                M                $ 75,000             $108.40             $ 54.20
 --------------------------------------------------------------------------------------------
          40                F                $100,000             $155.00             $ 77.50
 --------------------------------------------------------------------------------------------
          45                M                $100,000             $227.86             $113.93
 --------------------------------------------------------------------------------------------
          50                F                $100,000             $242.52             $121.26
 --------------------------------------------------------------------------------------------
          55                M                $100,000             $376.16             $188.08
 --------------------------------------------------------------------------------------------
          60                F                $ 75,000             $297.76             $148.88
 --------------------------------------------------------------------------------------------
          65                M                $ 75,000             $491.62             $245.81
 --------------------------------------------------------------------------------------------
          70                F                $ 50,000             $352.78             $176.39
 --------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDIX B

--------------------------------------------------------------------------------
SAMPLE MAXIMUM SURRENDER CHARGE PREMIUMS PER $1,000 OF INITIAL SPECIFIED AMOUNT

                               MALE                                        FEMALE
  -----------------------------------------------------------------------------------------------
         AGE          NONSMOKER               SMOKER               NONSMOKER               SMOKER
  -----------------------------------------------------------------------------------------------
          35             8.67                 10.31                   7.51                  8.80
  -----------------------------------------------------------------------------------------------
          40            10.84                 12.99                   9.30                 10.92
  -----------------------------------------------------------------------------------------------
          45            13.67                 16.45                  11.58                 13.56
  -----------------------------------------------------------------------------------------------
          50            17.45                 20.98                  14.55                 16.91
  -----------------------------------------------------------------------------------------------
          55            22.57                 26.99                  18.47                 21.26
  -----------------------------------------------------------------------------------------------
          60            29.57                 34.91                  23.82                 27.07
  -----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDIX C

--------------------------------------------------------------------------------
ADMINISTRATIVE SURRENDER CHARGES PER $1,000

              ATTAINED AGE OF                        CHARGE PER EACH $1,000 OF
           INSURED ON POLICY DATE                    INITIAL SPECIFIED AMOUNT
  ----------------------------------------------------------------------------
               0-9                                             $1.00
  ----------------------------------------------------------------------------
              10-19                                            $2.00
  ----------------------------------------------------------------------------
              20-29                                            $3.00
  ----------------------------------------------------------------------------
              30-39                                            $4.00
  ----------------------------------------------------------------------------
              40-49                                            $5.00
  ----------------------------------------------------------------------------
              50-59                                            $6.00
  ----------------------------------------------------------------------------
             60-over                                           $7.00
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDIX D

--------------------------------------------------------------------------------
APPLICABLE PERCENTAGES


ATTAINED AGE        PERCENTAGE         ATTAINED AGE        PERCENTAGE
-------------------------------------------------------------------------------
  0-40                 250                 61                  128
-------------------------------------------------------------------------------
   41                  243                 62                  126
-------------------------------------------------------------------------------
   42                  236                 63                  124
-------------------------------------------------------------------------------
   43                  229                 64                  122
-------------------------------------------------------------------------------
   44                  222                 65                  120
-------------------------------------------------------------------------------
   45                  215                 66                  119
-------------------------------------------------------------------------------
   46                  209                 67                  118
-------------------------------------------------------------------------------
   47                  203                 68                  117
-------------------------------------------------------------------------------
   48                  197                 69                  116
-------------------------------------------------------------------------------
   49                  191                 70                  115
-------------------------------------------------------------------------------
   50                  185                 71                  113
-------------------------------------------------------------------------------
   51                  178                 72                  111
-------------------------------------------------------------------------------
   52                  171                 73                  109
-------------------------------------------------------------------------------
   53                  164                 74                  107
-------------------------------------------------------------------------------
   54                  157                75-90                105
-------------------------------------------------------------------------------
   55                  150                 91                  104
-------------------------------------------------------------------------------
   56                  146                 92                  103
-------------------------------------------------------------------------------
   57                  142                 93                  102
-------------------------------------------------------------------------------
   58                  138                 94                  101
-------------------------------------------------------------------------------
   59                  134                 95                  100
-------------------------------------------------------------------------------
   60                  130
-------------------------------------------------------------------------------


                                      D-1